UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

51 West 52nd Street

New York, NY 10019-6114

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1.  Reports to Stockholders.

UBS Relationship Funds

Semiannual Report

June 30, 2009

1

President’s letter

August 17, 2009

Dear valued investor,

At UBS Global Asset Management, conviction in our process and philosophy is the driving force that has guided us for more than 25 years. From time to time, we are reminded, however, that conviction can also be a double-edged sword.

Against a turbulent market backdrop, the temptation for the average investor to make emotion-based decisions is strong, and is one of the key factors sabotaging long-term financial goals. By remaining firmly grounded in our process, we avoid the temptations that have historically derailed investors over the long-term. However, it is during these times—2008 being a case in point—when conviction in our views may cause some investors to wonder if we’ve lost our way.

While following our convictions isn’t always the popular path to take, it is, in our opinion, one of the most important ways we add value in our clients’ portfolios. In fact, as you will see inside, we are starting to see our views being rewarded, with 13 out of the 15 UBS Relationship Funds outpacing their respective benchmarks or comparative indexes over the six months ended June 30, 2009.

Of course, these more recent results don’t guarantee the Funds’ future performance. But we do believe they make a strong statement supporting our investment discipline. That said, while we are gratified to see our clients with fortitude, patience and long-term investment horizons begin to be rewarded for our convictions, it is also sobering to know that there are others, who, finding it difficult to stay the duration, may not benefit from our unwavering approach.

Going forward, we will continue to look at ways to deliver the best of our capabilities to our clients, whether it’s by implementing an additional layer of insight in our process, or by continuing to build up our investment teams by acquiring the type of talent that we believe will enable us to lead the way in the years ahead. To that end, we welcomed John Dugenske to UBS Global Asset Management as North American Head of Fixed Income in January 2009. John’s extensive fixed income experience in portfolio management, trading, research and risk management is a strong complement to the high-caliber expertise we have added to the Fixed Income team over the past year.

While we can’t predict with any certainty how the markets will behave, we can maintain the disciplined approach that we believe is in the best interests of our valued clients: Investing according to our convictions in pursuit of long-term returns that will help clients meet their financial goals. It’s what we demand from ourselves, and what we believe our clients have come to expect from us.

Thank you for your continued support.

Kai R. Sotorp

President

UBS Relationship Funds

Head—Americas

UBS Global Asset Management (Americas) Inc.

2

Markets in review

Global economic growth remains weak

The six-month reporting period began on the heels of some of the most challenging economic and market conditions in a generation. Prior to the beginning of the reporting period, the US economy, as measured by gross domestic product (“GDP”), declined 5.4% during the fourth quarter of 2008—the worst quarterly reading since 1982. The economy’s weakness was attributed to the fallout from the bursting of the housing bubble, a severe credit crunch, lower business and consumer spending and surging unemployment. The economy has remained weak in 2009, as first quarter GDP declined 6.4%. While the economy continued to contract during the second quarter, it declined at a more modest pace. The advance estimate for GDP showed a decline of 1.0%, due, in part, to smaller declines in exports and business spending.

Outside the US, economic growth was also poor during the reporting period. According to forecasts by the Organization for Economic Cooperation and Development (OECD), world economic growth is expected to contract 2.2% in 2009. From a regional perspective, Eurozone GDP declined 4.8% during the first quarter, while Japan’s economy shrank 14.2% over the same period. However, as the reporting period progressed, there were hopes that the recession in the global economy was nearing a bottom. Accordingly, the OECD has forecast a rebound in world economic growth, projecting a 2.3% expansion in 2010.

A strong finish helps equities post positive returns

In the equity markets, the reporting period was a study in contrasts. During the first two months of the period, stock prices in the US and abroad fell sharply. This was due to a number of factors, including concerns regarding the weak global economy, strained credit conditions and plunging corporate profits. However, after reaching a 12-year low on March 9, 2009, stock prices in the US rallied sharply, given expectations that the worst of the global recession may be behind us. From its March low through June 30, 2009, the S&P 500 Index1 gained more than 35%. All told, the S&P 500 Index returned 3.16% during the six months ended June 30, 2009.

The international equity markets delivered similar results. During the first two months of the reporting period, both the equities of international developed markets (as measured by MSCI EAFE Index (net) 2) and those of emerging markets (as measured by the MSCI Emerging Markets Free (EMF) Index3) were extremely weak. However, an impressive rally, which began in mid-March, was more than enough to make up for the severity of the earlier decline as international developed equity markets gained 8.42% during the reporting period and emerging equities markets rose an impressive 38.08%.

Riskier fixed income sectors excel

There was an extreme shift in market sentiment in the fixed income markets during the reporting period. In 2008, heightened risk caused US investors to flock to the safety of short-term Treasury securities, causing their yields to fall and their prices to rise. In contrast, the spread sectors (non-Treasuries) performed poorly. However, as the reporting period progressed, risk aversion abated and investors shunned Treasuries in favor of what we viewed as attractively valued and higher yielding spread sectors. During the six months ended

[1]

The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

[2]

The MSCI EAFE Index (net) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Investors should note that indices do not reflect the deduction of fees and expenses.

[3]

The MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI Emerging Markets Free (EMF) Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

3

Markets in review

June 30, 2009, the overall US bond market, as measured by the Barclays Capital US Aggregate Index,4 returned 1.90%.

Turning to the riskier fixed income asset classes, high yield bonds and emerging markets debt generated extremely strong performance during the six-month reporting period. During that time, the Merrill Lynch US High Yield Cash Pay Constrained Index5 returned 29.46% and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)6 returned 14.56%.

[4]

The Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) is an unmanaged index of the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

[5]

The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

[6]

The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4

UBS Global Securities Relationship Fund

Portfolio performance

For the six months ended June 30, 2009, UBS Global Securities Relationship Fund (the “Fund”) returned 11.19%, while the Fund’s benchmark, the Citigroup World Government Bond Index (WGBI)SM, declined 1.50%, and the Global Securities Relationship Fund Index (the “Index”) returned 7.15%.1 For comparison purposes, the MSCI World Free Index (net) returned 6.35%. (Please note that these returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s significant outperformance was due primarily to market allocation and security selection.

Portfolio performance summary

What worked

•

The Fund’s overweight to equities was a strong driver of relative performance for the six months. The Fund maintained an overweight to global equities during the reporting period, reflecting our belief that stocks were sharply undervalued. This overweight suffered initially, as 2009 began with markets declining precipitously based on a dire economic outlook. After the market lows of early March, however, global equities rallied fast and furiously as the economic news improved.

•

The Fund’s equity position was tilted heavily in favor of US stocks, which led the way during the second-quarter rally. This overweight position, based on our time-tested valuation research, made a significant contribution to Fund returns for the reporting period.

•

At the time of this writing, the Fund maintains an asset allocation of 80% to global equities and 20% to global bonds. According to our valuation research, US equities remain at about a 35% discount to fair value, while international equities are approximately 42% undervalued. While we still expect to see market volatility and economic uncertainty in the near term, we believe several recent signs of stabilization may indicate that the worst is behind us.

•

An underweight to global sovereign fixed income also contributed to Fund returns. Our valuation research showed bonds to be expensive relative to other asset classes. This decision benefited Fund returns as yield curves steepened during the second quarter of 2009, reflecting both the slowing pace of the economic deterioration and concerns about accelerating fiscal deficits.

•

From an asset allocation perspective, the Fund’s overweight to high yield debt also benefited performance. As risky assets outperformed, high yield debt rallied significantly, gaining approximately 30% during the six-month reporting period.[2]

•

Security selection within US equities was positive for the reporting period. Our bottom-up stock selection discipline led to overweight positions in the energy and consumer discretionary sectors, both of which added value during the reporting period.

•	The large cap growth equity segment of the Fund posted strong returns, as well. In particular, selection decisions in the consumer staples, financial and industrials sectors were successful.

•	As 2009 began, continued market declines gave rise to significant investment opportunities in US equities, in our view. Our proprietary research sought companies whose balance sheets could

[1]

In order to better reflect the more global nature of the current capital markets, the Board of Trustees of the Fund made a change to the composition of the Index, effective April 30, 2009. For a detailed description of the changes to the Index, please see page 7.

[2]

A risky asset is one whose future is considered to be uncertain; it generally includes a risk premium that compensates investors for its inherent riskiness. This definition could generally include all investable asset types, except for US Treasury securities and cash.

5

UBS Global Securities Relationship Fund

enable them to weather the market volatility, as well as underpriced stocks with attractive risk/return characteristics. As the S&P 500 Index rallied in the second quarter, the Fund’s positions made further gains.

What didn’t work

•

Issue selection within high yield bonds detracted from performance. While the Fund’s overweight positioning in the high yield sector helped Fund performance overall, security selection within the sector lagged the benchmark due to conservative positioning. As high yield spreads narrowed, riskier issues outperformed during the period.

•	Issue selection within the Fund’s fixed income components hindered performance. The Fund’s positions in nonagency mortgage-backed securities suffered during the six-month period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

6

UBS Global Securities Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended June 30, 2009	6 months	1 year	5 years	10 years
UBS Global Securities Relationship Fund	11.19%	(21.69)%	1.16%	4.26%
Citigroup World Government Bond Index (WGBI)SM(1)	(1.50)	4.00	6.06	6.53
MSCI World Free Index (net)(2)	6.35	(29.50)	0.03	(0.85)
Global Securities Relationship Fund Index(3)	7.15	(16.60)	2.83	2.73

(1)

The Citigroup World Government Bond Index (WGBI)SM is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index tracks the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(2)

The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

(3)

The Global Securities Relationship Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index; 15% Citigroup World Government Bond ex US Index (WGBI)SM; 15% Citigroup World Government Bond Index (WGBI)SM; 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index (WGBI)SM and 15% Citigroup World Government Bond Index (WGBI)SM replaced the 21% Citigroup Broad Investment Grade Index and 9% Citigroup World Government Bond ex US Index (WGBI)SM. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

7

UBS Global Securities Relationship Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2009

Percentage of net assets
Apple, Inc.	0.8%
General Electric Co.	0.6
Pfizer, Inc.	0.6
Allergan, Inc.	0.6
Covidien PLC	0.6
Chevron Corp.	0.6
General Dynamics Corp.	0.5
JPMorgan Chase & Co.	0.5
Comcast Corp., Class A	0.5
Exelon Corp.	0.5
Total	5.8%

(1)	Figures represent the direct investments of the UBS Global Securities Relationship Fund. Figures could be different if a breakdown of the underlying investment companies was included.

Country exposure, top five (unaudited)(2)

As of June 30, 2009

Percentage of net assets
United States	35.8%
United Kingdom	3.5
Japan	3.3
Germany	2.1
France	1.8
Total	46.5%

(2)

Figures represent the direct investments of the UBS Global Securities Relationship Fund. If a breakdown of the underlying investment companies was included the country exposure percentages would be as follows: United States 44.8%, Japan 6.3%, United Kingdom 5.3%, Germany 2.9% and France 2.7%.

Top ten long-term fixed income holdings (unaudited)(1)

As of June 30, 2009

Percentage of net assets
US Treasury Notes, 0.875%, due 04/30/11	2.0%
US Treasury Notes, 2.250%, due 05/31/14	0.9
US Treasury Notes, 3.125%, due 05/15/19	0.7
US Treasury Notes, 2.625%, due 04/30/16	0.7
US Treasury Notes, 0.875%, due 05/31/11	0.5
US Treasury Notes, 2.625%, due 06/30/14	0.5
US Treasury Bonds, 6.125%, due 11/15/27	0.4
US Treasury Bonds, 3.500%, due 02/15/39	0.4
UK Gilts, 8.000%, due 09/27/13	0.3
US Treasury Bonds, 8.500%, due 02/15/20	0.3
Total	6.7%

8

UBS Global Securities Relationship Fund

Industry diversification (unaudited)(1)

As a percentage of net assets

As of June 30, 2009

Common stocks
Aerospace & defense	0.76%
Air freight & logistics	0.47
Airlines	0.22
Auto components	0.58
Automobiles	0.55
Beverages	0.67
Biotechnology	0.41
Capital markets	1.56
Chemicals	1.48
Commercial banks	2.13
Communications equipment	0.87
Computers & peripherals	1.32
Construction materials	0.22
Consumer finance	0.28
Diversified consumer services	0.12
Diversified financial services	1.26
Diversified telecommunication services	0.90
Electric utilities	1.35
Energy equipment & services	1.06
Food & staples retailing	0.58
Food products	0.13
Health care equipment & supplies	1.82
Health care providers & services	0.87
Hotels, restaurants & leisure	0.66
Household durables	0.28
Household products	0.52
Independent power producers & energy traders	0.03
Industrial conglomerates	0.79
Insurance	1.48
Internet & catalog retail	0.43
Internet software & services	0.39
IT services	0.64
Life sciences tools & services	0.11
Machinery	1.26
Marine	0.15
Media	1.53
Metals & mining	0.44
Multiline retail	0.39
Multi-utilities	0.52
Office electronics	0.25
Oil, gas & consumable fuels	4.22
Personal products	0.24
Pharmaceuticals	2.03
Professional services	0.20
Real estate investment trusts (REITs)	0.09
Real estate management & development	0.52
Road & rail	0.80
Semiconductors & semiconductor equipment	1.12
Software	1.51
Specialty retail	0.54
Textiles, apparel & luxury goods	0.17
Tobacco	0.53
Trading companies & distributors	0.43
Wireless telecommunication services	0.95

Total common stocks	42.83

Bonds
Corporate bonds
Commercial banks	0.15%
Diversified financial services	0.06
Wireless telecommunication services	0.02

Total corporate bonds	0.23
Asset-backed securities	0.16
Collateralized debt obligations	0.02
Commercial mortgage-backed securities	0.19
Mortgage & agency debt securities	1.13
Stripped mortgage-backed securities	0.03
US government obligations	7.07
Non US-government obligations	3.65
Sovereign/supranational bond	0.02

Total bonds	12.50
Investment companies
iShares MSCI Emerging Markets Index Fund	3.32
UBS Corporate Bond Relationship Fund	5.54
UBS Emerging Markets Equity Relationship Fund	5.46
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	14.16
UBS High Yield Relationship Fund	2.87
UBS Small-Cap Equity Relationship Fund	1.74
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.13

Total investment companies	33.22
Rights	0.04
Short-term investment	9.46
Investment of cash collateral from securities loaned	1.39

Total investments	99.44
Cash and other assets, less liabilities	0.56

Net assets	100.00%

(1)

Figures represent the industry breakdown of direct investments of the UBS Global Securities Relationship Fund. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

9

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Common stocks — 42.83%
Australia — 0.56%
BHP Billiton Ltd.	59,954	$1,643,184
Orica Ltd.	210,958	3,672,473
Qantas Airways Ltd.	1,431,295	2,308,915
QBE Insurance Group Ltd.	122,210	1,949,961

Total Australia common stocks		9,574,533

Austria — 0.23%
Telekom Austria AG	254,611	3,983,744

Belgium — 0.23%
Anheuser-Busch InBev NV(1)	107,320	3,885,258

Bermuda — 0.59%
Covidien PLC	268,300	10,045,152

Canada — 0.79%
EnCana Corp.	83,000	4,115,213
Manulife Financial Corp.	94,900	1,647,277
Toronto-Dominion Bank	77,800	4,019,260
TransCanada Corp.(1)	136,600	3,678,212

Total Canada common stocks		13,459,962

Cayman Islands — 0.28%
Seagate Technology	459,900	4,810,554

China — 0.47%
Bank of East Asia Ltd.	954,500	2,908,042
Jardine Matheson Holdings Ltd.	91,200	2,495,120
New World Development Ltd.	1,432,000	2,584,865

Total China common stocks		7,988,027

Finland — 0.24%
Nokia Oyj	286,216	4,176,943

France — 1.09%
BNP Paribas	100,331	6,510,868
GDF Suez(1)	66,116	2,469,944
Societe Generale	37,571	2,049,854
Technip SA	36,265	1,782,607
Total SA	107,496	5,822,218

Total France common stocks		18,635,491

Germany — 1.45%
Bayer AG	81,210	4,360,657
Daimler AG	80,090	2,897,814
E.ON AG	159,610	5,665,256
Henkel AG & Co KGaA, Preference shares(1)	81,132	2,534,930
MAN AG	29,159	1,793,401
Metro AG	85,337	4,079,335
Muenchener Rueckversicherungs-Gesellschaft AG	25,957	3,510,547

Total Germany common stocks		24,841,940

Guernsey — 0.05%
Resolution Ltd.*	569,214	834,954

Ireland — 0.34%
CRH PLC	162,144	3,717,339
Elan Corp. PLC ADR*	104,400	665,028
Ryanair Holdings PLC ADR*	52,500	1,490,475

Total Ireland common stocks		5,872,842

Security description	Shares	Value

Japan — 3.35%
Canon, Inc.	131,800	$4,289,690
Honda Motor Co., Ltd.	126,200	3,455,500
Japan Tobacco, Inc.	1,881	5,862,994
Kao Corp.	138,000	3,007,475
Kuraray Co., Ltd.	198,500	2,200,320
Mitsubishi Corp.	277,800	5,101,848
Mitsui Fudosan Co., Ltd.	217,000	3,759,488
Mitsui OSK Lines Ltd.	401,000	2,587,003
Mitsui Sumitomo Insurance Group Holdings, Inc.	97,000	2,529,463
Nintendo Co., Ltd.	10,200	2,807,082
Nissan Motor Co., Ltd.	499,600	3,016,208
Nomura Holdings, Inc.	593,800	4,974,928
NTT DoCoMo, Inc.	1,588	2,319,329
Shin-Etsu Chemical Co., Ltd.	75,300	3,477,748
Sumitomo Mitsui Financial Group, Inc.	121,400	4,909,220
THK Co., Ltd.	198,700	2,962,784

Total Japan common stocks		57,261,080

Luxembourg — 0.12%
ArcelorMittal	61,471	2,018,812

Netherlands — 0.62%
Akzo Nobel NV	54,347	2,391,544
ASML Holding NV	141,792	3,075,504
ING Groep NV CVA	361,832	3,641,877
Reed Elsevier NV	143,179	1,579,022

Total Netherlands common stocks		10,687,947

Norway — 0.33%
Petroleum Geo-Services ASA*	290,200	1,809,632
Telenor ASA*	500,600	3,864,549

Total Norway common stocks		5,674,181

Singapore — 0.54%
CapitaLand Ltd.	1,008,499	2,561,371
DBS Group Holdings Ltd.	320,000	2,596,959
Olam International Ltd.(1)	2,502,000	4,183,430

Total Singapore common stocks		9,341,760

Spain — 0.15%
Inditex SA	52,001	2,499,034

Switzerland — 1.38%
Adecco SA	81,680	3,411,001
Alcon, Inc.	35,300	4,099,036
Credit Suisse Group AG	71,196	3,250,073
Nobel Biocare Holding AG	137,074	3,004,932
Roche Holding AG	58,108	7,905,521
Synthes, Inc.	20,259	1,961,086

Total Switzerland common stocks		23,631,649

United Kingdom — 2.81%
Barclays PLC	1,090,267	5,078,171
BP PLC	377,220	2,985,001
British Land Co. PLC	249,908	1,576,113
British Sky Broadcasting Group PLC	628,532	4,715,088
Cobham PLC	612,812	1,747,904
Home Retail Group PLC	507,753	2,177,684
Imperial Tobacco Group PLC	123,644	3,215,889
Kingfisher PLC	643,041	1,885,121
Man Group PLC	574,476	2,636,761

10

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Common stocks — (continued)
United Kingdom — (concluded)
Prudential PLC	397,384	$2,703,946
Rio Tinto PLC	107,785	3,752,334
Sage Group PLC	1,065,650	3,129,656
Tullow Oil PLC	178,878	2,767,464
Vodafone Group PLC	3,866,900	7,474,616
Wolseley PLC*	117,924	2,254,417

Total United Kingdom common stocks		48,100,165

United States — 27.21%
ACE Ltd.	74,100	3,277,443
Adobe Systems, Inc.*	88,700	2,510,210
Aflac, Inc.	100,800	3,133,872
Air Products & Chemicals, Inc.	10,000	645,900
Allergan, Inc.	213,100	10,139,298
Amazon.com, Inc.*	60,700	5,078,162
American Electric Power Co., Inc.	219,750	6,348,577
American Tower Corp., Class A*	65,600	2,068,368
Amgen, Inc.*	65,000	3,441,100
Anadarko Petroleum Corp.	113,600	5,156,304
Apple, Inc.*	97,000	13,815,710
AT&T, Inc.	304,900	7,573,716
Avon Products, Inc.	79,100	2,039,198
Baker Hughes, Inc.	151,800	5,531,592
Bank of New York Mellon Corp.	208,500	6,111,135
Baxter International, Inc.	28,100	1,488,176
BlackRock, Inc.	13,500	2,368,170
BorgWarner, Inc.(1)	118,500	4,046,775
Broadcom Corp., Class A*	139,700	3,463,163
Burlington Northern Santa Fe Corp.	91,900	6,758,326
Carnival Corp.	197,100	5,079,267
Celanese Corp., Series A	44,800	1,064,000
Chevron Corp.	141,900	9,400,875
Cisco Systems, Inc.*	238,700	4,449,368
City National Corp.(1)	49,700	1,830,451
CME Group, Inc.	13,200	4,106,652
Coach, Inc.	109,800	2,951,424
Colgate-Palmolive Co.	44,800	3,169,152
Comcast Corp., Class A	615,300	8,915,697
DaVita, Inc.*	18,300	905,118
DeVry, Inc.	42,200	2,111,688
Discover Financial Services	473,875	4,866,696
Dr. Pepper Snapple Group, Inc.*	25,900	548,821
Dynegy, Inc., Class A*	199,400	452,638
Ecolab, Inc.	39,000	1,520,610
EOG Resources, Inc.	26,700	1,813,464
Estee Lauder Cos., Inc., Class A	62,300	2,035,341
Exelon Corp.	158,300	8,106,543
Expeditors International Washington, Inc.	25,700	856,838
Express Scripts, Inc.*	49,600	3,410,000
Exxon Mobil Corp.	66,600	4,656,006
FedEx Corp.	128,400	7,141,608
Fortune Brands, Inc.	136,300	4,735,062
General Dynamics Corp.	166,200	9,205,818
General Electric Co.	932,100	10,924,212
Genzyme Corp.*	63,600	3,540,612
Google, Inc., Class A*	15,800	6,661,122
Halliburton Co.	182,200	3,771,540
Hess Corp.	90,900	4,885,875

Security description	Shares	Value

United States — (continued)
Hewlett-Packard Co.	101,700	$3,930,705
Home Depot, Inc.	86,900	2,053,447
Illinois Tool Works, Inc.	181,200	6,766,008
Intel Corp.	338,600	5,603,830
IntercontinentalExchange, Inc.*	34,300	3,918,432
International Game Technology	219,300	3,486,870
Interpublic Group of Cos., Inc.*	647,000	3,267,350
Intersil Corp., Class A	102,500	1,288,425
Intuit, Inc.*	68,000	1,914,880
JC Penney Co., Inc.	106,400	3,054,744
Johnson Controls, Inc.	271,100	5,888,292
JPMorgan Chase & Co.	263,700	8,994,807
Kellogg Co.	48,600	2,263,302
Kla-Tencor Corp.	71,200	1,797,800
Laboratory Corp. of America Holdings*	29,400	1,993,026
Macy’s, Inc.	305,000	3,586,800
Marathon Oil Corp.	194,500	5,860,285
Marvell Technology Group Ltd.*	239,400	2,786,616
MasterCard, Inc., Class A	29,700	4,969,107
McDonald’s Corp.	47,000	2,702,030
MDU Resources Group, Inc.	56,300	1,068,011
Medco Health Solutions, Inc.*	115,900	5,286,199
Medtronic, Inc.	114,400	3,991,416
Merck & Co., Inc.	46,800	1,308,528
MetLife, Inc.	90,900	2,727,909
Microsoft Corp.	312,300	7,423,371
Millipore Corp.*	25,800	1,811,418
Monsanto Co.	89,700	6,668,298
Morgan Stanley	260,950	7,439,685
National Semiconductor Corp.(1)	94,900	1,190,995
NiSource, Inc.	51,600	601,656
Noble Corp.	58,700	1,775,675
Northeast Utilities	69,300	1,546,083
Omnicom Group, Inc.	149,200	4,711,736
Oracle Corp.	131,800	2,823,156
PACCAR, Inc.	201,300	6,544,263
Pall Corp.	88,800	2,358,528
Parker Hannifin Corp.	29,800	1,280,208
Peabody Energy Corp.	188,500	5,685,160
Pepco Holdings, Inc.	115,800	1,556,352
PepsiCo, Inc.	128,900	7,084,344
Pfizer, Inc.	694,500	10,417,500
Praxair, Inc.	52,300	3,716,961
Principal Financial Group, Inc.	197,300	3,717,132
QUALCOMM, Inc.	138,800	6,273,760
Ryder System, Inc.	98,600	2,752,912
Salesforce.com, Inc.*	43,500	1,660,395
Schlumberger Ltd.	34,500	1,866,795
Sempra Energy	93,600	4,645,368
Sherwin-Williams Co.	51,600	2,773,500
Southwestern Energy Co.*	81,000	3,146,850
Sprint Nextel Corp.*	881,726	4,241,102
Stryker Corp.	58,200	2,312,868
Sysco Corp.	77,900	1,751,192
Ultra Petroleum Corp.*	129,100	5,034,900
Union Pacific Corp.	83,100	4,326,186
United Technologies Corp.	38,100	1,979,676
UnitedHealth Group, Inc.	130,700	3,264,886
Viacom, Inc., Class B*	126,700	2,876,090

11

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Common stocks — (concluded)
United States — (concluded)
Visa, Inc., Class A	96,900	$6,032,994
VMware, Inc., Class A*	140,600	3,834,162
Weatherford International Ltd.*	96,900	1,895,364
Wells Fargo & Co.	270,800	6,569,608
Williams Cos., Inc.	224,300	3,501,323
XTO Energy, Inc.	101,175	3,858,815
Zimmer Holdings, Inc.*	95,300	4,059,780

Total United States common stocks		465,631,559

Total common stocks (cost $798,115,984)		732,955,587

	Face amount
Bonds — 12.50%
Corporate bonds — 0.23%
France — 0.02%
Compagnie de Financement Foncier, 4.000%, due 07/21/11	EUR 230,000	331,563

Germany — 0.06%
Hypothekenbank in Essen AG, 3.750%, due 09/28/12	EUR 230,000	331,849
Kreditanstalt fuer Wiederaufbau, 5.500%, due 12/07/15	GBP 370,000	660,194

Total Germany corporate bonds		992,043

Ireland — 0.03%
GE Capital European Funding, 4.625%, due 08/23/10	EUR 330,000	473,055

Italy — 0.02%
Intesa Sanpaolo SpA, 6.375%, due 04/06/10	210,000	300,492

Netherlands — 0.04%
E.ON International Finance BV, 5.125%, due 10/02/12	220,000	328,896
Rabobank Nederland NV, 4.125%, due 04/04/12	220,000	321,206

Total Netherlands corporate bonds		650,102

United Kingdom — 0.05%
Lloyds TSB Bank PLC, 6.750%, due 10/24/18	GBP 150,000	250,207
Royal Bank of Scotland PLC, 6.625%, due 09/17/18	170,000	278,881
Vodafone Group PLC, 3.625%, due 11/29/12	EUR 250,000	352,614

Total United Kingdom corporate bonds		881,702

United States — 0.01%
Citigroup, Inc., 5.500%, due 11/18/15	GBP 190,000	271,329

Total corporate bonds (cost $3,967,799)		3,900,286

Security description	Face amount	Value

Asset-backed securities — 0.16%
United States — 0.16%
Asset Backed Funding Certificates , Series 2006-OPT3, Class A3A, 0.374%, due 11/25/36(2)	$365,852	$349,708
Bank of America Credit Card Trust, Series 2008-A1, Class A1, 0.899%, due 04/15/13(2)	1,000,000	992,125
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FFA, Class A3, 0.434%, due 09/25/26(2)	905,367	92,230
Ford Credit Auto Owner Trust, Series 2007-B, Class A3A, 5.150%, due 11/15/11	570,000	584,452
Irwin Home Equity Corp., Series 2005-C, Class 1M3, 6.150%, due 04/25/30(3),(4)	612,581	245,032
Merrill Lynch Mortgage Investors, Inc., Series 2006-SL2, Class A, 0.464%, due 05/25/37(2)	813,346	100,296
Morgan Stanley ABS Capital I, Series 2006-HE6, Class A2A, 0.354%, due 09/25/36(2)	198,712	193,041
SACO I Trust, Series 2006-5, Class 1A, 0.464%, due 04/25/36(2)	1,000,388	118,493

Total asset-backed securities (cost $4,710,288)		2,675,377

Collateralized debt obligations — 0.02%
Cayman Islands — 0.02%
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43(4),(5)	3,325,000	99,750
Series 2002-1A, Class EFX, 7.781%, due 07/24/37(4),(5)	1,000,000	270,000

Total collateralized debt obligations (cost $4,356,699)		369,750

Commercial mortgage-backed securities — 0.19%
United States — 0.19%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A4, 5.356%, due 10/10/45	125,000	98,458
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM, 5.243%, due 12/11/38	200,000	107,470
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class XP, IO, 0.448%, due 06/10/36(2),(4),(5)	17,011,122	98,593
Series 2006-RR1, Class A1, 5.778%, due 03/18/49(2),(6)	9,775,000	1,173,000
GS Mortgage Securities Corp. II, Series 2006-CC1, Class A, 5.507%, due 03/21/46(2),(4),(5)	1,167,416	175,112
Series 2006-GG8, Class AM, 5.591%, due 11/10/39	200,000	98,838

12

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Bonds — (continued)
Commercial mortgage-backed securities — (concluded)
United States — (concluded)
GS Mortgage Securities Corp. II, Series 2006-GG6, Class AM, 5.622%, due 04/10/38(2)	$175,000	$101,383
Series 2006-RR2, Class A1, 5.818%, due 06/23/46(2),(4),(5)	5,927,300	1,363,279

Total commercial mortgage-backed securities (cost $17,469,444)		3,216,133

Mortgage & agency debt securities — 1.13%
United States — 1.13%
American Home Mortgage Investment Trust, Series 2006-1, Class 2M1, 5.300%, due 12/25/35(2)	1,811,748	58,442
Banc of America Funding Corp., Series 2006-F, Class B1, 5.593%, due 07/20/36(2)	1,819,836	94,776
Series 2007-C, Class XB3, 5.726%, due 05/20/36(2)	3,561,885	100,089
Banc of America Mortgage Securities, Inc., Series 2006-3, Class 30B1, 6.250%, due 10/25/36	1,604,068	100,254
Bear Stearns Alt-A Trust, Series 2005-2, Class 2B2, 5.229%, due 04/25/35(2)	982,814	79,219
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR6, Class 1B1, 6.057%, due 08/25/36(2)	3,632,115	99,883
Countrywide Alternative Loan Trust, Series 2005-79CB, Class M, 5.500%, due 01/25/36	1,122,402	101,016
Federal Home Loan Mortgage Corp.,† 3.750%, due 03/27/19	2,500,000	2,456,610
Federal Home Loan Mortgage Corp. Gold Pools,†
#G04437, 5.000%, due 08/01/37	1,687,506	1,718,817
#G02922, 5.500%, due 04/01/37	1,377,327	1,424,444
#C55783, 6.500%, due 01/01/29	92,864	99,816
#G01717, 6.500%, due 11/01/29	95,865	103,042
#G00194, 7.500%, due 02/01/24	129,265	140,711
Federal National Mortgage Association,† 2.500%, due 05/15/14(1)	4,100,000	4,030,624
5.250%, due 08/01/12	825,000	857,257
Federal National Mortgage Association Pools,†
#973240, 4.500%, due 03/01/38	96,043	95,976
#AA1747, 4.500%, due 01/01/39	93,651	93,587
#AA3908, 4.500%, due 03/01/39	91,791	91,727
#930924, 4.500%, due 04/01/39	99,450	99,371
#935144, 4.500%, due 04/01/39	99,723	99,644
#AA2479, 4.500%, due 04/01/39	99,693	99,614
#AA4331, 4.500%, due 04/01/39	248,748	248,552
#AA4619, 4.500%, due 04/01/39	99,715	99,636
#AA5503, 4.500%, due 04/01/39	123,981	123,883
#933523, 5.000%, due 02/01/38	681,008	694,457
#975213, 5.000%, due 03/01/38	767,839	783,002
#975375, 5.000%, due 06/01/38	542,448	553,161

Security description	Face amount	Value

Mortgage & agency debt securities — (concluded)
United States — (concluded)
Federal National Mortgage Association Pools,†
#555591, 5.500%, due 07/01/33	$1,034,575	$1,073,523
#253824, 7.000%, due 03/01/31	91,019	100,148
Government National Mortgage Association Pools,
#701302, 4.500%, due 01/15/39	521,735	521,877
#701578, 4.500%, due 01/15/39	447,029	447,151
#701813, 4.500%, due 04/15/39	349,076	349,171
#508540, 6.000%, due 02/20/34	295,346	306,931
IndyMac INDA Mortgage Loan Trust, Series 2007-AR3, Class B1, 5.885%, due 07/25/37(2)	2,460,945	99,914
IndyMac INDX Mortgage Loan Trust, Series 2005-AR7, Class B1, 4.862%, due 06/25/35(2)	1,543,966	100,797
Series 2005-AR3, Class B1, 4.899%, due 04/25/35(2)	1,016,689	102,549
Series 2005-AR1, Class B1, 4.998%, due 03/25/35(2)	1,372,520	200,387
Series 2006-AR25, Class B1, 5.949%, due 09/25/36(2)	1,565,105	85,630
Lehman Structured Securities Corp., Series 2007-1, Class M3, 4.039%, due 10/28/34(2),(6)	3,075,786	99,963
Residential Funding Mortgage Securities I, Series 2006-S6, Class M1, 6.000%, due 07/25/36	1,555,680	146,690
Series 2006-S9, Class M1, 6.250%, due 09/25/36	875,641	69,657
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class B1, 4.825%, due 05/25/35(2)	1,751,349	145,314
WaMu Mortgage Pass-Through Certificates, Series 2006-AR18, Class LB1, 5.345%, due 01/25/37(2)	749,132	100,826
Series 2007-HY7, Class LB2, 5.787%, due 07/25/37(2)	1,868,963	140,976
Series 2007-HY5, Class 3B1, 5.809%, due 05/25/37(2)	2,672,295	104,942
Series 2006-AR12, Class LB1, 5.976%, due 10/25/36(2)	1,546,236	97,462
Series 2006-AR10, Class LB1, 5.986%, due 09/25/36(2)	1,298,108	108,574
Wells Fargo Mortgage Backed Securities Trust, Series 2005-14, Class 2B1, 5.500%, due 12/25/35	1,249,983	305,990
Series 2006-AR19, Class B1, 6.127%, due 12/25/36(2)	1,666,908	176,644

Total mortgage & agency debt securities (cost $49,890,403)		19,432,726

13

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Bonds — (continued)
Stripped mortgage-backed securities — 0.03%
United States — 0.03%
Federal National Mortgage Association Interest Strips, IO, 6.000%, due 12/01/35(2),(4)	$615,961	$68,275
6.500%, due 10/01/35(2),(4)	633,433	83,971
MLCC Mortgage Investors, Inc., Series 2004-E, Class XA, IO, 1.570%, due 11/25/29(2),(4)	12,882,761	99,197
Sequoia Mortgage Trust, Series 2004-11, Class XA1, IO, 1.530%, due 12/20/34(2),(4)	6,393,508	99,099
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 6AX, IO, 5.500%, due 11/25/35(2),(4)	781,687	112,898

Total stripped mortgage-backed securities (cost $2,577,020)		463,440

US government obligations — 7.07%
United States — 7.07%
US Treasury Bonds,
3.500%, due 02/15/39	7,595,000	6,567,321
6.125%, due 11/15/27	6,000,000	7,393,128
6.250%, due 08/15/23	3,500,000	4,263,437
8.125%, due 08/15/19(1)	710,000	973,477
8.500%, due 02/15/20	4,000,000	5,625,000
8.750%, due 08/15/20	3,695,000	5,293,087
US Treasury Notes,
0.875%, due 05/31/11	9,045,000	9,012,529
0.875%, due 04/30/11(1)	34,920,000	34,817,684
2.250%, due 05/31/14	15,715,000	15,503,790
2.625%, due 04/30/16	12,000,000	11,602,500
2.625%, due 06/30/14	8,005,000	8,030,056
3.125%, due 05/15/19(1)	12,300,000	11,896,437

Total US government obligations (cost $121,584,417)		120,978,446

Non US-government obligations — 3.65%
Austria — 0.41%
Republic of Austria,
3.800%, due 10/20/13(6)	EUR 2,500,000	3,637,239
4.300%, due 09/15/17(6)	2,300,000	3,319,803

		6,957,042

Belgium — 0.37%
Government of Belgium,
4.000%, due 03/28/14	2,000,000	2,941,047
4.000%, due 03/28/17	2,400,000	3,438,621

		6,379,668

Canada — 0.07%
Government of Canada,
5.250%, due 06/01/12	CAD 1,230,000	1,158,906
5.750%, due 06/01/29	100	107
6.000%, due 06/01/11	200	188
8.000%, due 06/01/23	200	250

		1,159,451

Security description	Face amount	Value

Non US-government obligations — (concluded)
Finland — 0.20%
Government of Finland,
3.875%, due 09/15/17	EUR 2,400,000	$3,442,897

France — 0.68%
Government of France,
2.500%, due 01/12/14	2,000,000	2,791,784
3.500%, due 07/12/09	5,000	7,019
3.750%, due 04/25/21	260,000	357,227
4.000%, due 04/25/55	240,000	314,123
4.000%, due 04/25/18	3,585,000	5,177,780
4.000%, due 04/25/14	2,000,000	2,969,890

		11,617,823

Germany — 0.62%
Bundesrepublik Deutschland,
4.000%, due 01/04/37	3,110,000	4,196,638
4.250%, due 07/04/17	270,000	406,325
4.250%, due 01/04/14	2,645,000	3,989,534
4.500%, due 01/04/13	740,000	1,119,600
Bundesschatzanweisungen,
4.000%, due 09/10/10	285,000	413,962
Kreditanstalt fuer Wiederaufbau,
5.000%, due 07/04/11	300,000	447,667

		10,573,726

Italy — 0.31%
Buoni Poliennali Del Tesoro,
4.000%, due 02/01/37	440,000	513,568
4.000%, due 02/01/17	2,400,000	3,422,157
4.250%, due 08/01/13	180,000	265,017
5.000%, due 08/01/34	810,000	1,108,151

		5,308,893

Netherlands — 0.19%
Government of Netherlands,
4.500%, due 07/15/17	2,200,000	3,285,921

Spain — 0.12%
Government of Spain,
5.750%, due 07/30/32	260,000	411,369
6.150%, due 01/31/13	1,105,001	1,742,679

		2,154,048

Sweden — 0.05%
Government of Sweden,
6.750%, due 05/05/14	SEK 5,390,000	827,093

United Kingdom — 0.63%
UK Gilts,
2.250%, due 03/07/14	GBP 50,000	78,970
4.250%, due 12/07/27	130,000	212,550
4.500%, due 03/07/19	1,200,000	2,102,072
4.750%, due 12/07/38	710,000	1,234,264
5.000%, due 03/07/12	440,000	775,088
8.000%, due 09/27/13	3,000,000	5,939,896
8.000%, due 06/07/21	225,000	519,219

		10,862,059

Total non US-government obligations (cost $59,738,060)		62,568,621

14

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Bonds — (concluded)
Sovereign/supranational bond — 0.02%
European Investment Bank,
4.750%, due 06/06/12 (cost $462,340)	GBP 240,000	$415,161

Total bonds (cost $264,756,470)		214,019,940

	Units/Shares
Investment companies — 33.22%
iShares MSCI Emerging Markets Index Fund	1,763,600	56,840,828
UBS Corporate Bond Relationship Fund*(7)	7,956,242	94,756,454
UBS Emerging Markets Equity Relationship Fund*(7)	3,720,589	93,365,940
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*(7)	21,611,165	242,332,478
UBS High Yield Relationship Fund*(7)	2,529,563	49,145,624
UBS Small-Cap Equity Relationship Fund*(7)	950,057	29,737,922
UBS U.S. Treasury Inflation Protected Securities Relationship Fund*(7)	199,460	2,287,989

Total investment companies (cost $521,740,819)		568,467,235

Security description	Number of rights	Value
Rights – 0.04%
United Kingdom — 0.04%
Rio Tinto PLC, expires 07/01/09* (cost $797,139)	56,587	$649,817

	Units
Short-term investment — 9.46%
Investment company — 9.46%
UBS Cash Management Prime Relationship Fund, 0.384%(7),(8) (cost $161,826,926)	161,826,926	161,826,926

	Shares
Investment of cash collateral from securities loaned — 1.39%
UBS Private Money Market Fund LLC, 0.488%(7),(8) (cost $23,845,154)	23,845,154	23,845,154

Total investments — 99.44% (cost $1,771,082,492)		1,701,764,659
Cash and other assets,
less liabilities — 0.56%		9,570,656

Net assets —100.00%		$1,711,335,315

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $1,771,082,492; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$111,954,350
Gross unrealized depreciation	(181,272,183)

Net unrealized depreciation of investments	$(69,317,833)

†	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
*	Non-income producing security.
(1)	Security, or portion thereof, was on loan at June 30, 2009.
(2)	Floating rate security. The interest rates shown are the current rates as of June 30, 2009.
(3)	Step bond. Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2009. Maturity date disclosed is the ultimate maturity date.
(4)	Security is illiquid. At June 30, 2009, these securities amounted to $2,715,206 or 0.16% of net assets.

15

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

(5)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.11% of net assets as of June 30, 2009, are considered illiquid and restricted. (See restricted securities table below for more information.)

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets		06/30/09 Market value	06/30/09 Market value as a percentage of net assets
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class XP, IO, 0.448%, due 06/10/36	01/30/09	$36,873	0.00	%(a)	$19,719	0.00	%(a)
Series 2004-GG1, Class XP, IO, 0.448%, due 06/10/36	01/30/09	20,332	0.00	(a)	39,437	0.00	(a)
Series 2004-GG1, Class XP, IO, 0.448%, due 06/10/36	01/30/09	40,530	0.00	(a)	39,437	0.00	(a)
GS Mortgage Securities Corp. II, Series 2006-CC1, Class A, 5.507%, due 03/21/46	03/22/06	87,526	0.01		161,979	0.01
Series 2006-CC1, Class A, 5.507%, due 03/21/46	02/28/07	904,334	0.05		13,133	0.00	(a)
Series 2006-RR2, Class A1, 5.818%, due 06/23/46	07/11/06	5,814,948	0.34		1,363,279	0.08
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43	04/18/07	3,254,177	0.19		99,750	0.01
Series 2002-1A, Class EFX, 7.781%, due 07/24/37	12/01/06	1,102,522	0.07		270,000	0.01

		$11,261,242	0.66%		$2,006,734	0.11%

(a)	Amount represents less than 0.005%.
(6)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $8,230,005 or 0.48% of net assets.

(7)	Investment in affiliated mutual fund.
(8)	The rate shown reflects the yield at June 30, 2009.
ABS	Asset-backed securities
ADR	American depositary receipt
CDO	Collateralized debt obligations
CVA	Dutch certification — depository certificate
GS	Goldman Sachs
IO	Interest only — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
MLCC	Merrill Lynch Credit Corp.

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

STRIPS	Bonds that can be subdivided into a series of zero-coupon bonds.

Currency type abbreviations:

CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
SEK	Swedish Krona

Forward foreign currency contracts

UBS Global Securities Relationship Fund had the following open forward foreign currency contracts as of June 30, 2009:

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Brazilian Real	23,000,000	USD	11,203,117	09/03/09	$(385,805)
Japanese Yen	404,300,000	USD	4,211,458	09/03/09	11,578
Singapore Dollar	11,700,000	USD	8,066,462	09/03/09	(8,016)
Swiss Franc	15,010,000	USD	13,818,309	09/03/09	(6,746)
United States Dollar	29,696,916	AUD	36,775,000	09/03/09	(202,630)
United States Dollar	49,256,700	CAD	54,240,000	09/03/09	(2,608,266)
United States Dollar	13,916,446	CHF	15,010,000	09/03/09	(91,391)
United States Dollar	56,666,276	EUR	40,445,000	09/03/09	71,183
United States Dollar	46,558,230	GBP	28,330,000	09/03/09	47,169
United States Dollar	142,851,883	JPY	13,966,700,000	09/03/09	2,234,616
United States Dollar	76,578,061	SEK	587,840,000	09/03/09	(390,153)
United States Dollar	12,376,207	TWD	397,400,000	09/03/09	(127,016)

Net unrealized depreciation on forward foreign currency contracts					$(1,455,477)

16

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Currency type abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
SEK	Swedish Krona
TWD	New Taiwan Dollar
USD	United States Dollar

Futures contracts

UBS Global Securities Relationship Fund had the following open futures contracts as of June 30, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
US Long Bond, 737 contracts (USD)	September 2009	$85,364,393	$87,230,860	$1,866,467
10 Year US Treasury Notes, 1,482 contracts (USD)	September 2009	170,131,460	172,305,656	2,174,196

US treasury futures sell contracts:
2 Year US Treasury Notes, 1,575 contracts (USD)	September 2009	(339,642,471)	(340,544,531)	(902,060)

Index futures buy contracts:
Amsterdam Exchange Index, 365 contracts (EUR)	July 2009	25,952,893	26,016,149	63,256
Dow Jones EURO STOXX 50 Index, 1,538 contracts (EUR)	September 2009	52,384,533	51,894,810	(489,723)
FTSE 100 Index, 984 contracts (GBP)	September 2009	69,597,136	68,543,423	(1,053,713)
FTSE MIB Index, 127 contracts (EUR)	September 2009	16,993,801	17,096,459	102,658
NIKKEI 225 Index, 262 contracts (JPY)	September 2009	26,946,157	26,829,625	(116,532)
S&P 500 Index, 382 contracts (USD)	September 2009	89,346,362	87,430,250	(1,916,112)

Index futures sell contracts:
DAX Index, 102 contracts (EUR)	September 2009	(17,316,596)	(17,288,190)	28,406
Hang Seng Stock Index, 74 contracts (HKD)	July 2009	(8,629,029)	(8,766,151)	(137,122)
S&P Toronto Stock Exchange 60 Index, 302 contracts (CAD)	September 2009	(33,445,908)	(32,564,020)	881,888
SPI 200 Index, 321 contracts (AUD)	September 2009	(25,998,047)	(25,090,498)	907,549

Interest rate futures buy contracts:
Euro-Bund, 269 contracts (EUR)	September 2009	44,912,605	45,691,554	778,949
Long Gilt, 57 contracts (GBP)	September 2009	11,032,460	11,073,117	40,657

Net unrealized appreciation on futures contracts				$2,228,764

Currency type abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
USD	United States Dollar

Swap agreements

UBS Global Securities Relationship Fund had outstanding interest rate swap agreements with the following terms as of June 30, 2009:

Counterparty	Notional amount	Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Credit Suisse	USD114,100,000	01/13/10	1.1388	%(1)	0.6894	%(2)	$—	$3,415	$3,415
Deutsche Bank AG	USD114,100,000	01/13/19	0.3281	(2)	1.1388	(1)	—	452,286	452,286
Merrill Lynch International	USD100,900,000	01/13/10	1.1388	(1)	0.6894	(2)	—	3,020	3,020
Merrill Lynch International	USD100,900,000	01/13/19	0.3294	(2)	1.1388	(1)	—	389,135	389,135

							$—	$847,856	$847,856

(1)	Rate based on 3 month LIBOR (USD BBA).
(2)	Rate based on 1 month LIBOR (USD BBA).
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

17

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Currency type abbreviation:

USD	United States Dollar

Written option activity for the period ended June 30, 2009 for UBS Global Securities Relationship Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at December 31, 2008	778	$302,090
Options written	—	—
Options terminated in closing purchase transactions	(778)	(302,090)
Options expired prior to exercise	—	—

Options outstanding at June 30, 2009	—	$—

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments.

Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks(1)	$500,201,766	$232,753,821	$—	$732,955,587
Corporate bonds	—	3,900,286	—	3,900,286
Asset-backed securities	—	2,430,345	245,032	2,675,377
Collateralized debt obligations	—	—	369,750	369,750
Commercial mortgage-backed securities	—	1,677,742	1,538,391	3,216,133
Mortgage & agency debt securities	—	19,432,726	—	19,432,726
Stripped mortgage-backed securities	—	265,144	198,296	463,440
US government obligations	—	120,978,446	—	120,978,446
Non US-government obligations	—	62,568,621	—	62,568,621
Sovereign/supranational bond	—	415,161	—	415,161
Investment companies	56,840,828	511,626,407	—	568,467,235
Rights	—	649,817	—	649,817
Short-term investment	—	161,826,926	—	161,826,926
Investment of cash collateral from securities loaned	—	23,845,154	—	23,845,154
Other financial instruments(2)	2,228,764	(607,621)	—	1,621,143

Total	$559,271,358	$1,141,762,975	$2,351,469	$1,703,385,802

(1)	The Fund may hold investments which have been fair valued in accordance with the Fund’s fair valuation policy as of June 30, 2009, which may result in movement between Level 1 and Level 2.

(2)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Common stocks	Asset-backed securities	Collateralized debt obligations	Commercial mortgage-backed securities	Stripped mortgage-backed securities	Total
Assets
Beginning balance	$5,947,507	$—	$1,350,000	$1,189,842	$—	$8,487,349
Total gains or losses (realized/unrealized) included in earnings(a)	—	—	(711,500)	195,348	—	(516,152)
Purchases, sales, issuances, and settlements (net)	—	—	(638,500)	(21,911)	—	(660,411)
Transfers in and/or out of Level 3	(5,947,507)	245,032	369,750	175,112	198,296	(4,959,317)

Ending balance	$—	$245,032	$369,750	$1,538,391	$198,296	$2,351,469

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09.	$—	$(304,014)	$(3,327,150)	$(621,815)	$(1,814,429)	$(6,067,408)

(a)	Does not include unrealized losses of $6,262,341 related to transferred assets presented at their end of period values.

18	See accompanying notes to financial statements.

UBS Emerging Markets Equity Completion Relationship Fund

Portfolio performance

For the six months ended June 30, 2009, UBS Emerging Markets Equity Completion Relationship Fund (the “Fund”) returned 45.09%. For comparison purposes, the MSCI Emerging Markets Index (net) (the “Index”), returned 36.01%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

Stock selection significantly contributed to the Fund’s performance during the reporting period, while sector allocation was a detractor from results.

Portfolio performance summary

What worked

•

Stock selection was a strong positive contributor to the Fund’s performance. Stock selection in the financials sector was the biggest positive contributor to performance. Holdings that performed well included Sberbank, Grupo Financiero Banorte and Bank of China. (For details, see “Portfolio highlights.”)

•

Stock selection was strong in the consumer discretionary sector, including Dongfeng Motor, which was sold from the Fund during the reporting period. It was also strong in the technology sector, including manufacturer HON HAI Precision, and the telecommunications services sector, where Mobile Telesystems performed well. (For details, see “Portfolio highlights.”)

•	The Fund’s positioning in several sectors helped the Fund’s relative performance.

•

An underweight in industrials was rewarded as the Fund did not hold several underperformers. In particular, we have negative views on shipping and shipbuilding due to the glut of new supply, overcapacity and weakening demand.

•	An underweight in the information technology sector, as well as semiconductors and semiconductor equipment, enhanced the Fund’s performance during the reporting period as these sectors underperformed.

•	Country exposures were positive for performance during the reporting period.

•

The largest positive contribution from a country perspective came from the overweight to and stock selection within China. Strong performers included Mengniu Dairy, which was sold from the Fund during the reporting period, and Sino-Ocean Land.

•

The Fund’s overweight in Russia was a significant positive for performance as its market was among the leading performers in the period. Russian stocks, in general, benefited from improving investor sentiment.

What didn’t work

•	Overall, sector positioning detracted from performance.

•	The Fund’s overweight position in telecommunications services and consumer staples hurt performance as defensive sectors were out of favor during the reporting period.

19

UBS Emerging Markets Equity Completion Relationship Fund

•	An underweight in materials was not rewarded as commodity sectors benefited from strong performance in the emerging markets and an improving outlook for economic growth.

•	Stock selection in the health care sector detracted from performance due to the Fund’s holding in Sun Pharma. (For details, see “Portfolio highlights.”)

•

Country positioning was not rewarded in certain areas. The negative contribution from stock selection in India was the largest detractor, including defensive names Sun Pharma and Bharti Airtel. Other negative contributions came from underweight positions in Brazil and Chile, as Latin America was the best-performing region within emerging markets during the reporting period.

Portfolio highlights

•	Shares of Sberbank rallied from what we viewed as excessively depressed levels, having been unjustifiably punished due to the Russian economic slump in 2009.

•	HON HAI Precision, a leading manufacturer of electronics and computer components based in Taiwan, benefited from inventory restocking and cost-cutting measures.

•

Sun Pharma, an India-based international specialty pharmaceutical company, saw its shares decline over concerns that the FDA has seized all drugs manufactured at Caraco, one of its businesses located in Michigan. However, there are no FDA issues with Sun Pharma’s other facilities or with its profitable product, Protonix, which is manufactured in India, and we maintained the Fund’s position in the stock.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

20

UBS Emerging Markets Equity Completion Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended June 30, 2009	6 months	1 year	Inception(1)
UBS Emerging Markets Equity Completion Relationship Fund	45.09%	(21.95)%	4.18%
MSCI Emerging Markets Index (net)(2)	36.01	(28.07)	2.79

(1)

Inception date of UBS Emerging Markets Equity Completion Relationship Fund is May 25, 2006. For illustration purposes, the since inception return for the index is calculated as of May 31, 2006, which is the closest month end to the inception date of the Fund.

(2)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. As of June 2007, the index consisted of 25 emerging market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

21

UBS Emerging Markets Equity Completion Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2009

Percentage of net assets
China Mobile Ltd.	5.9%
Gazprom OAO ADR	5.3
Vale SA, Preference shares	4.8
Bank of China Ltd.	4.6
Naspers Ltd., Class N	4.4
Grupo Financiero Banorte SAB de CV, Class O	4.1
Wal-Mart de Mexico SAB de CV	4.1
Lojas Renner SA	4.0
Novolipetsk Steel OJSC GDR	3.9
Astra International Tbk PT	3.9
Total	45.0%

Country exposure, top five (unaudited)

As of June 30, 2009

Percentage of net assets
China	31.3%
Russia	16.2
India	9.5
Brazil	8.8
Mexico	8.2
Total	74.0%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2009

Common stocks
Automobiles	3.91%
Commercial banks	18.81
Diversified telecommunication services	3.70
Electric utilities	3.67
Electronic equipment, instruments & components	3.25
Food & staples retailing	4.11
Insurance	3.40
IT services	3.74
Media	4.45
Metals & mining	8.70
Multiline retail	3.99
Oil, gas & consumable fuels	12.18
Personal products	3.42
Pharmaceuticals	2.63
Real estate management & development	3.82
Semiconductors & semiconductor equipment	3.13
Wireless telecommunication services	9.01

Total common stocks	95.92
Short-term investment	1.80

Total investments	97.72
Cash and other assets, less liabilities	2.28

Net assets	100.00%

22

UBS Emerging Markets Equity Completion Relationship Fund— Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Common stocks — 95.92%
Brazil — 8.76%
Lojas Renner SA	54,700	$605,761
Vale SA, Preference shares	47,050	722,738

Total Brazil common stocks		1,328,499

China — 31.34%
Bank of China Ltd.	1,475,000	698,904
China Merchants Bank Co., Ltd., H Shares	220,200	502,303
China Mobile Ltd.	89,000	892,435
China Shenhua Energy Co., Ltd., H Shares	154,000	565,128
CNOOC Ltd.	392,000	482,681
Hengan International Group Co., Ltd.	111,000	518,330
Ping An Insurance Group Co. of China Ltd., H Shares	76,500	515,958
Sino-Ocean Land Holdings Ltd.	508,500	580,185

Total China common stocks		4,755,924

Czech Republic — 3.67%
CEZ AS	12,356	556,791

India — 9.50%
Bharti Airtel Ltd.*	28,456	475,361
Infosys Technology Ltd., ADR	15,400	566,412
Sun Pharmaceutical Industries Ltd.	17,515	399,005

Total India common stocks		1,440,778

Indonesia — 3.91%
Astra International Tbk PT	255,000	593,427

Mexico — 8.23%
Grupo Financiero Banorte SAB de CV, Class O	258,000	625,003
Wal-Mart de Mexico SAB de CV	210,500	624,231

Total Mexico common stocks		1,249,234

Security description	Shares	Value

Russia — 16.18%
Gazprom OAO ADR	39,566	$801,212
Novolipetsk Steel OJSC GDR	29,102	596,591
Sberbank	394,011	496,204
Vimpel-Communications ADR*	47,700	561,429

Total Russia common stocks		2,455,436

South Africa — 4.45%
Naspers Ltd., Class N	25,628	675,441

Taiwan — 6.38%
Advanced Semiconductor Engineering, Inc.	812,000	475,109
HON HAI Precision Industry Co., Ltd.	160,339	493,553

Total Taiwan common stocks		968,662

Thailand — 3.50%
Kasikornbank PCL	251,500	530,245

Total common stocks (cost $11,400,532)		14,554,437

	Units

Short-term investment — 1.80%
Investment company — 1.80%
UBS Cash Management Prime Relationship Fund, 0.384%(1),(2) (cost $273,453)	273,453	273,453

Total investments — 97.72% (cost $11,673,985)		14,827,890
Cash and other assets, less liabilities — 2.28%		346,089

Net assets — 100.00%		$15,173,979

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $11,673,985; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,424,643
Gross unrealized depreciation	(270,738)

Net unrealized appreciation of investments	$3,153,905

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2009.
ADR	American depositary receipt
GDR	Global depositary receipt
OJSC	Open Joint Stock Company

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

23

UBS Emerging Markets Equity Completion Relationship Fund— Portfolio of investments June 30, 2009 (unaudited)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments.

Measurements at 06/30/09
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks(1)	$5,103,377	$9,451,060	$—	$14,554,437
Short-term investment	—	273,453	—	273,453

Total	$5,103,377	$9,724,513	$—	$14,827,890

(1)	The Fund may hold investments which have been fair valued in accordance with the Fund’s fair valuation policy as of June 30, 2009, which may result in movement between Level 1 and Level 2.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Rights	Total
Assets
Beginning balance	$9,264	$9,264
Total gains or losses (realized/unrealized) included in earnings	(9,264)	(9,264)
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	—	—

Ending balance	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09.	$—	$—

24	See accompanying notes to financial statements.

UBS Emerging Markets Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2009, UBS Emerging Markets Equity Relationship Fund (the “Fund”) returned 37.19%, while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), returned 36.01%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

Stock selection positively contributed to the Fund’s performance during the reporting period, while sector allocation was a detractor from results.

Portfolio performance summary

What worked

•	Stock selection was a strong positive contributor to the Fund’s performance. In general, stock selection was strong in the consumer, information technology and energy sectors.

•	Strong performers within these sectors included Dongfeng Motor, HON HAI Precision and Banpu. (For details, see “Portfolio highlights.”)

•	The Fund’s positioning in several sectors helped relative performance.

•	The Fund’s overweight position in the energy sector benefited results as it was among the leading performers over the period.

•

An underweight in industrials was rewarded, as the Fund avoided several stocks that generated poor results. In particular, we had negative views on shipping and shipbuilding due to what we saw as a glut of new supply and overcapacity, coupled with weakening demand.

•

Country exposures were positive for performance during the reporting period. The largest positive contribution from a country perspective came from the overweight to and strong stock selection in China. Holdings that benefited performance included Mengniu Dairy, which was sold during the reporting period, and Shenhua Energy. Other notable positive contributions came from stock selection in Thailand and Taiwan.

What didn’t work

•	Overall, sector positioning detracted from performance during the reporting period.

•	The Fund’s overweight in the telecommunications services sector hurt performance as defensive sectors generally lagged over the period.

•	An underweight in materials was not rewarded as commodity sectors benefited from the strong performance of emerging markets and the improving growth outlook.

•	Stock selection in certain sectors detracted from performance.

•

The Fund’s holdings in the defensive health care sector, such as Sun Pharma, as well as in the utilities sector detracted from results as investor risk aversion abated during the reporting period. (For details, see “Portfolio highlights.”)

•	Stock selection in the industrials sector hurt performance, primarily due to a holding in Jaiprakash Associates, which performed poorly and was sold from the Fund during the reporting period.

25

UBS Emerging Markets Equity Relationship Fund

•

Country positioning was not rewarded in certain areas. The negative contribution from stock selection in India was the largest detractor, including defensive names Sun Pharma and Bharti Airtel. Stock selection in Korea was also weak. However, this was partly offset by the positive impact of the Fund’s underweight position to the country.

Portfolio highlights

•	Chinese automobile manufacturer Dongfeng Motor enhanced the Fund’s performance as it reported better-than-expected results during the second half of 2008.

•	HON HAI Precision, a leading manufacturer of electronics and computer components based in Taiwan, benefited from inventory restocking and cost-cutting measures.

•

Sun Pharma, an India-based international specialty pharmaceutical company, saw its shares decline over concerns that the FDA has seized all drugs manufactured at Caraco, one of its businesses located in Michigan. However, there are no FDA issues with Sun Pharma’s other facilities or with its profitable product Protonix, which is manufactured in India, and we maintained the Fund’s position in the stock.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

26

UBS Emerging Markets Equity Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended June 30, 2009	6 months	1 year	5 years	10 years
UBS Emerging Markets Equity Relationship Fund(1)	37.19%	(29.22)%	15.28%	10.33%
UBS Emerging Markets Equity Relationship Fund(2)	35.41	(30.28)	15.02	10.22
MSCI Emerging Markets Index (net)(3)	36.01	(28.07)	14.71	8.70

(1)	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

(2)	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

(3)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. As of June 2007, the index consisted of 25 emerging market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

27

UBS Emerging Markets Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2009

Percentage of net assets
Gazprom OAO ADR	5.6%
Petroleo Brasileiro SA, Preference shares	3.8
Vale SA, Preference shares	3.7
HON HAI Precision Industry Co., Ltd.	3.7
Industrial & Commercial Bank of China, H Shares	3.4
China Shenhua Energy Co., Ltd., H Shares	3.3
China Construction Bank Corp., Class H	3.1
China Mobile Ltd.	3.0
Infosys Technology Ltd., ADR	3.0
Sberbank	2.9
Total	35.5%

Country exposure, top five (unaudited)

As of June 30, 2009

Percentage of net assets
China	25.5%
Brazil	13.3
Russia	13.1
Taiwan	9.4
India	7.2
Total	68.5%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2009

Common stocks
Automobiles	3.03%
Beverages	1.23
Chemicals	0.29
Coal	1.01
Commercial banks	20.60
Computers & peripherals	0.10
Construction & engineering	3.22
Diversified financial services	1.17
Diversified telecommunication services	5.24
Electric utilities	1.95
Electronic equipment, instruments & components	3.68
Food products	0.40
Household products	0.58
Insurance	1.45
IT services	2.96
Media	3.43
Metals & mining	7.40
Multiline retail	0.48
Oil, gas & consumable fuels	15.81
Personal products	0.97
Pharmaceuticals	2.30
Real estate management & development	2.32
Semiconductors & semiconductor equipment	4.91
Tobacco	1.40
Wireless telecommunication services	9.81

Total common stocks	95.74
Bond
Corporate bond
Metals & mining	0.00
Warrants	1.62
Short-term investment	0.38

Total investments	97.74
Cash and other assets, less liabilities	2.26

Net assets	100.00%

28

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Common stocks — 95.74%
Brazil — 13.32%
Itau Unibanco Banco Multiplo SA ADR	576,686	$9,128,943
Lojas Renner SA	193,000	2,137,331
NET Servicos de Comunicacao SA, Preference shares*	538,309	5,247,105
Petroleo Brasileiro SA, Preference shares	1,007,477	16,740,725
Usinas Siderurgicas de Minas Gerais SA, Preference shares	412,260	8,825,878
Vale SA, Preference shares	1,073,779	16,494,385

Total Brazil common stocks		58,574,367

China — 25.52%
China Construction Bank Corp., Class H	17,579,000	13,590,551
China Life Insurance Co., Ltd., H Shares	448,000	1,654,162
China Merchants Bank Co., Ltd., H Shares	1,936,950	4,418,421
China Mobile Ltd.	1,337,000	13,406,577
China Railway Construction Corp., Ltd., Class H*	4,614,500	7,106,621
China Resources Land Ltd.	2,538,000	5,587,845
China Shenhua Energy Co., Ltd., H Shares	3,910,500	14,350,223
China Telecom Corp. Ltd., Class H	18,882,000	9,335,986
CNOOC Ltd.	8,677,000	10,684,245
Dongfeng Motor Group Co., Ltd., H Shares	4,425,500	3,721,587
Hengan International Group Co., Ltd.	913,000	4,263,376
Industrial & Commercial Bank of China, H Shares	21,242,000	14,751,925
Ping An Insurance Group Co. of China Ltd., H Shares	698,500	4,711,070
Sino-Ocean Land Holdings Ltd.	4,060,500	4,632,922

Total China common stocks		112,215,511

Czech Republic — 2.25%
CEZ AS	190,499	8,584,339
Komercni Banka AS	9,310	1,287,197

Total Czech Republic common stocks		9,871,536

India — 6.45%
Bharti Airtel Ltd.*	333,912	5,578,038
HDFC Bank Ltd. ADR	39,500	4,073,635
Infosys Technology Ltd., ADR	353,500	13,001,730
Sun Pharmaceutical Industries Ltd.	249,987	5,694,894

Total India common stocks		28,348,297

Indonesia — 3.22%
Astra International Tbk PT	4,120,076	9,588,099
Bank Rakyat Indonesia PT	7,430,000	4,565,146

Total Indonesia common stocks		14,153,245

Israel — 1.01%
Teva Pharmaceutical Industries Ltd. ADR	90,420	4,461,323

Mexico — 5.02%
America Movil SAB de CV	4,774,000	9,262,863
Fomento Economico Mexicano SAB de CV ADR	167,900	5,413,096

Security description	Shares	Value

Mexico — (concluded)
Grupo Financiero Banorte SAB de CV, Class O	3,051,900	$7,393,208

Total Mexico common stocks		22,069,167

Philippines — 0.90%
Ayala Corp.	429,080	2,348,604
Philippine National Bank*	3,936,850	1,610,951

Total Philippines common stocks		3,959,555

Russia — 13.06%
Gazprom OAO ADR	1,368,882	27,724,228
Mobile Telesystems OJSC ADR	173,100	6,392,583
Novolipetsk Steel OJSC GDR(1)	19,852	406,966
Novolipetsk Steel OJSC GDR	103,307	2,117,793
Sberbank	9,995,205	12,587,632
Uralkali	79,171	1,274,653
Vimpel-Communications ADR*	587,400	6,913,698

Total Russia common stocks		57,417,553

South Africa — 5.23%
AngloGold Ashanti Ltd.	127,545	4,677,309
Naspers Ltd., Class N	373,138	9,834,278
Vodacom Group Pty Ltd.*	1,143,637	8,483,195

Total South Africa common stocks		22,994,782

South Korea — 5.45%
GS Engineering & Construction Corp.	122,065	7,044,245
KT&G Corp.	109,322	6,174,686
LG Household & Health Care Ltd.	14,943	2,531,255
Samsung Electronics Co., Ltd.	17,712	8,202,834

Total South Korea common stocks		23,953,020

Taiwan — 9.41%
Advanced Semiconductor Engineering, Inc.	10,907,128	6,381,860
Chunghwa Telecom Co., Ltd.	3,424,246	6,828,421
HON HAI Precision Industry Co., Ltd.	5,246,988	16,151,198
MediaTek, Inc.	588,140	6,996,134
Quanta Computer, Inc.	270,000	437,009
Uni-President Enterprises Corp.	1,707,000	1,752,522
Yuanta Financial Holding Co., Ltd.	4,205,000	2,813,350

Total Taiwan common stocks		41,360,494

Thailand — 2.84%
Bank of Ayudhya PCL	3,563,800	1,514,062
Bank of Ayudhya PCL NVDR	8,130,000	3,436,453
Banpu PCL	455,900	4,446,681
Kasikornbank PCL	1,472,000	3,103,460

Total Thailand common stocks		12,500,656

Turkey — 2.06%
Turkiye Garanti Bankasi AS*	3,374,912	9,035,973

Total common stocks (cost $373,663,975)		420,915,479

29

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Bond — 0.00%
Corporate bond — 0.00%
Brazil — 0.00%
Vale SA, Mining Activities Revenue Linked Notes, 0.00%, due 09/29/49(2),(3),(4),(5) (cost $0)	BRL 23,646	$0

	Number of warrants
Warrants — 1.62%
India — 0.72%
Reliance Industries Ltd., strike @ USD $0.00001, expires 10/24/12*(2),(6)	74,974	3,166,734

Germany — 0.90%
Deutsche Bank AG London, strike @ USD $3.98184, expires 01/24/17*(1)	996,845	3,969,276

Total warrants (cost $6,169,469)		7,136,010

Security description	Units	Value

Short-term investment — 0.38%
Investment company — 0.38%
UBS Cash Management Prime Relationship Fund, 0.384%(7),(8) (cost $1,675,026)	1,675,026	$1,675,026

Total investments — 97.74% (cost $381,508,470)		429,726,515
Cash and other assets, less liabilities — 2.26%		9,937,153

Net assets — 100.00%		$439,663,668

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $381,508,470; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$60,717,286
Gross unrealized depreciation	(12,499,241)

Net unrealized appreciation of investments	$48,218,045

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $4,376,242 or 1.00% of net assets.

(2)	Security is illiquid. At June 30, 2009, these securities amounted to $3,166,734 or 0.72% of net assets.
(3)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2009, the value of this security amounted to $0 or 0.00% of net assets.
(4)	Floating rate security. The interest rates shown are the current rates as of June 30, 2009.
(5)	Perpetual bond security. The maturity date reflects the next call date.
(6)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.72% of net assets as of June 30, 2009, are considered illiquid and restricted. (See restricted securities table below for more information.)

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/09 Market value	06/30/09 Market value as a percentage of net assets
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	10/22/08	$116,887	0.03%	$183,185	0.04%
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	11/03/08	989,396	0.23	1,426,538	0.32
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	11/06/08	537,584	0.12	914,870	0.21
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	11/14/08	358,512	0.08	642,141	0.15

		$2,002,379	0.46%	$3,166,734	0.72%

(7)	Investment in affiliated mutual fund.
(8)	The rate shown reflects the yield at June 30, 2009.

30

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

ADR	American depositary receipt
GDR	Global depositary receipt
NVDR	Non voting depository receipt
OJSC	Open Joint Stock Company

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviations:

BRL	Brazilian Real
USD	United States Dollar

Forward foreign currency contract

UBS Emerging Markets Equity Relationship Fund had the following open forward foreign currency contract as of June 30, 2009:

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation
United States Dollar	271,609	HKD	2,105,000	07/02/09	$2

Currency type abbreviation:

HKD	Hong Kong Dollar

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009.

Measurements at 06/30/09

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks(1)	$137,928,338	$282,987,141	$—	$420,915,479
Corporate bond	—	—	0	0
Warrants	—	3,969,276	3,166,734	7,136,010
Short-term investments	—	1,675,026	—	1,675,026
Other financial instruments(2)	—	2	—	2

Total	$137,928,338	$288,631,445	$3,166,734	$429,726,517

(1)	The Fund may hold investments which have been fair valued in accordance with the Fund’s fair valuation policy as of June 30, 2009, which may result in movement between Level 1 and Level 2.

(2)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Corporate bond	Warrants	Rights	Total
Assets
Beginning balance	$0	$5,654,279	$46,707	$5,700,986
Total gains or losses (realized/unrealized) included in earnings	—	2,524,965	(46,707)	2,478,258
Purchases, sales, issuances, and settlements (net)	—	(5,012,510)	—	(5,012,510)
Transfers in and/or out of Level 3	—	—	—	—

Ending balance	$0	$3,166,734	$—	$3,166,734

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09.	$—	$3,744,813	$—	$3,744,813

See accompanying notes to financial statements.	31

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Portfolio performance

From its inception on April 30, 2009, through June 30, 2009, UBS Global (ex-US) All Cap Growth Relationship Fund (the “Fund”) returned 12.13%, while the Fund’s benchmark, the MSCI EAFE Free Index (gross) (the “Index”), returned 11.41% over the same time period. Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s outperformance was due primarily to stock selection decisions.

Portfolio performance summary

What worked

•

Stock selection was a primary driver of the Fund’s outperformance. Holdings within the financial and energy sectors contributed positively to Fund returns. International markets rallied after the lows of early March, as economic data improved, credit markets began to loosen up, corporate earnings surprised on the upside, and the results of the US government’s bank stress test were not as bad as some had feared.

•	Financial stocks ICICI Bank and BM&F Bovespa rallied during the period. Mining company Teck Resources outperformed, as well. (For details, see “Portfolio highlights.”)

•

Stock selection within Japan and Switzerland contributed to the Fund’s outperformance for the reporting period. Nippon Electric Glass Co. was a particular standout. (For details, see “Portfolio highlights.”)

•

The Fund’s country weightings were positive for performance during the period. Overweights to India and Brazil contributed positively to Fund performance. India was one of the strongest world markets during the reporting period. An underweight position in France proved successful, as well.

What didn’t work

•	Stock selection in consumer staples detracted from Fund performance.

•	Issue selection in consumer staples was a negative for Fund performance. Notably, Colruyt, a Belgian food retailer, disappointed for the period.

•	Stock selection in Austria and Germany hindered Fund performance during the two months, as did not holding British bank Barclays when that stock surged. (For details, see “Portfolio highlights.”)

•

A sector underweight in consumer staples hampered Fund returns for the period. An underweight to telecommunications services and overweight to information technology also detracted from Fund returns as those industries out- and underperformed, respectively.

•	The Fund’s underweight to Australia detracted the most from performance. Underweights to Singapore and the UK were negative for the period, as well.

Portfolio highlights

•

Canadian miner Teck Resources had a very strong quarter, helping Fund performance as the company took steps to strengthen its balance sheet by divesting some assets and issuing long-term bonds. The market anticipates additional divestitures of some of its coal assets.

32

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

•

ICICI Bank, India’s largest consumer lender, performed strongly during the reporting period. The stock benefited Fund performance following optimism that Prime Minister Manmohan Singh’s Congress party victory in May will enable the party to form a new government coalition. With a strong presence in retail and corporate banking, ICICI is looking to take advantage of its strong brand, multi-channel distribution network, and wide product offering to grow market share in the Indian financial services market.

•	Brazil’s largest stock and futures exchange, BM&F Bovespa, outperformed due to increasing transaction volumes and rising expectations following improvements in the Brazilian macroeconomic outlook.

•

The Fund’s holding in Nippon Electric Glass Co. Ltd., one of three major suppliers globally of glass used in the manufacturing of LCD panels, rose on further evidence of LCD panel demand and pricing that has outpaced expectations, benefiting performance.

•

Not holding UK-based bank Barclays hurt the Fund, as the shares outperformed for the quarter. The banking sector rallied strongly, and Barclays benefited in particular as doubts eased regarding the company’s capital adequacy, driving the share price higher.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from April 30, 2009, through June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

33

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Performance at a glance (unaudited)

Total returns for period ended June 30, 2009	Inception(1)
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	12.13%
MSCI EAFE Free Index (gross)(2)	11.41

(1)	Inception date of UBS Global (ex-U.S.) All Cap Growth Relationship Fund is April 30, 2009.

(2)

The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The Index is fully adjusted for free float as defined in the MSCI Methodology Book and is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. As of June 2007, the Index consisted of 21 developed market country indices. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

34

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2009

Percentage of net assets
Total SA	3.5%
Gazprom OAO ADR	2.7
Toyota Motor Corp.	2.5
Nomura Holdings, Inc.	2.2
ICICI Bank Ltd. ADR	2.1
Canon, Inc.	2.0
Nestle SA	1.9
BG Group PLC	1.8
National Bank of Greece SA	1.8
Nippon Electric Glass Co., Ltd.	1.7
Total	22.2%

Country exposure, top five (unaudited)

As of June 30, 2009

Percentage of net assets
Japan	21.4%
United Kingdom	12.5
China	9.8
Switzerland	8.6
Spain	6.8
Total	59.1%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2009

Common stocks
Aerospace & defense	1.50%
Automobiles	3.59
Building products	1.22
Capital markets	3.29
Chemicals	4.20
Commercial banks	11.23
Communications equipment	0.89
Diversified financial services	3.41
Diversified telecommunication services	1.79
Electric utilities	3.06
Electrical equipment	3.64
Electronic equipment, instruments & components	2.58
Energy equipment & services	4.87
Food & staples retailing	1.02
Food products	2.83
Health care equipment & supplies	0.81
Hotels, restaurants & leisure	1.29
Household durables	1.46
Household products	1.26
Independent power producers & energy traders	0.57
Industrial conglomerates	1.27
Insurance	3.07
Internet software & services	0.52
Machinery	3.75
Metals & mining	8.21
Multi-utilities	0.51
Office electronics	2.01
Oil, gas & consumable fuels	7.95
Pharmaceuticals	2.88
Real estate management & development	4.60
Semiconductors & semiconductor equipment	0.69
Software	2.54
Specialty retail	3.07
Textiles, apparel & luxury goods	1.09
Trading companies & distributors	1.17
Wireless telecommunication services	0.61

Total common stocks	98.45
Rights	0.08
Warrant	0.00
Short-term investment	1.96

Total investments	100.49
Liabilities, in excess of cash and other assets	(0.49)

Net assets	100.00%

35

UBS Global (ex-U.S.) All Cap Growth Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Common stocks — 98.45%
Australia — 4.11%
AMP Ltd.	1,740,157	$6,818,445
BHP Billiton Ltd.	332,622	9,116,312
Incitec Pivot Ltd.	2,565,351	4,881,603

Total Australia common stocks		20,816,360

Belgium — 1.02%
Colruyt SA	22,696	5,179,385

Bermuda — 1.26%
Seadrill Ltd.	445,400	6,399,917

Brazil — 2.52%
BM&F BOVESPA SA	1,113,000	6,645,624
Itau Unibanco Banco Multiplo SA	167,200	2,646,776
Vale SA	197,800	3,487,214

Total Brazil common stocks		12,779,614

Canada — 1.74%
Kinross Gold Corp.	162,100	2,954,495
Potash Corp. of Saskatchewan	47,000	4,373,350
Teck Resources Ltd., Class B*	94,200	1,502,308

Total Canada common stocks		8,830,153

Cayman Islands — 0.69%
Subsea 7, Inc.*	342,600	3,512,136

China — 9.77%
Belle International Holdings Ltd.	7,052,000	6,191,105
China Life Insurance Co., Ltd., H Shares	578,000	2,134,164
China Resources Land Ltd.	2,526,000	5,561,425
China South Locomotive and Rolling Stock Corp., H Shares	8,047,000	4,743,954
China Zhongwang Holdings Ltd.*	4,309,600	5,916,626
Hong Kong Exchanges and Clearing Ltd.	428,700	6,651,043
Industrial & Commercial Bank of China, H Shares	8,008,000	5,561,313
Shangri-La Asia Ltd.	2,124,000	3,176,248
Suntech Power Holdings Co., Ltd.*	176,700	3,155,862
Sun Hung Kai Properties Ltd.	518,000	6,447,585

Total China common stocks		49,539,325

Denmark — 1.89%
Novo Nordisk A/S, Class B	95,486	5,189,860
Vestas Wind Systems A/S*	60,744	4,366,754

Total Denmark common stocks		9,556,614

Finland — 0.27%
Nokia Oyj	94,871	1,384,516

France — 6.17%
Alstom SA	52,066	3,081,600
Cie Generale de Geophysique-Veritas*	262,993	4,747,754
Nexans SA	69,207	3,689,200
Total SA	317,000	17,190,909
Veolia Environnement	86,997	2,570,147

Total France common stocks		31,279,610

Security description	Shares	Value

Germany — 4.96%
BASF SE	87,204	$3,478,255
Daimler AG	146,297	5,293,312
Deutsche Boerse AG	51,554	4,006,973
E.ON AG	114,462	4,062,756
GEA Group AG	242,462	3,678,117
Solarworld AG	84,654	1,999,103
United Internet AG*	222,866	2,617,879

Total Germany common stocks		25,136,395

Greece — 2.47%
National Bank of Greece SA*	335,637	9,195,849
Public Power Corp. SA*	162,036	3,334,920

Total Greece common stocks		12,530,769

India — 2.13%
ICICI Bank Ltd. ADR	365,500	10,782,250

Italy — 1.44%
Intesa Sanpaolo SpA*	602,937	1,954,827
Saipem SpA	219,403	5,355,739

Total Italy common stocks		7,310,566

Japan — 21.37%
Asahi Glass Co., Ltd.	776,000	6,192,694
Canon, Inc.	312,300	10,164,418
Fanuc Ltd.	68,900	5,497,574
Fast Retailing Co., Ltd.	35,500	4,623,676
Hosiden Corp.	154,300	1,953,992
Ibiden Co., Ltd.	69,600	1,944,222
Komatsu Ltd.	329,500	5,056,921
Mitsubishi Corp.	322,400	5,920,935
Mitsubishi UFJ Financial Group, Inc.	788,500	4,847,062
Mitsui Fudosan Co., Ltd.	323,000	5,595,920
Mizuho Financial Group, Inc.	652,400	1,517,347
Nintendo Co., Ltd.	25,500	7,017,705
Nippon Electric Glass Co., Ltd.	822,000	9,162,620
Nippon Steel Corp.	709,000	2,703,961
Nomura Holdings, Inc.	1,331,800	11,157,981
Shin-Etsu Chemical Co., Ltd.	98,100	4,530,771
Takeda Pharmaceutical Co., Ltd.	46,400	1,802,947
Tokyu Land Corp.	1,268,000	5,727,640
Toyota Motor Corp.	342,400	12,944,191

Total Japan common stocks		108,362,577

Luxembourg — 1.16%
ArcelorMittal	179,278	5,887,794

Netherlands — 3.42%
ASML Holding NV	161,374	3,500,243
Koninklijke Philips Electronics NV	348,500	6,419,370
TomTom NV*	609,431	7,411,155

Total Netherlands common stocks		17,330,768

Russia — 2.69%
Gazprom OAO ADR	673,181	13,631,915

Singapore — 0.87%
Golden Agri-Resources Ltd.	16,803,000	4,395,854

36

UBS Global (ex-U.S.) All Cap Growth Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Common stocks — (concluded)
Spain — 6.76%
Banco Santander SA	601,119	$7,254,293
Gamesa Corp. Tecnologica SA	113,951	2,163,322
Iberdrola SA	536,497	4,363,166
Inditex SA	98,882	4,752,015
Red Electrica Corp. SA	82,391	3,727,694
Tecnicas Reunidas SA	60,755	2,867,118
Telefonica SA	402,113	9,117,912

Total Spain common stocks		34,245,520

Sweden — 0.62%
Telefonaktiebolaget LM Ericsson, Class B	320,439	3,134,296

Switzerland — 8.63%
Alcon, Inc.	35,500	4,122,260
Julius Baer Holding AG	142,352	5,550,298
Nestle SA	263,644	9,950,229
Roche Holding AG	24,382	3,317,141
Swatch Group AG	167,934	5,506,345
Syngenta AG	17,371	4,033,796
Xstrata PLC	426,198	4,700,510
Zurich Financial Services AG	37,203	6,585,296

Total Switzerland common stocks		43,765,875

United Kingdom — 12.49%
Anglo American PLC	183,414	5,352,156
AstraZeneca PLC	97,215	4,281,095
Autonomy Corp. PLC*	247,198	5,857,269
BAE Systems PLC	1,359,036	7,586,184
BG Group PLC	568,145	9,545,943
Compass Group PLC	593,405	3,343,829
HSBC Holdings PLC	695,077	5,770,265
International Power PLC	742,117	2,913,638
John Wood Group PLC	417,660	1,841,202
Reckitt Benckiser Group PLC	140,213	6,390,079
Standard Chartered PLC	389,405	7,334,286
Vodafone Group PLC	1,590,526	3,074,445

Total United Kingdom common stocks		63,290,391

Total common stocks (cost $469,246,482)		499,082,600

Security description	Number of rights	Value

Rights — 0.08%
Singapore — 0.08%
Golden Agri-Resources Ltd., expires 07/16/09*(1) (cost $0)	2,856,510	$392,303

	Number of warrants

Warrant — 0.00%
Singapore — 0.00%
Golden Agri-Resources Ltd., strike @ SGD 1.00, expires 12/31/49*(1),(2) (cost $0)	1,142,604	0

	Units
Short-term investment — 1.96%
Investment company — 1.96%
UBS Cash Management Prime Relationship Fund, 0.384%(3),(4) (cost $9,913,521)	9,913,521	9,913,521

Total investments — 100.49% (cost $479,160,003)		509,388,424
Liabilities, in excess of cash and other assets — (0.49)%		(2,479,650)

Net assets — 100.00%		$506,908,774

37

UBS Global (ex-U.S.) All Cap Growth Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $479,160,003; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$37,066,946
Gross unrealized depreciation	(6,838,525)

Net unrealized appreciation of investments	$30,228,421

*	Non-income producing security.
(1)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2009, the value of these securities amounted to $392,303 or 0.08% of net assets.
(2)	Security is illiquid. At June 30, 2009, the value of this security amounted to $0 or 0.00% of net assets.
(3)	Investment in affiliated mutual fund.
(4)	The rate shown reflects the yield at June 30, 2009.
ADR	American depositary receipt

Currency type abbreviation:

SGD	Singapore Dollar

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments.

Measurements at 06/30/09

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks(1)	$76,912,333	$422,170,267	$—	$499,082,600
Rights	—	—	392,303	392,303
Warrant	—	—	0	0
Short-term investment	—	9,913,521	—	9,913,521

Total	$76,912,333	$432,083,788	$392,303	$509,388,424

(1)	The Fund may hold investments which have been fair valued in accordance with the Fund’s fair valuation policy as of June 30, 2009, which may result in movement between Level 1 and Level 2.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Rights	Warrant	Total
Assets
Beginning balance	$—	$—	$—
Total gains or losses (realized/unrealized) included in earnings(a)	—	—	—
Purchases, sales, issuances, and settlements (net)	—	—	—
Transfers in and/or out of Level 3	392,303	0	392,303

Ending balance	$392,303	$0	$392,303

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09.	$392,303	$—	$392,303

(a)	Does not include unrealized gains of $392,303 related to transferred assets presented at their end of period values.

38	See accompanying notes to financial statements.

UBS International Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2009, UBS International Equity Relationship Fund (the “Fund”) returned 12.73%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), returned 9.32%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund outperformed its benchmark during the reporting period, primarily due to widespread stock selection gains across a range of sectors and industry groups.

Portfolio performance summary

What worked

•

Stock selection contributed positively in most global sectors during the period. The Fund’s stock selection within the financial sector was the strongest positive contributor during the six-month period. Stock selection within consumer staples was the second-strongest positive contributor during the reporting period.

•

Within the financial sector, Fund outperformance was driven by holdings in the banks and real estate subsectors. BNP Paribas and Barclays were among the strongest bank stocks in the Fund. We took profits in both of these holdings, as the share prices rose strongly during the period. (For details, see “Portfolio highlights.”)

•

During the reporting period, we sold the Fund’s positions in Standard Chartered Bank, Bank of Yokohama, and National Australia Bank in favor of new holdings, which included Jardine Matheson, QBE Insurance, and British Land. (For details, see “Portfolio highlights.”)

•

Stock selection within real estate was also positive. The Fund’s overweight positions in New World Development in China and CapitaLand in Singapore were the key positive contributors. (For details, see “Portfolio highlights.”)

•

Within the consumer staples sector, Fund outperformance was driven by the food and consumer staples retailing subsector. The outperformance in this area was dominated by the overweight exposure to Olam International, the Singapore-based global food and agricultural products processor and supply chain manager. Olam performed strongly as sentiment toward companies involved in the soft commodities industry improved. The Fund took profits on the holding, selling shares following strong performance.

•	In the energy sector, the Fund’s overweight to Tullow Oil benefited performance. (For details, see “Portfolio highlights.”)

What didn’t work

•

Information technology was the worst-performing sector for the Fund during the period, led by stock selection. Weakness in Nintendo and Nokia, both overweight positions within the Fund, was largely responsible for the lagging relative performance. We increased the Fund’s holdings in both companies near the end of the period, as we retain our convictions about both stocks.

•	Not holding Research in Motion also hurt performance, as the company outperformed significantly during the six-month period.

39

UBS International Equity Relationship Fund

•

Other individual stocks that notably detracted from the Fund’s relative performance were Vodafone and AXA. The Fund’s overweight position in Vodafone was the largest negative stock contributor during the period, as the economic downturn negatively affected the company’s cyclical businesses. However, we continue to find the stock attractive as we believe that new management will deliver on its cost-cutting initiatives, which we believe is likely to leave the company well-placed when the cycle picks up.

•

The underperformance of insurance company AXA hindered the Fund’s performance. We sold the position during the period, and moved the proceeds into ING Groep, where we considered valuations to be more attractive. (For details, see “Portfolio highlights.”)

Portfolio highlights

•

The Fund purchased shares of Jardine Matheson, a Singapore-listed, Asia-based conglomerate with a diverse mix of strong franchises, which was trading at an unusually large discount to our conservative valuation. This holding began to contribute strongly to performance, and we continue to find it attractive.

•

The Fund started the period with a neutral exposure to financials, which we increased during the period as investors’ fear and panic pushed some share prices down beyond what we believed their fair value to be. Our research indicated opportunities to purchase what we deemed attractively valued companies with good prospects for long-term strength, and we purchased QBE Insurance, CapitaLand and British Land accordingly. In addition, we trimmed the Fund’s holdings in Barclays and BNP Paribas after exceptionally strong performance, but the Fund retains positions in both companies.

•

Tullow Oil is a UK-based oil and gas company with extensive interests in Africa and a strong exploration track record. The shares outperformed strongly during the period following ongoing exploration success. Despite taking some profits from the Fund’s holding, Tullow remains an overweight position. We continue to believe that further potential from its fields in Uganda, India and Ghana are still not yet fully priced into the shares.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

40

UBS International Equity Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended June 30, 2009	6 months	1 year	5 years	10 years
UBS International Equity Relationship Fund	12.73%	(25.79)%	1.48%	2.16%
MSCI World Free ex USA Index (net)(1)	9.32	(31.62)	2.87	1.63

(1)

The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of June 2007, the index consisted of 22 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

41

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2009

Percentage of net assets
Roche Holding AG	3.1%
Vodafone Group PLC	2.9
BNP Paribas	2.5
Japan Tobacco, Inc.	2.3
Total SA	2.3
E.ON AG	2.2
Mitsubishi Corp.	2.0
Barclays PLC	2.0
Nomura Holdings, Inc.	1.9
Sumitomo Mitsui Financial Group, Inc.	1.9
Total	23.1%

Country exposure, top five (unaudited)(1)

As of June 30, 2009

Percentage of net assets
Japan	22.5%
United Kingdom	19.2
Germany	9.7
Switzerland	7.6
France	7.3
Total	66.3%

(1)	Figures represent the direct investments of the UBS International Equity Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets

As of June 30, 2009

Common stocks
Aerospace & defense	0.68%
Airlines	1.49
Automobiles	3.66
Beverages	1.52
Capital markets	4.34
Chemicals	4.60
Commercial banks	10.96
Communications equipment	1.63
Construction materials	1.46
Diversified financial services	1.75
Diversified telecommunication services	3.07
Electric utilities	2.22
Energy equipment & services	1.41
Food & staples retailing	3.24
Health care equipment & supplies	1.94
Household products	2.18
Industrial conglomerates	0.73
Insurance	4.82
Internet & catalog retail	0.85
Machinery	1.86
Marine	1.08
Media	2.46
Metals & mining	2.90
Multi-utilities	0.97
Office electronics	1.68
Oil, gas & consumable fuels	7.57
Pharmaceuticals	5.06
Professional services	1.33
Real estate investment trusts (REITs)	0.60
Real estate management & development	3.48
Semiconductors & semiconductor equipment	1.20
Software	2.32
Specialty retail	1.72
Tobacco	3.55
Trading companies & distributors	2.87
Wireless telecommunication services	3.82

Total common stocks	97.02
Rights	0.25
Investment company
iShares MSCI EAFE Index Fund	0.91
Short-term investment	0.05

Total investments	98.23
Cash and other assets, less liabilities	1.77

Net assets	100.00%

(2)

Figures represent the industry breakdown of direct investments of the UBS International Equity Relationship Fund. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

42

UBS International Equity Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Common stocks — 97.02%
Australia — 3.75%
BHP Billiton Ltd.	9,413	$257,986
Orica Ltd.	33,118	576,537
Qantas Airways Ltd.	224,710	362,494
QBE Insurance Group Ltd.	19,187	306,144

Total Australia common stocks		1,503,161

Austria — 1.56%
Telekom Austria AG	39,971	625,402

Belgium — 1.52%
Anheuser-Busch InBev NV	16,848	609,941

Canada — 5.26%
EnCana Corp.	13,000	644,551
Manulife Financial Corp.	14,900	258,635
Toronto-Dominion Bank	12,200	630,270
TransCanada Corp.	21,500	578,928

Total Canada common stocks		2,112,384

China — 2.88%
Bank of East Asia Ltd.	149,940	456,817
Jardine Matheson Holdings Ltd.	10,800	295,475
New World Development Ltd.	224,000	404,336

Total China common stocks		1,156,628

Finland — 1.63%
Nokia Oyj	44,932	655,723

France — 7.28%
BNP Paribas	15,719	1,020,067
GDF Suez	10,380	387,773
Societe Generale	5,898	321,792
Technip SA	5,694	279,889
Total SA	16,856	912,958

Total France common stocks		2,922,479

Germany — 9.72%
Bayer AG	12,749	684,571
Daimler AG	12,573	454,916
E.ON AG	25,027	888,318
Henkel AG & Co KGaA, Preference shares	12,737	397,961
MAN AG	4,578	281,566
Metro AG	13,399	640,508
Muenchener Rueckversicherungs- Gesellschaft AG	4,075	551,122

Total Germany common stocks		3,898,962

Guernsey — 0.33%
Resolution Ltd.*	89,391	131,123

Ireland — 2.30%
CRH PLC	25,454	583,562
Elan Corp. PLC ADR*	16,400	104,468
Ryanair Holdings PLC ADR*	8,200	232,798

Total Ireland common stocks		920,828

Japan — 22.45%
Canon, Inc.	20,700	673,722
Honda Motor Co., Ltd.	19,800	542,147
Japan Tobacco, Inc.	295	919,502

Security description	Shares	Value

Japan — (concluded)
Kao Corp.	22,000	$479,453
Kuraray Co., Ltd.	31,000	343,627
Mitsubishi Corp.	43,500	798,885
Mitsui Fudosan Co., Ltd.	34,000	589,044
Mitsui OSK Lines Ltd.	67,000	432,243
Mitsui Sumitomo Insurance Group Holdings, Inc.	15,200	396,369
Nintendo Co., Ltd.	1,600	440,327
Nissan Motor Co., Ltd.	78,400	473,320
Nomura Holdings, Inc.	93,000	779,165
NTT DoCoMo, Inc.	249	363,673
Shin-Etsu Chemical Co., Ltd.	11,800	544,986
Sumitomo Mitsui Financial Group, Inc.	19,000	768,329
THK Co., Ltd.	31,200	465,218

Total Japan common stocks		9,010,010

Luxembourg — 0.79%
ArcelorMittal	9,651	316,955

Netherlands — 4.18%
Akzo Nobel NV	8,532	375,451
ASML Holding NV	22,260	482,825
ING Groep NV CVA	56,803	571,728
Reed Elsevier NV	22,480	247,917

Total Netherlands common stocks		1,677,921

Norway — 2.22%
Petroleum Geo-Services ASA*	45,600	284,353
Telenor ASA*	78,600	606,779

Total Norway common stocks		891,132

Singapore — 3.65%
CapitaLand Ltd.	158,000	401,286
DBS Group Holdings Ltd.	50,000	405,775
Olam International Ltd.	393,000	657,109

Total Singapore common stocks		1,464,170

Spain — 0.98%
Inditex SA	8,164	392,341

Switzerland — 7.63%
Adecco SA	12,823	535,496
Credit Suisse Group AG	11,154	509,176
Nobel Biocare Holding AG	21,519	471,739
Roche Holding AG	9,104	1,238,588
Synthes, Inc.	3,181	307,923

Total Switzerland common stocks		3,062,922

United Kingdom — 18.89%
Barclays PLC	171,155	797,194
BP PLC	59,220	468,617
British Land Co. PLC	37,904	239,052
British Sky Broadcasting Group PLC	98,670	740,197
Cobham PLC	96,217	274,437
Home Retail Group PLC	79,561	341,226
Imperial Tobacco Group PLC	19,411	504,866
Kingfisher PLC	100,834	295,602
Man Group PLC	98,341	451,371
Prudential PLC	62,386	424,497
Rio Tinto PLC	16,920	589,038
Sage Group PLC	167,297	491,327

43

UBS International Equity Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Common stocks — (concluded)
United Kingdom — (concluded)
Tullow Oil PLC	28,083	$434,479
Vodafone Group PLC	607,025	1,173,363
Wolseley PLC*	18,514	353,942

Total United Kingdom common stocks		7,579,208

Total common stocks (cost $42,775,191)		38,931,290

	Number of rights
Rights — 0.25%
United Kingdom — 0.25%
Rio Tinto PLC, expires 07/01/09* (cost $128,788)	8,883	102,008

	Shares
Investment company — 0.91%
iShares MSCI EAFE Index Fund (cost $364,593)	8,000	366,480

Security description	Units	Value

Short-term investment — 0.05%
Investment company — 0.05%
UBS Cash Management Prime Relationship Fund, 0.384%(1),(2) (cost $19,556)	19,556	$19,556

Total investments — 98.23% (cost $43,288,128)		39,419,334
Cash and other assets, less liabilities — 1.77%		708,590

Net assets — 100.00%		$40,127,924

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $43,288,128; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,505,206
Gross unrealized depreciation	(6,374,000)

Net unrealized depreciation of investments	$(3,868,794)

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2009.
ADR	American depositary receipt
CVA	Dutch certification — depository certificate

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

44

UBS International Equity Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Forward foreign currency contracts

UBS International Equity Relationship Fund had the following open forward foreign currency contracts as of June 30, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Euro	1,185,000	USD	1,660,268	09/03/09	$(2,086)
Great Britain Pound	110,000	USD	180,777	09/03/09	(183)
Hong Kong Dollar	3,390,000	USD	437,592	09/03/09	(63)
Japanese Yen	49,500,000	USD	506,288	09/03/09	(7,920)
Japanese Yen	28,500,000	USD	296,875	09/03/09	816
Norwegian Krone	2,780,000	USD	436,565	09/03/09	4,936
Norwegian Krone	1,300,000	USD	201,585	09/03/09	(256)
Singapore Dollar	1,555,000	USD	1,072,081	09/03/09	(1,065)
Swiss Franc	475,000	EUR	314,528	09/03/09	3,727
Swiss Franc	295,000	USD	273,508	09/03/09	1,796
United States Dollar	1,053,827	AUD	1,305,000	09/03/09	(7,190)
United States Dollar	1,539,272	CAD	1,695,000	09/03/09	(81,508)
United States Dollar	407,925	DKK	2,170,000	09/03/09	442
United States Dollar	207,627	EUR	150,000	09/03/09	2,798
United States Dollar	343,975	JPY	33,100,000	09/03/09	(132)
United States Dollar	2,055,664	SEK	15,780,000	09/03/09	(10,473)

Net unrealized depreciation on forward foreign currency contracts					$(96,361)

Currency type abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009.

Measurements at 06/30/09

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks(1)	$2,449,650	$36,481,640	$—	$38,931,290
Investment company	366,480	—	—	366,480
Rights	—	102,008	—	102,008
Short-term investment	—	19,556	—	19,556
Other financial instruments(2)	—	(96,361)	—	(96,361)

Total	$2,816,130	$36,506,843	$—	$39,322,973

(1)	The Fund may hold investments which have been fair valued in accordance with the Fund’s fair valuation policy as of June 30, 2009, which may result in movement between Level 1 and Level 2.

(2)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Common stocks	Total
Assets
Beginning balance	$662,759	$662,759
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	(662,759)	(662,759)

Ending balance	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09	$—	$—

See accompanying notes to financial statements.	45

UBS Small-Cap Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2009, UBS Small-Cap Equity Relationship Fund (the “Fund”) returned 13.84%, while the Fund’s benchmark, the Russell 2000 Index (the “Index”), returned 2.64%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s meaningful outperformance was driven mainly by security selection. Industry allocation benefited relative returns, as well.

Portfolio performance summary

What worked

•

Security selection across several industries made a positive contribution to the Fund’s returns during the six-month period. Selection was strongest in the energy, industrials, consumer discretionary, healthcare, financials and telecom sectors.

•

Success stories within energy included Oceaneering International, which was sold from the Fund during the reporting period, and Foundation Coal. Both companies benefited more than their peers from the surge in commodity prices during the second quarter.

•	Strong stock selection in industrials included outperformers such as BE Aerospace in the first quarter, and Interface Inc. and Interline Brands in the second quarter.

•	Within consumer discretionary, stocks like Cinemark Holdings, Coinstar, LKQ and Life Time Fitness added value during the reporting period.

•

Industry group selection added value during the reporting period. A meaningful underweight to the banking and real estate industries helped the Fund avoid the severe losses suffered by many small-cap banks and financials during the six-month period.

•	Other contributors included the Fund’s overweight to retailing and media within the consumer discretionary sector, as well as an overweight to technology software.

What didn’t work

•	Security selection within consumer staples and technology hardware detracted from returns.

•	Consumer staples stocks held in the Fund, including Fresh Del Monte Produce, declined during the period.

•	The Fund’s holding in Vasco Data underperformed its peers in the technology sector, and was sold from the Fund during the reporting period.

•	Though the Fund was underweight financial stocks, which added value, it did hold positions in underperforming companies such as Validus Holdings and Harris Corp., which hurt performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

46

UBS Small-Cap Equity Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended June 30, 2009	6 months	1 year	5 years	10 years
UBS Small-Cap Equity Relationship Fund	13.84%	(22.23)%	(2.19)%	4.96%
Russell 2000 Index(1)	2.64	(25.01)	(1.71)	2.38

(1)

The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

47

UBS Small-Cap Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2009

Percentage of net assets
Hatteras Financial Corp.	2.4%
Cinemark Holdings, Inc.	2.3
BE Aerospace, Inc.	2.1
Art Technology Group, Inc.	2.0
Aptargroup, Inc.	2.0
Old Dominion Freight Line, Inc.	2.0
EQT Corp.	1.9
Validus Holdings Ltd.	1.9
Nordson Corp.	1.9
Fresh Del Monte Produce, Inc.	1.8
Total	20.3%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2009

Common stocks
Aerospace & defense	4.05%
Air freight & logistics	0.87
Beverages	0.99
Building products	1.11
Capital markets	2.39
Chemicals	2.16
Commercial banks	1.93
Commercial services & supplies	1.61
Communications equipment	3.36
Computers & peripherals	0.98
Containers & packaging	2.01
Distributors	1.70
Diversified consumer services	1.64
Electrical equipment	3.19
Energy equipment & services	3.44
Food products	1.81
Gas utilities	3.63
Health care equipment & supplies	6.68
Health care providers & services	3.97
Hotels, restaurants & leisure	2.34
Insurance	4.45
Internet & catalog retail	1.02
Internet software & services	6.21
IT services	1.85
Machinery	3.08
Media	2.32
Metals & mining	1.31
Office electronics	0.86
Oil, gas & consumable fuels	1.43
Personal products	1.77
Real estate investment trusts (REITs)	4.20
Real estate management & development	0.11
Road & rail	5.06
Semiconductors & semiconductor equipment	0.91
Software	4.86
Specialty retail	2.99
Textiles, apparel & luxury goods	1.76
Thrifts & mortgage finance	0.75
Trading companies & distributors	1.73

Total common stocks	96.53
Short-term investment	2.51
Investment of cash collateral from securities loaned	4.00

Total investments	103.04
Liabilities, in excess of cash and other assets	(3.04)

Net assets	100.00%

48

UBS Small-Cap Equity Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Common stocks — 96.53%
Aerospace & defense — 4.05%
Aerovironment, Inc.*	46,300	$1,428,818
BE Aerospace, Inc.*	221,100	3,174,996
Hexcel Corp.*	154,500	1,472,385

		6,076,199

Air freight & logistics — 0.87%
Dynamex, Inc.*	84,800	1,305,072

Beverages — 0.99%
Boston Beer Co., Inc., Class A*	49,900	1,476,541

Building products — 1.11%
Trex Co., Inc.*(1)	124,900	1,669,913

Capital markets — 2.39%
Lazard Ltd., Class A	68,500	1,844,020
Och-Ziff Capital Management Group LLC, Class A	194,900	1,736,559

		3,580,579

Chemicals — 2.16%
Airgas, Inc.	40,000	1,621,200
Cytec Industries, Inc.	87,200	1,623,664

		3,244,864

Commercial banks — 1.93%
Bank of Hawaii Corp.(1)	37,400	1,340,042
Cullen/Frost Bankers, Inc.	20,400	940,848
Zions Bancorp.(1)	53,200	614,992

		2,895,882

Commercial services & supplies — 1.61%
InnerWorkings, Inc.*	289,800	1,376,550
Interface, Inc., Class A	167,300	1,037,260

		2,413,810

Communications equipment — 3.36%
F5 Networks, Inc.*	49,900	1,726,041
Harris Corp.	63,900	1,812,204
Nice Systems Ltd. ADR*	65,200	1,504,164

		5,042,409

Computers & peripherals — 0.98%
Stratasys, Inc.*(1)	134,300	1,475,957

Containers & packaging — 2.01%
Aptargroup, Inc.	89,400	3,019,038

Distributors — 1.70%
LKQ Corp.*	155,000	2,549,750

Diversified consumer services — 1.64%
Coinstar, Inc.*	91,900	2,453,730

Electrical equipment — 3.19%
AO Smith Corp.	65,900	2,146,363
Regal-Beloit Corp.	66,300	2,633,436

		4,779,799

Security description	Shares	Value

Energy equipment & services — 3.44%
Gulfmark Offshore, Inc.*	56,200	$1,551,120
Oil States International, Inc.*	78,900	1,910,169
Tetra Technologies, Inc.*	213,300	1,697,868

		5,159,157

Food products — 1.81%
Fresh Del Monte Produce, Inc.*	166,800	2,712,168

Gas utilities — 3.63%
AGL Resources, Inc.	81,500	2,591,700
EQT Corp.	81,700	2,852,147

		5,443,847

Health care equipment & supplies — 6.68%
AngioDynamics, Inc.*	141,172	1,873,352
CONMED Corp.*	107,500	1,668,400
Cooper Cos., Inc.	62,300	1,540,679
Hill-Rom Holdings, Inc.	90,246	1,463,790
Integra LifeSciences Holdings Corp.*	87,400	2,316,974
Medical Action Industries, Inc.*	100,599	1,151,859

		10,015,054

Health care providers & services — 3.97%
Henry Schein, Inc.*	33,600	1,611,120
Patterson Cos., Inc.*	98,100	2,128,770
PSS World Medical, Inc.*	119,400	2,210,094

		5,949,984

Hotels, restaurants & leisure — 2.34%
Life Time Fitness, Inc.*(1)	107,100	2,143,071
McCormick & Schmick’s Seafood Restaurants, Inc.*	178,900	1,361,429

		3,504,500

Insurance — 4.45%
SeaBright Insurance Holdings, Inc.*	190,000	1,924,700
Tower Group, Inc.	77,900	1,930,362
Validus Holdings Ltd.(1)	128,300	2,820,034

		6,675,096

Internet & catalog retail — 1.02%
PetMed Express, Inc.*	101,900	1,531,557

Internet software & services — 6.21%
Art Technology Group, Inc.*	795,525	3,022,995
Omniture, Inc.*	91,000	1,142,960
TheStreet.com, Inc.	382,100	798,589
ValueClick, Inc.*	192,300	2,022,996
Websense, Inc.*	130,600	2,329,904

		9,317,444

IT services — 1.85%
NeuStar, Inc., Class A*	70,900	1,571,144
RightNow Technologies, Inc.*	102,500	1,209,500

		2,780,644

Machinery — 3.08%
Nordson Corp.	72,200	2,791,252
Pall Corp.	68,800	1,827,328

		4,618,580

49

UBS Small-Cap Equity Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Common stocks — (concluded)
Media — 2.32%
Cinemark Holdings, Inc.	307,400	$3,479,768

Metals & mining — 1.31%
Brush Engineered Materials, Inc.*	117,300	1,964,775

Office electronics — 0.86%
Zebra Technologies Corp., Class A*	54,300	1,284,738

Oil, gas & consumable fuels — 1.43%
Foundation Coal Holdings, Inc.	76,200	2,141,982

Personal products — 1.77%
Prestige Brands Holdings, Inc.*	430,461	2,647,336

Real estate investment trusts (REITs) — 4.20%
Digital Realty Trust, Inc.	37,200	1,333,620
Entertainment Properties Trust	67,300	1,386,380
Hatteras Financial Corp.	125,400	3,585,186

		6,305,186

Real estate management & development — 0.11%
Maui Land & Pineapple Co., Inc.*(1)	20,979	161,748

Road & rail — 5.06%
Kansas City Southern*	149,300	2,405,223
Knight Transportation, Inc.	134,300	2,222,665
Old Dominion Freight Line, Inc.*	88,200	2,960,874

		7,588,762

Semiconductors & semiconductor equipment — 0.91%
ON Semiconductor Corp.*	198,600	1,362,396

Software — 4.86%
ANSYS, Inc.*	36,400	1,134,224
Factset Research Systems, Inc.(1)	16,600	827,842
Nuance Communications, Inc.*	215,900	2,610,231
Quest Software, Inc.*	135,200	1,884,688
Solera Holdings, Inc.*	30,100	764,540
Sourcefire, Inc.*	5,800	71,862

		7,293,387

Security description	Shares	Value

Specialty retail — 2.99%
Hibbett Sports, Inc.*	129,700	$2,334,600
PetSmart, Inc.	99,800	2,141,708

		4,476,308

Textiles, apparel & luxury goods — 1.76%
Movado Group, Inc.	157,868	1,663,929
Steven Madden Ltd.*	38,400	977,280

		2,641,209

Thrifts & mortgage finance — 0.75%
WSFS Financial Corp.	41,400	1,130,634

Trading companies & distributors — 1.73%
Interline Brands, Inc.*	190,000	2,599,200

Total common stocks (cost $159,166,529)		144,769,003

	Units

Short-term investment — 2.51%
Investment company — 2.51%
UBS Cash Management Prime Relationship Fund, 0.384%(2),(3) (cost $3,767,793)	3,767,793	3,767,793

	Shares
Investment of cash collateral from securities loaned — 4.00%
UBS Private Money Market Fund LLC, 0.488%(2),(3) (cost $6,002,011)	6,002,011	6,002,011

Total investments — 103.04% (cost $168,936,333)		154,538,807
Liabilities, in excess of cash and other assets — (3.04)%		(4,554,698)

Net assets —100.00%		$149,984,109

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $168,936,333; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$12,262,527
Gross unrealized depreciation	(26,660,053)

Net unrealized depreciation of investments	$(14,397,526)

*	Non-income producing security.
(1)	Security, or portion thereof, was on loan at June 30, 2009.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at June 30, 2009.
ADR	American depositary receipt
REIT	Real estate investment trust

50

UBS Small-Cap Equity Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments:

Measurements at 06/30/09

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$144,769,003	$—	$—	$144,769,003
Short-term investment	—	3,767,793	—	3,767,793
Investment of cash collateral from securities loaned	—	6,002,011	—	6,002,011

Total	$144,769,003	$9,769,804	$—	$154,538,807

See accompanying notes to financial statements.	51

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the six months ended June 30, 2009, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 9.15%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 4.32%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s significant outperformance was due to stock selection across many industry groups.

Portfolio performance summary

What worked

•

Strong stock selection across a number of industries contributed positively to Fund performance during the reporting period. Within energy, owning stocks like Anadarko Petroleum and Halliburton, while not owning ExxonMobil, benefited results. (For more information, see “Portfolio highlights.”)

•	Within the materials group, stocks including Peabody Energy and Celanese Corp., which was sold from the Fund during the period, added value.

•

The Fund held several outperforming stocks in the pharmaceutical and biotech groups. In particular, shares of Wyeth rose strongly during the reporting period. (For details, see “Portfolio highlights.”)

•

Security selection in the technology hardware and semiconductor sectors was positive. The Fund’s position in Apple was successful during the reporting period. Other positive contributors included Seagate Technology, Marvell Technology Group and Broadcom.

•

Several targeted weightings in industry subsectors benefited Fund returns. Within the technology sector, we overweighted semiconductors and semiconductor equipment companies. Though chip demand has slowed, inventories are now depleted, leading to improved pricing power.

•

An overweight to auto parts and components makers worked well for the Fund. Holdings such as BorgWarner and Johnson Controls rallied when investors realized that the diversified businesses these companies operate improved their chances of surviving this economic downturn.

•	The Fund successfully overweighted pharmaceuticals and biotechnology companies within the health care industry.

•	An underweight to consumer staples stocks—particularly household and personal products—was another success story for the Fund, as these stocks lagged for much of the period.

•

Within the financial sector, several decisions generated positive results. The Fund emphasizes diversified companies and insurers that are taking the necessary steps to strengthen their balance sheets.

•	In particular, Morgan Stanley was a significant positive contributor to the Fund’s returns during the reporting period, as the stock outperformed.

•	The Fund was underweight to real estate investment trusts during the period, benefiting relative returns.

52

UBS U.S. Equity Alpha Relationship Fund

•

Short positions in several consumer staples stocks positively impacted returns during the reporting period. Early 2009 saw a continuation of the flight to quality which occurred in the fourth quarter of 2008, when consumer staples stocks outperformed as investors perceived them to be a safe haven. A dramatic shift followed as the market rallied starting in March, and the Fund’s underweight to consumer staples was rewarded when this sector lagged. Short positions in General Mills and Wal-Mart added value during the period, as did the fact that the Fund did not have a long position in Procter & Gamble.

What didn’t work

•

Industry positioning within the financial sector detracted from returns. The Fund’s underweight to banking stocks hindered relative performance, as many of these stocks rallied following the lows of early March.

•	In addition, being overweight to insurance stocks was a negative for relative performance.

•

Security selection in several financial subsectors underperformed the benchmark. Certain regional banks held in the Fund, including Fifth Third Bancorp and SunTrust Banks, hurt performance early in the reporting period, and we sold out of the Fund’s positions in both of these banks.

•	Insurance holdings such as Aflac and ACE Ltd. detracted, as well. (For details, see “Portfolio highlights.”)

•

Industry group allocation detracted from performance for the six-month period. The Fund’s underweight to materials stocks hurt relative returns following a rally in commodity prices during the period. As a range of Chinese economic data improved, it helped drive prices of copper and many other metals higher.

•	In addition, the Fund’s overweight to energy stocks hampered relative performance during the reporting period.

Portfolio highlights

•

Not owning ExxonMobil Corp. benefited the Fund during the reporting period, as its stock price underperformed. The company’s earnings fell 58% from the prior year, due to a global slowdown and lower commodity prices. While we plan to continue to monitor ExxonMobil, we prefer to own other companies in the energy sector.

•

Shares of Wyeth added to relative performance for the period. Wyeth performed well, particularly after Pfizer announced a $68 billion deal to purchase the company. We used this price appreciation as an opportunity to sell out of shares of Wyeth and add to the Fund’s position in Pfizer.

•

The Fund’s position in Aflac detracted from performance during the period. Shares fell due to growing concerns that the company could be hit by losses from its holdings of European hybrid securities. We maintain the Fund’s position in this stock as we believe that the market is overly concerned with fundamentals of Aflac’s Japanese business and near-term sales weakness in Japan, and that its financial performance is more stable than many appreciate.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

53

UBS U.S. Equity Alpha Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended June 30, 2009	6 months	1 year	Inception(1)
UBS U.S. Equity Alpha Relationship Fund	9.15%	(26.17)%	(5.22)%
Russell 1000 Index(2)	4.32	(26.69)	(5.17)

(1)	Inception date of UBS U.S. Equity Alpha Relationship Fund is September 20, 2005.

(2)

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

54

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)*(1)

As of June 30, 2009

Percentage of net assets
Covidien PLC	3.3%
PepsiCo, Inc.	3.1
General Electric Co.	3.1
Comcast Corp., Class A	3.0
Microsoft Corp.	2.9
Exelon Corp.	2.9
FedEx Corp.	2.8
Johnson Controls, Inc.	2.8
AT&T, Inc.	2.5
Pfizer, Inc.	2.5
Total	28.9%

*	Only long positions are considered for top ten holdings.
(1)	Figures represent the direct investments of the UBS U.S. Equity Alpha Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets

As of June 30, 2009

Common stocks
Aerospace & defense	2.31%
Air freight & logistics	2.79
Airlines	1.29
Auto components	4.33
Beverages	4.31
Biotechnology	3.60
Capital markets	3.76
Chemicals	2.58
Commercial banks	1.88
Computers & peripherals	5.22
Consumer finance	1.67
Diversified financial services	2.05
Diversified telecommunication services	2.55
Electric utilities	5.63
Energy equipment & services	2.59
Food & staples retailing	0.48
Health care equipment & supplies	6.28
Health care providers & services	3.00
Hotels, restaurants & leisure	1.42
Household durables	1.31
Independent power producers & energy traders	0.20
Industrial conglomerates	3.07
Insurance	3.48
Life sciences tools & services	1.34
Machinery	5.54
Media	6.78
Multiline retail	2.14
Multi-utilities	2.86
Oil, gas & consumable fuels	11.72
Personal products	1.76
Pharmaceuticals	4.26
Road & rail	2.41

Semiconductors & semiconductor equipment	7.44%
Software	5.43
Textiles, apparel & luxury goods	1.26
Wireless telecommunication services	1.18

Total common stocks	119.92
Investment company
SPDR Trust, Series 1	0.65
Short-term investment	0.82

Total investments before investments sold short	121.39
Investments sold short
Common stocks
Aerospace & defense	(1.28)
Air freight & logistics	(0.83)
Capital markets	(0.68)
Chemicals	(0.45)
Diversified telecommunication services	(0.73)
Electronic equipment, instruments & components	(0.71)
Food & staples retailing	(0.33)
Food products	(1.69)
Health care providers & services	(1.59)
Hotels, restaurants & leisure	(1.63)
Household durables	(0.65)
Internet & catalog retail	(0.47)
Internet software & services	(0.62)
Machinery	(0.87)
Multi-utilities	(1.25)
Oil, gas & consumable fuels	(0.71)
Pharmaceuticals	(1 .48)
Software	(0.86)
Specialty retail	(2.20)
Thrifts & mortgage finance	(0.70)
Tobacco	(0.63)
Trading companies & distributors	(0.61)
Water utilities	(1.33)

Total investments sold short	(22.30)
Total investments, net of investments sold short	99.09
Cash and other assets, less liabilities	0.91

Net assets	100.00%

(2)

Figures represent the industry breakdown of direct investments of the UBS U.S. Equity Alpha Relationship Fund. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

55

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Common stocks — 119.92%
Aerospace & defense — 2.31%
General Dynamics Corp(1)	117,600	$6,513,864

Air freight & logistics — 2.79%
FedEx Corp.(1)	141,300	7,859,106

Airlines — 1.29%
Southwest Airlines Co.(1)	540,100	3,634,873

Auto components — 4.33%
BorgWarner, Inc.(1)	127,900	4,367,785
Johnson Controls, Inc.(1)	360,500	7,830,060

		12,197,845

Beverages — 4.31%
Dr. Pepper Snapple Group, Inc.*(1)	159,300	3,375,567
PepsiCo, Inc.(1)	159,400	8,760,624

		12,136,191

Biotechnology — 3.60%
Amgen, Inc.*(1)	73,100	3,869,914
Cephalon, Inc.*(1)	29,000	1,642,850
Genzyme Corp.*(1)	83,200	4,631,744

		10,144,508

Capital markets — 3.76%
Bank of New York Mellon Corp.(1)	170,495	4,997,208
Morgan Stanley(1)	195,800	5,582,258

		10,579,466

Chemicals — 2.58%
Air Products & Chemicals, Inc.(1)	53,400	3,449,106
Monsanto Co.(1)	51,300	3,813,642

		7,262,748

Commercial banks — 1.88%
City National Corp.(1)	39,800	1,465,834
Wells Fargo & Co.(1)	157,300	3,816,098

		5,281,932

Computers & peripherals — 5.22%
Apple, Inc.*(1)	49,500	7,050,285
Hewlett-Packard Co.(1)	112,300	4,340,395
Seagate Technology(1)	315,400	3,299,084

		14,689,764

Consumer finance — 1.67%
Discover Financial Services(1)	456,300	4,686,201

Diversified financial services — 2.05%
JPMorgan Chase & Co.(1)	169,400	5,778,234

Diversified telecommunication services — 2.55%
AT&T, Inc.(1)	288,800	7,173,792

Electric utilities — 5.63%
American Electric Power Co., Inc.(1)	202,400	5,847,336
Exelon Corp.(1)	157,800	8,080,938
Pepco Holdings, Inc.(1)	143,700	1,931,328

		15,859,602

Security description	Shares	Value

Energy equipment & services — 2.59%
Baker Hughes, Inc.(1)	116,400	$4,241,616
Halliburton Co.(1)	147,900	3,061,530

		7,303,146

Food & staples retailing — 0.48%
Sysco Corp.(1)	60,100	1,351,048

Health care equipment & supplies — 6.28%
Covidien PLC(1)	250,000	9,360,000
Medtronic, Inc.(1)	163,900	5,718,471
Zimmer Holdings, Inc.*(1)	60,700	2,585,820

		17,664,291

Health care providers & services — 3.00%
DaVita, Inc.*(1)	22,200	1,098,012
Medco Health Solutions, Inc.*(1)	105,700	4,820,977
UnitedHealth Group, Inc.(1)	101,200	2,527,976

		8,446,965

Hotels, restaurants & leisure — 1.42%
Carnival Corp.(1)	154,500	3,981,465

Household durables — 1.31%
Fortune Brands, Inc.(1)	105,800	3,675,492

Independent power producers & energy traders — 0.20%
Dynegy, Inc., Class A*(1)	250,200	567,954

Industrial conglomerates — 3.07%
General Electric Co.(1)	738,000	8,649,360

Insurance — 3.48%
ACE Ltd.(1)	70,300	3,109,369
Aflac, Inc.(1)	78,800	2,449,892
MetLife, Inc.(1)	53,700	1,611,537
Principal Financial Group, Inc.(1)	139,200	2,622,528

		9,793,326

Life sciences tools & services — 1.34%
Millipore Corp.*(1)	23,500	1,649,935
Waters Corp.*(1)	41,400	2,130,858

		3,780,793

Machinery — 5.54%
Illinois Tool Works, Inc.(1)	148,200	5,533,788
PACCAR, Inc.(1)	190,900	6,206,159
Pall Corp.(1)	144,700	3,843,232

		15,583,179

Media — 6.78%
Comcast Corp., Class A(1)	579,800	8,401,302
Interpublic Group of Cos., Inc.*(1)	518,800	2,619,940
Omnicom Group, Inc.(1)	157,700	4,980,166
Viacom, Inc., Class B*(1)	135,900	3,084,930

		19,086,338

Multiline retail — 2.14%
JC Penney Co., Inc.(1)	99,400	2,853,774
Macy’s, Inc.(1)	270,400	3,179,904

		6,033,678

56

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Common stocks — (concluded)
Multi-utilities — 2.86%
MDU Resources Group, Inc.(1)	149,300	$2,832,221
Sempra Energy(1)	104,900	5,206,187

		8,038,408

Oil, gas & consumable fuels — 11.72%
Anadarko Petroleum Corp.(1)	93,600	4,248,504
ConocoPhillips(1)	110,100	4,630,806
EOG Resources, Inc.(1)	27,900	1,894,968
Hess Corp.(1)	80,000	4,300,000
Marathon Oil Corp.(1)	200,700	6,047,091
Peabody Energy Corp.(1)	169,300	5,106,088
Ultra Petroleum Corp.*(1)	94,600	3,689,400
Williams Cos., Inc. (1)	197,100	3,076,731

		32,993,588

Personal products — 1.76%
Avon Products, Inc.(1)	105,800	2,727,524
Estee Lauder Cos., Inc., Class A(1)	68,500	2,237,895

		4,965,419

Pharmaceuticals — 4.26%
Allergan, Inc.(1)	102,500	4,876,950
Pfizer, Inc.(1)	475,000	7,125,000

		12,001,950

Road & rail — 2.41%
Burlington Northern Santa Fe Corp.(1)	45,800	3,368,132
Ryder System, Inc.(1)	122,200	3,411,824

		6,779,956

Semiconductors & semiconductor equipment — 7.44%
Broadcom Corp., Class A*(1)	153,100	3,795,349
Intel Corp.(1)	269,300	4,456,915
Intersil Corp., Class A(1)	231,600	2,911,212
Kla-Tencor Corp.(1)	95,200	2,403,800
Marvell Technology Group Ltd.*(1)	399,100	4,645,524
National Semiconductor Corp.(1)	216,600	2,718,330

		20,931,130

Software — 5.43%
Intuit, Inc.*(1)	103,300	2,908,928
Microsoft Corp.(1)	340,900	8,103,193
VMware, Inc., Class A*(1)	156,400	4,265,028

		15,277,149

Textiles, apparel & luxury goods — 1.26%
Coach, Inc.(1)	132,300	3,556,224

Wireless telecommunication services — 1.18%
Sprint Nextel Corp.*(1)	693,000	3,333,330

Total common stocks (cost $382,617,904)		337,592,315

Investment company — 0.65%
SPDR Trust, Series 1 (cost $1,823,100)	20,000	1,838,400

Security description	Units	Value

Short-term investment — 0.82%
Investment company — 0.82%
UBS Cash Management Prime Relationship Fund, 0.384%(2),(3) (cost $2,317,405)	2,317,405	$2,317,405

Total investments before investments sold short — 121.39% (cost $386,758,409)		341,748,120

	Shares
Investments sold short — (22.30)%
Common stocks — (22.30)%
Aerospace & defense — (1.28)%
Lockheed Martin Corp.	(23,400)	(1,887,210)
Raytheon Co.	(38,900)	(1,728,327)

		(3,615,537)

Air freight & logistics — (0.83)%
C.H. Robinson Worldwide, Inc.	(44,900)	(2,341,535)

Capital markets — (0.68)%
Charles Schwab Corp.	(109,600)	(1,922,384)

Chemicals — (0.45)%
Praxair, Inc.	(17,600)	(1,250,832)

Diversified telecommunication services — (0.73)%
Qwest Communications International, Inc.	(497,800)	(2,065,870)

Electronic equipment, instruments & components — (0.71)%
Corning, Inc.	(124,300)	(1,996,258)
Food & staples retailing — (0.33)%
Wal-Mart Stores, Inc.	(19,000)	(920,360)

Food products — (1.69)%
Flowers Foods, Inc.	(61,780)	(1,349,275)
General Mills, Inc.	(34,700)	(1,943,894)
Kellogg Co.	(31,700)	(1,476,269)

		(4,769,438)

Health care providers & services — (1.59)%
Express Scripts, Inc.	(34,000)	(2,337,500)
Quest Diagnostics, Inc.	(38,100)	(2,149,983)

		(4,487,483)

Hotels, restaurants & leisure — (1.63)%
McDonald’s Corp.	(43,400)	(2,495,066)
Yum! Brands, Inc.	(62,900)	(2,097,086)

		(4,592,152)

Household durables — (0.65)%
Stanley Works	(54,200)	(1,834,128)

Internet & catalog retail — (0.47)%
NetFlix, Inc.	(32,100)	(1,327,014)

Internet software & services — (0.62)%
Akamai Technologies, Inc.	(90,400)	(1,733,872)

57

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Investments sold short — (concluded)
Machinery — (0.87)%
Cummins, Inc.	(69,300)	$(2,440,053)

Multi-utilities — (1.25)%
Consolidated Edison, Inc.	(59,400)	(2,222,748)
NSTAR	(40,100)	(1,287,611)

		(3,510,359)

Oil, gas & consumable fuels — (0.71)%
Occidental Petroleum Corp.	(30,400)	(2,000,624)

Pharmaceuticals — (1.48)%
Eli Lilly & Co.	(57,600)	(1,995,264)
Watson Pharmaceuticals, Inc.	(64,500)	(2,173,005)

		(4,168,269)

Software — (0.86)%
BMC Software, Inc.	(71,300)	(2,409,227)

Specialty retail — (2.20)%
Best Buy Co., Inc.	(58,200)	(1,949,118)
Sherwin-Williams Co.	(41,700)	(2,241,375)
Tiffany & Co.	(79,300)	(2,011,048)

		(6,201,541)

Security description	Shares	Value

Thrifts & mortgage finance — (0.70)%
Hudson City Bancorp, Inc.	(148,700)	$(1,976,223)

Tobacco — (0.63)%
Altria Group, Inc.	(107,700)	(1,765,203)

Trading companies & distributors — (0.61)%
WW Grainger, Inc.	(21,000)	(1,719,480)

Water utilities — (1.33)%
American Water Works Co., Inc.	(95,300)	(1,821,183)
Aqua America, Inc.	(107,100)	(1,917,090)

		(3,738,273)

Total investments sold short (proceeds $68,171,256)		(62,786,115)

Total investments, net of investments sold short — 99.09%		278,962,005
Cash and other assets, less liabilities — 0.91%		2,567,764

Net assets — 100.00%		$281,529,769

Notes to portfolio of investments

Aggregate cost for federal income tax purposes before investments sold short, which was the same for book purposes, was $386,758,409; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$12,771,189
Gross unrealized depreciation	(57,781,478)

Net unrealized depreciation of investments	$(45,010,289)

*	Non-income producing security.
(1)	All or a portion of these securities have been delivered to cover open short positions.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at June 30, 2009.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments:

Measurements at 06/30/09

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$337,592,315	$—	$—	$337,592,315
Common stocks sold short	(62,786,115)	—	—	(62,786,115)
Investment company	1,838,400	—	—	1,838,400
Short-term investment	—	2,317,405	—	2,317,405

Total	$276,644,600	$2,317,405	$—	$278,962,005

58

UBS U.S. Large Cap Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2009, UBS U.S. Large Cap Equity Relationship Fund (the “Fund”) returned 7.05%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 4.32%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s significant outperformance was due to stock selection across many industry groups.

Portfolio performance summary

What worked

•	Very strong stock selection across a number of industries contributed positively to Fund performance during the reporting period.

•	Within energy, owning stocks like Anadarko Petroleum and Halliburton, while not owning ExxonMobil, benefited results. (For more information, see “Portfolio highlights.”)

•	Within the materials group, holdings including Peabody Energy and Celanese Corp., which was sold from the Fund during the period, added value.

•

The Fund held several outperforming stocks in the pharmaceutical and biotech groups. In particular, shares of Wyeth rose strongly during the reporting period. (For details, see “Portfolio highlights.”)

•

Security selection in the technology hardware and semiconductor sectors was positive. The Fund’s position in Apple was successful during the reporting period. Other positive contributors included Seagate Technology, Marvell Technology Group and Broadcom.

•	Several targeted weightings in industry subsectors benefited Fund returns.

•

Within the technology sector, the Fund was overweight semiconductors and semiconductor equipment companies. Though chip demand has slowed, inventories are now depleted, leading to improved pricing power, which we view as a positive.

•

An overweight to auto parts and components makers worked well for the Fund. Holdings such as BorgWarner and Johnson Controls rallied when investors realized that the diversified businesses these companies operate improved their chances of surviving this economic downturn.

•	An underweight to consumer staples stocks—particularly household and personal products—was another success story for the Fund, as these stocks lagged for much of the period.

•	Within the financial sector, several decisions generated positive results.

•

The Fund emphasized diversified players and insurers that are taking the necessary steps to strengthen their balance sheets. In particular, Morgan Stanley was a significant positive contributor during the reporting period. (For details, see “Portfolio highlights.”)

•	The Fund was underweight to real estate investment trusts during the period, which made a positive contribution to relative returns.

59

UBS U.S. Large Cap Equity Relationship Fund

What didn’t work

•

Industry positioning within the financial sector detracted from returns. An underweight to banking stocks hindered relative performance, as many of these names rallied after the lows of early March. An overweight to underperforming insurance stocks was a negative for relative performance. In addition, the Fund’s overweight to energy stocks held back relative returns following underperformance in that area.

•

Security selection in several financial subsectors underperformed the benchmark. Certain regional banks held in the Fund, including Fifth Third Bancorp and SunTrust Banks, hurt performance early in the year. The Fund sold out of its positions in both of these banks during the period. Insurance holdings such as Aflac and ACE Ltd. detracted, as well.

•

Industry group allocation detracted from performance for the six months. The Fund’s underweight to materials stocks was a negative contributor to relative returns. As a range of Chinese economic data improved, indicating that a much stronger and more sustainable economic recovery was underway there, it helped drive prices of copper and many other metals higher.

Portfolio highlights

•

Morgan Stanley was a positive contributor to performance during the reporting period, especially relative to other stocks in the financial sector. We believe that the capital markets will eventually begin to operate more normally. When this happens, we think it is likely that Morgan Stanley’s strong investment banking capabilities, broad product offering and customer relationships will enable the firm to garner a significant share of the impending business.

•

Not owning ExxonMobil Corp. benefited the Fund during the reporting period, as its stock price underperformed. The company’s earnings fell 58% from the prior year, due to a global slowdown and lower commodity prices. While we plan to continue to monitor ExxonMobil, we prefer to own other companies in the energy sector.

•

Shares of Wyeth added to relative performance for the period. Wyeth performed well, particularly after Pfizer announced a $68 billion deal to purchase the company. We used this price appreciation as an opportunity to sell out of shares of Wyeth and add to the Fund’s position in Pfizer.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

60

UBS U.S. Large Cap Equity Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended June 30, 2009	6 months	1 year	5 years	10 years
UBS U.S. Large Cap Equity Relationship Fund	7.05%	(27.32)%	(1.64)%	0.00%
Russell 1000 Index(1)	4.32	(26.69)	(1.85)	(1.75)

(1)

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

61

UBS U.S. Large Cap Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2009

Percentage of net assets
Microsoft Corp.	2.9%
Covidien PLC.	2.7
Pfizer, Inc.	2.5
General Electric Co.	2.5
Comcast Corp., Class A	2.4
Exelon Corp.	2.4
Apple, Inc.	2.4
Chevron Corp.	2.3
PepsiCo, Inc.	2.2
Morgan Stanley	2.0
Total	24.3%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2009

Common stocks
Aerospace & defense	1.96%
Air freight & logistics	1.93
Auto components	2.59
Beverages	2.23
Biotechnology	2.69
Capital markets	3.57
Chemicals	1.34
Commercial banks	1.87
Computers & peripherals	4.96
Consumer finance	1.38
Diversified financial services	1.91
Diversified telecommunication services	1.64
Electric utilities	4.43
Energy equipment & services	3.32
Food & staples retailing	0.68
Health care equipment & supplies	4.82
Health care providers & services	2.26
Hotels, restaurants & leisure	1.34
Household durables	1.45
Independent power producers & energy traders	0.20
Industrial conglomerates	2.53
Insurance	3.37
Life sciences tools & services	0.71
Machinery	4.52
Media	5.54
Multiline retail	1.76
Multi-utilities	1.24
Oil, gas & consumable fuels	11.26
Personal products	1.58
Pharmaceuticals	4.20
Road & rail	1.84
Semiconductors & semiconductor equipment	5.48
Software	5.08
Textiles, apparel & luxury goods	0.69
Wireless telecommunication services	1.18

Total common stocks	97.55
Short-term investment	2.28

Total investments	99.83
Cash and other assets, less liabilities	0.17

Net assets	100.00%

62

UBS U.S. Large Cap Equity Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Common stocks — 97.55%
Aerospace & defense — 1.96%
General Dynamics Corp.	18,500	$1,024,715

Air freight & logistics — 1.93%
FedEx Corp.	18,200	1,012,284

Auto components — 2.59%
BorgWarner, Inc.	16,100	549,815
Johnson Controls, Inc.	37,000	803,640

		1,353,455

Beverages — 2.23%
PepsiCo, Inc.	21,200	1,165,152

Biotechnology — 2.69%
Amgen, Inc.*	13,100	693,514
Genzyme Corp.*	12,800	712,576

		1,406,090

Capital markets — 3.57%
Bank of New York Mellon Corp.	28,200	826,542
Morgan Stanley	36,500	1,040,615

		1,867,157

Chemicals — 1.34%
Monsanto Co.	9,400	698,796

Commercial banks — 1.87%
City National Corp.	6,900	254,127
Wells Fargo & Co.	29,900	725,374

		979,501

Computers & peripherals — 4.96%
Apple, Inc.*	8,800	1,253,384
Hewlett-Packard Co.	20,500	792,325
Seagate Technology	52,800	552,288

		2,597,997

Consumer finance — 1.38%
Discover Financial Services	70,500	724,035

Diversified financial services — 1.91%
JPMorgan Chase & Co.	29,300	999,423

Diversified telecommunication services — 1.64%
AT&T, Inc.	34,500	856,980

Electric utilities — 4.43%
American Electric Power Co., Inc.	30,700	886,923
Exelon Corp.	24,600	1,259,766
Pepco Holdings, Inc.	13,000	174,720

		2,321,409

Energy equipment & services — 3.32%
Baker Hughes, Inc.	21,700	790,748
Halliburton Co.	28,400	587,880
Noble Corp.	11,800	356,950

		1,735,578

Food & staples retailing — 0.68%
Sysco Corp.	15,900	357,432

Security description	Shares	Value

Health care equipment & supplies — 4.82%
Covidien PLC	37,500	$1,404,000
Medtronic, Inc.	23,100	805,959
Zimmer Holdings, Inc.*	7,400	315,240

		2,525,199

Health care providers & services — 2.26%
DaVita, Inc.*	3,800	187,948
Medco Health Solutions, Inc.*	11,500	524,515
UnitedHealth Group, Inc.	18,900	472,122

		1,184,585

Hotels, restaurants & leisure — 1.34%
Carnival Corp.	27,200	700,944

Household durables — 1.45%
Fortune Brands, Inc.	21,900	760,806

Independent power producers & energy traders — 0.20%
Dynegy, Inc., Class A*	45,800	103,966

Industrial conglomerates — 2.53%
General Electric Co.	113,000	1,324,360

Insurance — 3.37%
ACE Ltd.	10,700	473,261
Aflac, Inc.	14,100	438,369
MetLife, Inc.	10,000	300,100
Principal Financial Group, Inc.	29,400	553,896

		1,765,626

Life sciences tools & services — 0.71%
Millipore Corp.*	5,300	372,113

Machinery — 4.52%
Illinois Tool Works, Inc.	25,600	955,904
PACCAR, Inc.	28,750	934,662
Pall Corp.	18,000	478,080

		2,368,646

Media — 5.54%
Comcast Corp., Class A	87,000	1,260,630
Interpublic Group of Cos., Inc.*	86,600	437,330
Omnicom Group, Inc.	19,600	618,968
Viacom, Inc., Class B*	25,700	583,390

		2,900,318

Multiline retail — 1.76%
JC Penney Co., Inc.	16,000	459,360
Macy’s, Inc.	39,300	462,168

		921,528

Multi-utilities — 1.24%
Sempra Energy	13,100	650,153

Oil, gas & consumable fuels — 11.26%
Anadarko Petroleum Corp.	15,300	694,467
Chevron Corp.	18,000	1,192,500
EOG Resources, Inc.	5,500	373,560
Hess Corp.	13,200	709,500
Marathon Oil Corp.	23,000	692,990
Peabody Energy Corp.	26,300	793,208

63

UBS U.S. Large Cap Equity Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Common stocks — (concluded)
Oil, gas & consumable fuels — (concluded)
Ultra Petroleum Corp.*	18,800	$733,200
Williams Cos., Inc.	45,100	704,011

		5,893,436

Personal products — 1.58%
Avon Products, Inc.	15,900	409,902
Estee Lauder Cos., Inc., Class A	12,700	414,909

		824,811

Pharmaceuticals — 4.20%
Allergan, Inc.	18,300	870,714
Pfizer, Inc.	88,600	1,329,000

		2,199,714

Road & rail — 1.84%
Burlington Northern Santa Fe Corp.	8,000	588,320
Ryder System, Inc.	13,500	376,920

		965,240

Semiconductors & semiconductor equipment — 5.48%
Broadcom Corp., Class A*	28,400	704,036
Intel Corp.	43,500	719,925
Intersil Corp., Class A	21,200	266,484
Kla-Tencor Corp.	14,500	366,125
Marvell Technology Group Ltd.*	48,600	565,704
National Semiconductor Corp.	19,600	245,980

		2,868,254

Security description	Shares	Value

Software — 5.08%
Intuit, Inc.*	13,900	$391,424
Microsoft Corp.	62,800	1,492,756
VMware, Inc., Class A*	28,400	774,468

		2,658,648

Textiles, apparel & luxury goods — 0.69%
Coach, Inc.	13,500	362,880

Wireless telecommunication services — 1.18%
Sprint Nextel Corp.*	128,386	617,537

Total common stocks (cost $55,290,915)		51,068,768

	Units
Short-term investment — 2.28%
Investment company — 2.28%
UBS Cash Management Prime Relationship Fund, 0.384%(1),(2) (cost $1,193,809)	1,193,809	1,193,809

Total investments — 99.83% (cost $56,484,724)		52,262,577
Cash and other assets, less liabilities — 0.17%		87,725

Net assets — 100.00%		$52,350,302

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $56,484,724; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,056,516
Gross unrealized depreciation	(7,278,663)

Net unrealized depreciation of investments	$(4,222,147)

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2009.

Futures contracts

UBS U.S. Large Cap Equity Relationship Fund had the following open futures contracts as of June 30, 2009:

	Expiration date	Cost	Value	Unrealized depreciation
Index futures buy contracts:
S&P 500 Index, 3 contracts (USD)	September 2009	$687,986	$686,625	$(1,361)

Currency type abbreviation:

USD	United States Dollar

64

UBS U.S. Large Cap Equity Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments:

Measurements at 06/30/09

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$51,068,768	$—	$—	$51,068,768
Short-term investments	—	1,193,809	—	1,193,809
Other financial instruments(1)	(1,361)	—	—	(1,361)

Total	$51,067,407	$1,193,809	$—	$52,261,216

(1)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

See accompanying notes to financial statements.	65

UBS U.S. Large Cap Growth Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2009, UBS U.S. Large Cap Growth Equity Relationship Fund (the “Fund”) returned 16.77%, while the Fund’s benchmark, the Russell 1000 Growth Index (the “Index”), returned 11.53%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s significant outperformance was due primarily to stock selection, with sector allocation making a positive contribution to returns, as well.

Portfolio performance summary

What worked

•

Stock selection in the consumer discretionary sector was the main driver of Fund performance for the reporting period. We saw considerable improvement in the relative strength of the consumer discretionary sector during the six-month period. Fund holdings in this sector are concentrated in companies that we believe have competitive advantages that will allow for outsized future growth.

•

Successful Fund positions for the six-month reporting period included online retailer Amazon.com, casino machine manufacturer International Game Technology, and for-profit educator DeVry. (For additional details, see “Portfolio highlights.”)

•

The Fund’s overweight to the financial sector, and stock selection within the sector, were strongly positive for the reporting period. The Fund’s sector allocations are a byproduct of our bottom-up, fundamental research. We seek to identify and own companies whose future growth, in our view, is underestimated by the market. Our research pointed to opportunities in financial stocks, and the Fund was overweight the sector as a result. The Fund’s financial sector holdings were concentrated in securities exchanges and asset managers, which contributed positively to relative performance. Among these, the Fund’s positions in CME Group, IntercontinentalExchange and Charles Schwab, which was sold from the Fund during the period, posted strong relative returns. (For additional details, see “Portfolio highlights.”)

•

Selective underweighting, as well as stock selection in consumer staples benefited relative returns. Many consumer staples stocks became expensive from our valuation standpoint during the market turmoil of 2008 and early 2009, as investors seeking safe havens poured into consumer staples stocks. As the market rebounded after the lows of early March, several stocks that were not held in the Fund suffered declines, and relative performance benefited because we avoided these stocks. Among those the Fund benefited from being underweight to was Wal-Mart, which we sold early in the reporting period. (For additional details, see “Portfolio highlights.”)

What didn’t work

•

The Fund’s underweight to energy stocks detracted from returns. The Fund was underweight to energy stocks as 2009 began, but we steadily added to the Fund’s position in this industry. The rapid decline of commodity prices in the second half of 2008 and early 2009 had hurt the share prices of many companies, resulting in overly pessimistic prices, and what we believed to be attractive valuations. At the end of the six-month reporting period, the Fund had an overweight to energy. However, the Fund was underweight, on average, to this area throughout the reporting period and performance suffered as prices of energy stocks advanced.

66

UBS U.S. Large Cap Growth Equity Relationship Fund

•

The Fund’s overweight to the health care sector was somewhat negative for the period. The Fund was overweight to health care stocks, a position which contributed positively during the flight to quality in late 2008 and early 2009. We continue to see what we believe to be opportunities in companies with strong pricing power and little direct competition. As volatility subsided after the market lows of March 2009, however, the health care stocks held in the Fund underperformed.

•

Zimmer Holdings and Stryker, two medical device stocks held in the Fund, declined during the reporting period. Both companies manufacture implants for orthopedic surgeries, which tend to be elective procedures. As the economy slowed, so did consumer demand for these procedures. However, we believe that both companies’ growth prospects have been ignored as a result of the current market noise. (For additional details, see “Portfolio highlights.”)

Portfolio highlights

•

IntercontinentalExchange traded higher on expectations of future growth from developments in its derivatives business, as well as expectations of higher commodity futures volumes. We believe that the company possesses high barriers to entry and a superior business model, and the Fund remains overweight.

•

Shares of Amazon.com rose during the period, benefiting the Fund’s relative returns. The stock may have outperformed due to hopes that cost-conscious customers could continue to use Amazon in lieu of traditional shopping venues, resulting in growth rates greater than currently implied by the valuation.

•

CME Group is a clearinghouse that allows parties to trade futures in interest rates, equity indices, commodities and currencies. Shares of the company rose during the period, as volumes in key futures products improved from low levels that were reached following the global financial crisis. The company retains high barriers to entry through its monopoly on the execution and clearing of key futures products. We believe this combination could lead to significant profit growth over the next five years, and the Fund remains overweight to the CME Group.

•

Early in the period, the Fund eliminated a position in Wal-Mart Stores, which declined sharply during the period. It is our opinion that Wal-Mart is likely to have difficulty contending with cost pressure, due to higher health care and other employee-related costs. This, coupled with limited pricing power, may challenge Wal-Mart’s margin expansion, and we continue to find specialty retailers to be more attractive than Wal-Mart.

•

Zimmer Holdings is the global market share leader in reconstructive knee and hip implants. Its shares declined during the period, hurting Fund returns, but we believe the company offers the potential for strong long-term growth. Long-term fundamentals in orthopedics are extremely attractive due to global demographic trends as the number of candidates for knee and hip replacements (62 to 65 years old, on average) is growing much faster than the population at large.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

67

UBS U.S. Large Cap Growth Equity Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended June 30, 2009	6 months	1 year	Inception(1)
UBS U.S. Large Cap Growth Equity Relationship Fund	16.77%	(25.31)%	(2.47)%
Russell 1000 Growth Index(2)	11.53	(24.50)	(4.20)

(1)	Inception date of UBS U.S. Large Cap Growth Equity Relationship Fund is November 7, 2005.

(2)

The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth values. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

68

UBS U.S. Large Cap Growth Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2009

Percentage of net assets
Apple, Inc.	5.5%
Google, Inc., Class A	4.8
QUALCOMM, Inc.	4.5
Visa, Inc., Class A	4.3
Allergan, Inc.	4.2
Amazon.com, Inc.	3.7
MasterCard, Inc., Class A	3.6
Cisco Systems, Inc.	3.2
Union Pacific Corp.	3.1
CME Group, Inc.	3.0
Total	39.9%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2009

Common stocks
Aerospace & defense	2.91%
Air freight & logistics	0.61
Capital markets	1.70
Chemicals	6.07
Communications equipment	7.71
Computers & peripherals	5.46
Diversified consumer services	1.53
Diversified financial services	5.78
Energy equipment & services	2.71
Food products	1.62
Health care equipment & supplies	7.49
Health care providers & services	5.24
Hotels, restaurants & leisure	4.46
Household products	2.28
Internet & catalog retail	3.65
Internet software & services	4.82
IT services	7.92
Machinery	0.92
Oil, gas & consumable fuels	6.77
Pharmaceuticals	4.19
Road & rail	4.87
Software	5.03
Specialty retail	3.47
Textiles, apparel & luxury goods	0.85
Wireless telecommunication services	1.49

Total common stocks	99.55
Short-term investment	0.35

Total investments	99.90
Cash and other assets, less liabilities	0.10

Net assets	100.00%

69

UBS U.S. Large Cap Growth Equity Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Shares	Value

Common stocks — 99.55%
Aerospace & defense — 2.91%
General Dynamics Corp.	22,800	$1,262,892
United Technologies Corp.	23,200	1,205,472

		2,468,364

Air freight & logistics — 0.61%
Expeditors International Washington, Inc.	15,600	520,104

Capital markets — 1.70%
BlackRock, Inc.	8,200	1,438,444

Chemicals — 6.07%
Ecolab, Inc.	23,800	927,962
Monsanto Co.	26,300	1,955,142
Praxair, Inc.	31,900	2,267,133

		5,150,237

Communications equipment — 7.71%
Cisco Systems, Inc.*	145,600	2,713,984
QUALCOMM, Inc.	84,700	3,828,440

		6,542,424

Computers & peripherals — 5.46%
Apple, Inc.*	32,500	4,628,975

Diversified consumer services — 1.53%
DeVry, Inc.	25,900	1,296,036

Diversified financial services — 5.78%
CME Group, Inc.	8,100	2,519,991
IntercontinentalExchange, Inc.*	20,900	2,387,616

		4,907,607

Energy equipment & services — 2.71%
Schlumberger Ltd.	21,000	1,136,310
Weatherford International Ltd.*	59,400	1,161,864

		2,298,174

Food products — 1.62%
Kellogg Co.	29,600	1,378,472

Health care equipment & supplies — 7.49%
Alcon, Inc.	21,500	2,496,580
Baxter International, Inc.	17,100	905,616
Stryker Corp.	35,500	1,410,770
Zimmer Holdings, Inc.*	36,200	1,542,120

		6,355,086

Health care providers & services — 5.24%
Express Scripts, Inc.*	30,300	2,083,125
Laboratory Corp. of America Holdings*	18,000	1,220,220
Medco Health Solutions, Inc.*	25,100	1,144,811

		4,448,156

Hotels, restaurants & leisure — 4.46%
International Game Technology	134,100	2,132,190
McDonald’s Corp.	28,700	1,649,963

		3,782,153

Household products — 2.28%
Colgate-Palmolive Co.	27,300	1,931,202

Security description	Shares	Value

Internet & catalog retail — 3.65%
Amazon.com, Inc.*	37,000	$3,095,420

Internet software & services — 4.82%
Google, Inc., Class A*	9,700	4,089,423

IT services — 7.92%
MasterCard, Inc., Class A	18,151	3,036,844
Visa, Inc., Class A	59,105	3,679,877

		6,716,721

Machinery — 0.92%
Parker Hannifin Corp.	18,200	781,872

Oil, gas & consumable fuels — 6.77%
Exxon Mobil Corp.	20,900	1,461,119
Southwestern Energy Co.*	49,700	1,930,845
XTO Energy, Inc.	61,725	2,354,192

		5,746,156

Pharmaceuticals — 4.19%
Allergan, Inc.	74,800	3,558,984

Road & rail — 4.87%
Burlington Northern Santa Fe Corp.	20,300	1,492,862
Union Pacific Corp.	50,700	2,639,442

		4,132,304

Software — 5.03%
Adobe Systems, Inc.*	54,100	1,531,030
Oracle Corp.	80,400	1,722,168
Salesforce.com, Inc.*	26,500	1,011,505

		4,264,703

Specialty retail — 3.47%
Home Depot, Inc.	53,000	1,252,390
Sherwin-Williams Co.	31,500	1,693,125

		2,945,515

Textiles, apparel & luxury goods — 0.85%
Coach, Inc.	26,700	717,696

Wireless telecommunication services — 1.49%
American Tower Corp., Class A*	40,200	1,267,506

Total common stocks (cost $83,334,210)		84,461,734

	Units
Short-term investment — 0.35%
Investment company — 0.35%
UBS Cash Management Prime Relationship Fund, 0.384%(1),(2) (cost $296,284)	296,284	296,284

Total investments — 99.90% (cost $83,630,494)		84,758,018
Cash and other assets, less liabilities — 0.10%		82,036

Net assets — 100.00%		$84,840,054

70

UBS U.S. Large Cap Growth Equity Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $83,630,494; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$6,298,982
Gross unrealized depreciation	(5,171,458)

Net unrealized appreciation of investments	$1,127,524

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2009.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments:

Measurements at 06/30/09

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$84,461,734	$—	$—	$84,461,734
Short-term investments	—	296,284	—	296,284

Total	$84,461,734	$296,284	$—	$84,758,018

See accompanying notes to financial statements.	71

UBS Corporate Bond Relationship Fund

Portfolio performance

For the six months ended June 30, 2009, UBS Corporate Bond Relationship Fund (the “Fund”) returned 6.27%. For comparison purposes, the Barclays Capital US Credit Index (formerly known as the Lehman Brothers US Credit Index, the “Index”) returned 6.87% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund slightly underperformed its benchmark during the period.

Portfolio performance summary

What worked

•

During the reporting period, we increased the Fund’s overall spread duration. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries, and spread duration measures a portfolio’s sensitivity to changes in spreads.) This was a positive for results, given the market rally that took place during the period, which benefited risky assets.[1] As a result, the Fund performed strongly during the second half of the reporting period.

•

The Fund’s overweight to the utility sector benefited performance. Exposure to the sector benefited results as excess returns in the utility sector were higher than those in the industrials and financials sectors during the six-month reporting period.

What didn’t work

•

A conservative stance at the beginning of the reporting period hurt the Fund’s performance. Investor risk aversion gave way to increased demand for riskier corporate bonds as the period progressed. This change in sentiment was triggered by signs that the economy may be bottoming and hopes that corporate profits could improve later in the year. We positioned the Fund conservatively based on concerns about the economy, coupled with expectations of rising defaults. During this time, the Fund had a lower spread duration, and we maintained a focus on issuers with strong or stable cash flows, as well as those with hard assets.

[1]

A risky asset is one whose future is considered to be uncertain; it generally includes a risk premium that compensates investors for its inherent riskiness. This definition could generally include all investable asset types, except for US Treasury securities and cash.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

72

UBS Corporate Bond Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended June 30, 2009	6 months	1 year	5 years	Inception(1)
UBS Corporate Bond Relationship Fund	6.27%	(2.34)%	2.95%	3.06%
Barclays Capital US Credit Index(2)	6.87	4.08	4.08	3.90

(1)	Inception date of UBS Corporate Bond Relationship Fund is September 15, 2003.

(2)

The Barclays Capital US Credit Index (formerly known as the Lehman Brothers US Credit Index) is a sub-index of the Barclays Capital US Government/Credit Index, (formerly known as the Lehman Brothers US Government/Credit Index) which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

73

UBS Corporate Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2009

Percentage of net assets
Federal National Mortgage Association, 1.875%, due 04/20/12	5.2%
US Treasury Notes, 2.250%, due 05/31/14	4.3
Goldman Sachs Group, Inc., 6.150%, due 04/01/18	2.4
Citigroup, Inc., 6.125%, due 05/15/18	2.4
Bear Stearns Cos. LLC, 7.250%, due 02/01/18	2.3
Morgan Stanley, 6.625%, due 04/01/18	2.2
Wells Fargo & Co., 4.375%, due 01/31/13	1.6
Federal Home Loan Mortgage Corp., 2.500%, due 04/23/14	1.6
Time Warner, Inc., 6.875%, due 05/01/12	1.6
Bank of America Corp., 7.625%, due 06/01/19	1.6
Total	25.2%

Industry diversification (unaudited)

As a percentage of net assets As of June 30, 2009

Bonds
Corporate bonds
Aerospace & defense	0.87%
Automobiles	0.49
Beverages	0.96
Biotechnology	0.27
Capital markets	4.95
Chemicals	0.89
Commercial banks	6.23
Commercial services & supplies	0.77
Communications equipment	0.41
Computers & peripherals	0.54
Construction materials	0.21
Consumer finance	1.06
Diversified financial services	12.12
Diversified telecommunication services	7.68
Electric utilities	6.28
Energy equipment & services	0.59
Food & staples retailing	1.60
Food products	1.37
Gas utilities	0.67
Health care providers & services	3.06
Hotels, restaurants & leisure	0.30
Household durables	0.21
Household products	0.77
Insurance	2.75
Machinery	0.39
Media	4.47
Metals & mining	1.87
Multi-utilities	0.65
Office electronics	0.30
Oil, gas & consumable fuels	7.54
Pharmaceuticals	4.11
Real estate investment trusts (REITs)	1.09
Road & rail	0.67
Software	1.07
Telecommunications	1.54
Tobacco	1.60
Wireless telecommunication services	1.45

Total corporate bonds	81.80
Mortgage & agency debt securities	6.77
Municipal bonds	0.51
US government obligations	5.32

Total bonds	94.40
Preferred stock
Diversified financial services	0.01
Short-term investment	3.47

Total investments	97.88
Cash and other assets, less liabilities	2.12

Net assets	100.00%

74

UBS Corporate Bond Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Bonds — 94.40%
Corporate bonds — 81.80%
Australia — 0.76%
BHP Billiton Finance USA Ltd., 6.500%, due 04/01/19	$2,125,000	$2,359,866
Rio Tinto Finance USA Ltd., 9.000%, due 05/01/19	800,000	889,203

Total Australia corporate bonds		3,249,069

Bermuda — 0.33%
Qtel International Finance Ltd., 7.875%, due 06/10/19(1)	1,375,000	1,398,893

Canada — 1.55%
Barrick Gold Corp., 6.950%, due 04/01/19	1,100,000	1,232,007
Canadian Natural Resources Ltd., 6.750%, due 02/01/39	1,265,000	1,321,113
EnCana Corp., 6.500%, due 05/15/19	1,815,000	1,945,691
Potash Corp of Saskatchewan, Inc., 6.500%, due 05/15/19	875,000	942,830
TransCanada Pipelines Ltd., 7.625%, due 01/15/39	1,015,000	1,184,608

Total Canada corporate bonds		6,626,249

Cayman Islands — 0.70%
Petrobras International Finance Co., 5.875%, due 03/01/18	1,700,000	1,670,951
Santander Central Hispano Issuances Ltd., 7.625%, due 09/14/10	1,300,000	1,334,225

Total Cayman Islands corporate bonds		3,005,176

Finland — 0.26%
Nokia OYJ, 5.375%, due 05/15/19	1,085,000	1,097,732

France — 0.55%
Electricite de France, 6.500%, due 01/26/19(1)	1,120,000	1,226,655
France Telecom SA, 4.375%, due 07/08/14	1,120,000	1,128,713

Total France corporate bonds		2,355,368

Luxembourg — 1.44%
Telecom Italia Capital SA, 5.250%, due 11/15/13	6,300,000	6,177,704

Netherlands — 1.46%
Deutsche Telekom International Finance BV, 6.750%, due 08/20/18	2,800,000	2,971,679
E.ON International Finance BV, 6.650%, due 04/30/38(1)	1,525,000	1,646,064
Shell International Finance BV, 6.375%, due 12/15/38	1,500,000	1,633,834

Total Netherlands corporate bonds		6,251,577

Spain — 0.55%
Telefonica Emisiones SAU, 6.221%, due 07/03/17	2,225,000	2,353,972

Security description	Face amount	Value

Corporate bonds — (continued)
Switzerland — 1.73%
Credit Suisse, 6.000%, due 02/15/18	$4,900,000	$4,891,793
Transocean, Inc., 6.800%, due 03/15/38	2,375,000	2,540,319

Total Switzerland corporate bonds		7,432,112

United Kingdom — 3.15%
Abbey National PLC, 7.950%, due 10/26/29	1,375,000	1,222,202
Anglo American Capital PLC, 9.375%, due 04/08/19(1)	1,550,000	1,674,000
AstraZeneca PLC, 6.450%, due 09/15/37	1,100,000	1,219,419
Barclays Bank PLC, 6.750%, due 05/22/19	2,435,000	2,414,965
BP Capital Markets PLC, 3.875%, due 03/10/15	2,200,000	2,203,557
Royal Bank of Scotland Group PLC, 7.640%, due 09/29/17(2),(3)	400,000	162,000
9.118%, due 03/31/10	1,080,000	880,200
SABMiller PLC, 6.500%, due 07/01/16(1)	680,000	678,447
Vodafone Group PLC, 5.450%, due 06/10/19	1,470,000	1,445,526
5.625%, due 02/27/17	1,575,000	1,599,687

Total United Kingdom corporate bonds		13,500,003

United States — 69.32%
Aetna, Inc., 6.750%, due 12/15/37	4,465,000	4,140,136
Alabama Power Co., 6.000%, due 03/01/39	1,275,000	1,345,768
Alcoa, Inc., 5.950%, due 02/01/37	2,700,000	1,839,607
Allergan, Inc., 5.750%, due 04/01/16	3,000,000	2,957,598
Allstate Corp., 7.450%, due 05/16/19	785,000	849,260
Altria Group, Inc., 9.950%, due 11/10/38	3,050,000	3,520,688
American Express Credit Corp., 5.875%, due 05/02/13	2,500,000	2,482,422
American General Finance Corp., 4.875%, due 07/15/12	1,700,000	1,006,393
American International Group, Inc., 6.250%, due 05/01/36	3,475,000	1,492,068
Amgen, Inc., 6.400%, due 02/01/39	1,090,000	1,159,386
Anadarko Petroleum Corp., 5.950%, due 09/15/16	1,280,000	1,262,879
6.450%, due 09/15/36	1,140,000	1,024,764
Appalachian Power Co., 7.950%, due 01/15/20	875,000	1,008,857
AT&T, Inc., 5.800%, due 02/15/19	5,975,000	6,066,459
6.500%, due 09/01/37	950,000	942,256

75

UBS Corporate Bond Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
BAE Systems Holdings, Inc., 4.950%, due 06/01/14(1)	$455,000	$457,341
6.375%, due 06/01/19(1)	1,000,000	1,022,392
Bank of America Corp., 5.420%, due 03/15/17	5,840,000	4,849,781
7.625%, due 06/01/19	6,585,000	6,614,376
Bear Stearns Cos. LLC, 7.250%, due 02/01/18	9,150,000	9,643,999
Boeing Co., 5.000%, due 03/15/14	2,125,000	2,237,251
Bottling Group LLC, 6.950%, due 03/15/14	3,000,000	3,421,740
Bristol-Myers Squibb Co., 5.875%, due 11/15/36	1,025,000	1,055,394
Browning-Ferris Industries, Inc., 7.400%, due 09/15/35	980,000	917,677
Capital One Bank USA NA, 8.800%, due 07/15/19	1,070,000	1,093,138
Capital One Financial Corp., 7.375%, due 05/23/14	1,020,000	1,051,804
Caterpillar Financial Services Corp., 5.450%, due 04/15/18	1,400,000	1,332,876
6.125%, due 02/17/14	1,650,000	1,760,040
Chevron Corp., 3.950%, due 03/03/14	2,150,000	2,213,563
Cisco Systems, Inc., 5.900%, due 02/15/39	1,765,000	1,738,163
Citigroup, Inc., 6.125%, due 05/15/18	11,500,000	10,058,601
Comcast Corp., 6.300%, due 11/15/17	3,500,000	3,704,291
ConocoPhillips, 5.750%, due 02/01/19	2,500,000	2,627,537
6.500%, due 02/01/39	2,205,000	2,347,075
Consolidated Edison Co. of New York, Inc., Series 2008-B, 6.750%, due 04/01/38	940,000	1,055,072
COX Communications, Inc., 5.450%, due 12/15/14	785,000	779,259
CRH America, Inc., 6.000%, due 09/30/16	1,002,000	891,708
CSX Corp., 7.450%, due 04/01/38	1,000,000	1,082,779
CVS Caremark Corp., 5.750%, due 06/01/17	1,325,000	1,331,848
Daimler Finance North America LLC, 8.500%, due 01/18/31	2,000,000	2,103,930
DCP Midstream LLC, 9.750%, due 03/15/19(1)	500,000	557,371
Dominion Resources, Inc., Series B, 5.950%, due 06/15/35	1,575,000	1,502,421
Dow Chemical Co., 8.550%, due 05/15/19	1,135,000	1,137,020
DTE Energy Co., 6.350%, due 06/01/16	1,400,000	1,284,622

Security description	Face amount	Value

United States — (continued)
Duke Energy Carolinas LLC, 6.100%, due 06/01/37	$1,275,000	$1,334,196
EI Du Pont de Nemours & Co., 6.000%, due 07/15/18	1,600,000	1,724,690
Enterprise Products Operating LLC, Series B, 6.875%, due 03/01/33	2,800,000	2,870,862
ERAC USA Finance Co., 7.000%, due 10/15/37(1)	1,690,000	1,344,035
8.000%, due 01/15/11(1)	1,070,000	1,064,539
Exelon Generation Co. LLC, 5.350%, due 01/15/14	1,060,000	1,061,752
Express Scripts, Inc., 6.250%, due 06/15/14	1,985,000	2,100,344
Fortune Brands, Inc., 5.375%, due 01/15/16	960,000	880,643
6.375%, due 06/15/14	1,000,000	994,305
General Electric Capital Corp., 6.875%, due 01/10/39	6,760,000	6,084,764
GlaxoSmithKline Capital, Inc., 6.375%, due 05/15/38	1,050,000	1,141,806
GMAC LLC, 6.875%, due 09/15/11(1)	585,000	511,875
Goldman Sachs Group, Inc., 6.150%, due 04/01/18	10,350,000	10,076,522
Hartford Financial Services Group, Inc., 6.000%, due 01/15/19	2,600,000	1,992,073
HSBC Bank USA N.A., 5.625%, due 08/15/35	3,100,000	2,771,242
Illinois Tool Works, Inc., 6.250%, due 04/01/19(1)	1,550,000	1,682,812
International Business Machines Corp., 5.700%, due 09/14/17	2,175,000	2,309,117
International Lease Finance Corp., 6.625%, due 11/15/13	2,550,000	1,962,755
JP Morgan Chase Capital XXV, Series Y,
6.800%, due 10/01/37	2,240,000	1,926,402
Kellogg Co., 4.450%, due 05/30/16	1,505,000	1,506,264
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	3,550,000	2,996,843
Kraft Foods, Inc., 6.750%, due 02/19/14	4,000,000	4,387,080
Kroger Co., 6.900%, due 04/15/38	1,025,000	1,104,665
Lehman Brothers Holdings, Inc., 6.875%, due 05/02/18(4)	7,380,000	1,180,800
Massachusetts Mutual Life Insurance Co., 8.875%, due 06/01/39(1)	775,000	822,966
McDonald’s Corp., 6.300%, due 03/01/38	1,200,000	1,299,173
Merck & Co., Inc., 5.000%, due 06/30/19	1,000,000	1,012,530
Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	1,920,000	1,777,067
MetLife, Inc., 5.000%, due 11/24/13	2,650,000	2,643,820

76

UBS Corporate Bond Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
Microsoft Corp., 5.200%, due 06/01/39	$1,200,000	$1,167,947
MidAmerican Energy Holding Co., 5.950%, due 05/15/37	1,900,000	1,834,024
Morgan Stanley, 6.625%, due 04/01/18	9,390,000	9,360,947
National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	330,000	413,762
New Cingular Wireless Services, Inc., 8.750%, due 03/01/31	1,925,000	2,346,209
News America, Inc., 6.200%, due 12/15/34	2,800,000	2,390,349
NGPL Pipeco LLC, 6.514%, due 12/15/12(1)	1,265,000	1,325,960
Nisource Finance Corp., 5.450%, due 09/15/20	825,000	693,894
10.750%, due 03/15/16	1,000,000	1,109,197
Norfolk Southern Corp., 5.900%, due 06/15/19	880,000	911,997
Nustar Logistics, 7.650%, due 04/15/18	3,030,000	2,941,276
Oncor Electric Delivery Co., 6.800%, due 09/01/18	1,975,000	2,110,501
ONEOK Partners LP, 8.625%, due 03/01/19	950,000	1,062,468
Oracle Corp., 5.750%, due 04/15/18	3,250,000	3,428,240
Pacific Gas & Electric Co., 6.050%, due 03/01/34	1,675,000	1,737,707
Pemex Project Funding Master Trust, 5.750%, due 03/01/18	1,000,000	920,000
Pfizer, Inc., 6.200%, due 03/15/19	4,075,000	4,456,518
Philip Morris International, Inc., 5.650%, due 05/16/18	3,175,000	3,328,013
PPL Energy Supply LLC, Series A, 6.400%, due 11/01/11	5,500,000	5,792,853
Procter & Gamble Co., 4.700%, due 02/15/19	2,275,000	2,307,175
Progress Energy, Inc., 7.050%, due 03/15/19	1,700,000	1,886,150
ProLogis, 5.625%, due 11/15/15	3,050,000	2,418,363
Prudential Financial, Inc., 7.375%, due 06/15/19	940,000	922,920
PSEG Power LLC, 6.950%, due 06/01/12	2,000,000	2,153,146
Qwest Corp., 6.875%, due 09/15/33	2,075,000	1,514,750
Roche Holdings, Inc., 5.000%, due 03/01/14(1)	1,400,000	1,464,267
Safeway, Inc., 5.800%, due 08/15/12	2,000,000	2,141,182
Schering-Plough Corp., 6.550%, due 09/15/37	3,350,000	3,592,483

Security description	Face amount	Value

United States — (concluded)
Simon Property Group LP, 5.375%, due 06/01/11	$2,275,000	$2,280,226
Southern California Edison Co., Series 08-A, 5.950%, due 02/01/38	1,300,000	1,375,373
Sprint Capital Corp., 6.875%, due 11/15/28	3,835,000	2,722,850
Swiss Re Solutions Holding Corp., 7.000%, due 02/15/26	985,000	772,089
Time Warner Cable, Inc., 6.750%, due 07/01/18	4,550,000	4,739,139
8.750%, due 02/14/19	630,000	733,913
Time Warner, Inc., 6.875%, due 05/01/12	6,350,000	6,792,881
Travelers Cos., Inc., 6.250%, due 06/15/37	2,190,000	2,268,054
Unilever Capital Corp., 4.800%, due 02/15/19	1,000,000	1,009,848
Union Pacific Corp., 7.875%, due 01/15/19	800,000	915,747
UnitedHealth Group, Inc., 6.875%, due 02/15/38	3,625,000	3,355,293
Valero Energy Corp., 6.625%, due 06/15/37	3,500,000	2,985,920
7.500%, due 04/15/32	2,380,000	2,277,289
Verizon Communications, Inc., 5.250%, due 04/15/13	2,650,000	2,781,125
6.900%, due 04/15/38	4,075,000	4,251,052
Verizon New York, Inc., Series B, 7.375%, due 04/01/32	2,320,000	2,260,339
Verizon Wireless Capital LLC, 5.550%, due 02/01/14(1)	4,350,000	4,618,082
Virginia Electric and Power Co., 8.875%, due 11/15/38	850,000	1,139,209
Wachovia Bank N.A., 5.850%, due 02/01/37	5,080,000	4,481,256
Wal-Mart Stores, Inc., 6.500%, due 08/15/37	2,025,000	2,262,778
Washington Mutual Bank, 1.806%, due 05/20/13(4),(5)	1,325,000	662
5.500%, due 01/15/13(4),(5)	12,075,000	6,038
Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17(2),(3),(4),(5),(6)	8,300,000	103,750
WellPoint, Inc., 6.800%, due 08/01/12	4,000,000	4,174,676
Wells Fargo & Co., 4.375%, due 01/31/13	6,925,000	6,984,624
Wells Fargo Bank N.A., 5.950%, due 08/26/36	1,150,000	1,029,141
Xerox Corp., 6.350%, due 05/15/18	1,450,000	1,294,125

Total United States corporate bonds		296,885,329

Total corporate bonds (cost $374,565,175)		350,333,184

77

UBS Corporate Bond Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Bonds — (concluded)
Mortgage & agency debt securities — 6.77%
United States — 6.77%
Federal Home Loan Mortgage Corp.,† 2.500%, due 04/23/14	$7,000,000	$6,889,183
Federal National Mortgage Association,† 1.875%, due 04/20/12	22,000,000	22,089,452

Total mortgage & agency debt securities (cost $29,092,075)		28,978,635

Municipal bonds — 0.51%
New Jersey State Turnpike Authority Revenue Bonds, 7.414%, due 01/01/40	500,000	592,840
State of California General Obligation Bonds, 7.550%, due 04/01/39	1,740,000	1,590,221

Total municipal bonds (cost $2,280,996)		2,183,061

US government obligations — 5.32%
US Treasury Bonds, 3.500%, due 02/15/39	5,155,000	4,457,477
US Treasury Notes, 2.250%, due 05/31/14	18,585,000	18,335,217

Total US government obligations (cost $22,567,847)		22,792,694

Total bonds (cost $428,506,093)		404,287,574

Security description	Shares	Value

Preferred stock — 0.01%
United States — 0.01%
Preferred Blocker, Inc., 7.000%(1),(7) (cost $100,933)	124	$53,328

	Units
Short-term investment — 3.47%
Investment company — 3.47%
UBS Cash Management Prime Relationship Fund, 0.384%(8),(9) (cost $14,847,511)	14,847,511	14,847,511

Total investments — 97.88% (cost $443,454,537)		419,188,413
Cash and other assets, less liabilities — 2.12%		9,059,382

Net assets — 100.00%		$428,247,795

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $443,454,537; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$10,785,553
Gross unrealized depreciation	(35,051,677)

Net unrealized depreciation of investments	$(24,266,124)

†	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $21,549,027 or 5.03% of net assets.

(2)	Floating rate security. The interest rates shown are the current rates as of June 30, 2009.
(3)	Perpetual bond security. The maturity date reflects the next call date.
(4)	Security is in default.
(5)	Security is illiquid. At June 30, 2009, these securities amounted to $110,450 or 0.03% of net assets.

78

UBS Corporate Bond Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

(6)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.02% of net assets as of June 30, 2009, is considered illiquid and restricted. (See restricted security table below for more information.)

Restricted security	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/09 Market value	06/30/09 Market value as a percentage of net assets
Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17	10/18/07	$2,475,000	0.58%	$30,000	0.01%
9.750%, due 12/15/17	10/19/07	1,735,313	0.41	21,250	0.01
9.750%, due 12/15/17	10/25/07	1,475,000	0.34	18,750	0.00	(a)
9.750%, due 12/15/17	10/26/07	198,000	0.05	2,500	0.00	(a)
9.750%, due 12/15/17	10/30/07	495,000	0.12	6,250	0.00	(a)
9.750%, due 12/15/17	11/01/07	679,000	0.16	8,750	0.00	(a)
9.750%, due 12/15/17	11/02/07	1,215,500	0.28	16,250	0.00	(a)

		$8,272,813	1.94%	$103,750	0.02%

(a)	Amount represents less than 0.005%.

(7)

Security is a multi-coupon preferred stock that had a coupon reset date of January 16, 2009 of 7.000% fixed until its end date of December 31, 2049. This security is subject to a perpetual call and may be called in full or partially on or anytime after December 31, 2011.

(8)	Investment in affiliated mutual fund.
(9)	The rate shown reflects the yield at June 30, 2009.
GMAC	General Motors Acceptance Corp.

Futures contracts

UBS Corporate Bond Relationship Fund had the following open futures contracts as of June 30, 2009:

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
2 Year US Treasury Notes, 45 contracts (USD)	September 2009	$9,745,388	$9,729,844	$(15,544)
5 Year US Treasury Notes, 525 contracts (USD)	September 2009	60,207,715	60,227,344	19,629

US treasury futures sell contracts:
US Long Bonds, 223 contracts (USD)	September 2009	(25,746,681)	(26,394,141)	(647,460)
10 Year US Treasury Notes, 450 contracts (USD)	September 2009	(52,014,921)	(52,319,531)	(304,610)

Net unrealized depreciation on futures contracts				$(947,985)

Currency type abbreviation:

USD	United States Dollar

79

UBS Corporate Bond Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Swap agreements

At June 30, 2009, the Fund had outstanding credit default swap agreements with the following terms:

Credit default swaps on corporate and sovereign issues — buy protection(1)

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Citigroup Global Markets Ltd.	USD	5,000,000	09/20/13	1.1500	%(2)	—	(3)	$—	$213,979	$213,979
Goldman Sachs International	USD	8,000,000	06/20/12	0.6200	(2)	—	(4)	—	693,740	693,740
Goldman Sachs International	USD	2,900,000	12/20/12	2.5200	(2)	—	(5)	—	1,958	1,958
Goldman Sachs International	USD	2,600,000	12/20/12	1.4500	(2)	—	(6)	—	(28,338)	(28,338)
Goldman Sachs International	USD	5,000,000	12/20/13	0.5500	(2)	—	(7)	—	10,234	10,234
Goldman Sachs International	USD	4,000,000	06/20/17	0.3900	(2)	—	(8)	—	344,463	344,463
Goldman Sachs International	USD	4,000,000	06/20/17	0.8600	(2)	—	(9)	—	739,592	739,592
Goldman Sachs International	USD	8,000,000	09/20/14	5.0000	(2)	—	(10)	(1,433,333)	1,564,472	131,139
Goldman Sachs International	USD	5,000,000	09/20/17	0.3700	(2)	—	(11)	—	143,173	143,173

								$(1,433,333)	$3,683,273	$2,249,940

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)	Payments made are based on the notional amount.
(3)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Ryder System 6.950% bond, due 12/01/25.
(4)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Masco Corp. 5.875% bond, due 07/15/12.
(5)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Ryland Group 5.375% bond, due 01/15/15.
(6)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the MDC Holdings, Inc. 5.500% bond, due 05/15/13.
(7)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Walt Disney Co. 5.625% bond, due 09/15/16.
(8)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Daimler AG 6.500% bond, due 11/15/13.
(9)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Alcoa, Inc. 6.500% bond, due 06/01/11.
(10)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Brunswick Corp. 7.125% bond, due 08/01/27.
(11)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Aetna, Inc. 6.625% bond, due 06/15/36.

Currency type abbreviation:

USD	United States Dollar

Credit default swaps on corporate and sovereign issues — sell protection(1)

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Upfront payments (made)/ received	Value	Unrealized depreciation	Credit spread(2)
JPMorgan Chase Bank	USD	6,000,000	06/20/11	—	(3)	3.1500	%(4)	$—	$(176,602)	$(176,602)	4.744%

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

80

UBS Corporate Bond Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

(2)

Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the HSBC Finance Corp. 7.000% bond, due 05/15/12.
(4)	Payments received are based on the notional amount.

Currency type abbreviation:

USD	United States Dollar

At June 30, 2009, the Fund had one outstanding interest rate swap agreement with the following terms:

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Upfront payments (made)/ received	Value	Unrealized depreciation
Deutsche Bank AG	USD	4,000,000	12/15/38	4.6250	%(1)	0.6144	%(2)	$—	$(332,829)	$(332,829)

(1)	Payments made based on the notional amount.
(2)	Rate based on 3 month LIBOR (USD BBA).
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:

USD	United States Dollar

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments:

Measurements at 06/30/09

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$350,222,734	$110,450	$350,333,184
Mortgage & agency debt securities	—	28,978,635	—	28,978,635
Municipal bonds	—	2,183,061	—	2,183,061
US government obligations	—	22,792,694	—	22,792,694
Preferred stock	—	53,328	—	53,328
Short-term investment	—	14,847,511	—	14,847,511
Other financial instruments(1)	(947,985)	1,740,509	—	792,524

Total	$(947,985)	$420,818,472	$110,450	$419,980,937

(1)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Corporate bonds	Total
Assets
Beginning balance	$—	$—
Total gains or losses (realized/unrealized) included in earnings(a)	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	110,450	110,450

Ending balance	$110,450	$110,450

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09.	$(21,383,765)	$(21,383,765)

(a)	Does not include unrealized losses of $21,383,765 related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements.	81

UBS High Yield Relationship Fund

Portfolio performance

For the six months ended June 30, 2009, UBS High Yield Relationship Fund (the “Fund”) returned 16.69%. The Fund’s benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 29.46% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

While the Fund posted a positive absolute return during the reporting period, it lagged the benchmark. The Fund’s more conservative positioning was not rewarded during the exuberant rally that occurred during the six-month period. In addition, overall sector positioning was a drag on the Fund’s relative performance.

Portfolio performance summary

What worked

•

The Fund’s underweight in the auto sector positively contributed to relative performance. The Fund maintained an underweight position in automobile and automobile parts distributors, due to our concerns regarding company-specific issues and fears that reduced consumer spending could negatively impact the sector. While prices rallied during the reporting period, the sector lagged the Index and the Fund’s underweight benefited its relative results.

•

Overweights in the gaming and diversified financial services sectors enhanced the Fund’s performance. Following gaming’s poor performance in 2008 as the recession escalated, exposure to this area was a positive for results. The sector performed well in response to signs that the economy may be bottoming. The Fund’s overweight in certain financial services companies was also rewarded, including the Fund’s holding of securities issued by GMAC and Ford Motor Credit. Declining risk aversion propelled the diversified financial services sector higher, as it gained more than 76% during the six-month reporting period.

What didn’t work

•

The Fund’s more conservative approach to the high yield market was not rewarded. In general, we maintained a defensive stance in managing the Fund’s portfolio. This was based on our concerns about the economy and expectations for rising high yield defaults. The Fund’s conservative positioning was expressed through exposures in defensive industries and an underweight in more speculative CCC-rated securities.[1] Overall, this positioning detracted from performance as investor risk appetite reversed course sharply during the reporting period, with CCC-rated bonds returning 48.45%. The distressed sector also generated exceptional results, as it rose 47.8%. In contrast, the less risky BB-rated bonds gained 24.65% over the same period. [2]

•

Positioning in several sectors negatively impacted performance. Given the fallout from the weakness in the housing market and strained conditions in the credit markets, the Fund held an underweight position in the bank sector. However, the sector rallied sharply in April and May as first

[1]

According to Standard & Poor’s Ratings Group, debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

[2]

According to Standard & Poor’s Ratings Group, debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

82

UBS High Yield Relationship Fund

quarter bank earnings were, in general, better than expected and the financial markets stabilized. As a result, the Fund’s underweight to this area hurt results.

•

The Fund’s overweight in electric utilities was not rewarded. While this defensive sector typically holds up relatively well during periods of economic weakness, the sector as a whole returned 11.2% during the reporting period, significantly lagging the Index.

•

A lack of exposure to homebuilders hurt performance during the reporting period. Weakness in the housing market and the deepening recession caused us to underweight the sector. However, hopes that the economy had bottomed—and optimism that the government’s direct purchases of long-term Treasuries could support the housing market—propelled the sector to return 46.1% during the reporting period, causing the Fund’s underweight to detract from results.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

83

UBS High Yield Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended June 30, 2009	6 months	1 year	5 years	10 years
UBS High Yield Relationship Fund	16.69%	(9.07)%	2.66%	3.76%
Merrill Lynch US High Yield Cash Pay Constrained Index(1)	29.46	(3.15)	4.08	4.84

(1)

The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

84

UBS High Yield Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2009

Percentage of net assets
Cellu Tissue Holdings, Inc., 9.750%, due 03/15/10	2.5%
GMAC LLC, 7.250%, due 03/02/11	1.7
Intelsat Jackson Holdings Ltd., 11.250%, due 06/15/16	1.5
Helix Energy Solutions Group, Inc., 9.500%, due 01/15/16	1.4
FireKeepers Development Authority, 13.875%, due 05/01/15	1.3
First Data Corp., 9.875%, due 09/24/15	1.3
Harrahs Operating Escrow LLC/Harrahs Escrow Corp., 11.250%, due 06/01/17	1.2
Sungard Data Systems, Inc., 10.250%, due 08/15/15	1.2
Ford Motor Credit Co. LLC, 9.875%, due 08/10/11	1.2
Cellu Tissue Holdings, Inc., 11.500%, due 06/01/14	1.2
Total	14.5%

Industry diversification (unaudited)

As a percentage of net assets As of June 30, 2009

Bonds
Corporate bonds
Aerospace/defense	1.34%
Airlines	0.18
Auto loans	2.28
Auto parts & equipment	1.38
Automotive	0.19
Banking	6.77
Beverage	0.57
Brokerage	0.45
Building & construction	1.41
Building materials	1.31
Chemicals	0.72
Computer hardware	0.15
Consumer/commercial lease financing	1.66
Consumer — products	0.24
Diversified capital goods	1.02

Electric — generation	8.55%
Electronics	0.24
Energy — exploration & production	4.43
Food — wholesale	0.98
Food & drug retailers	1.00
Forestry/paper	4.70
Gaming	5.40
Gas distribution	4.19
Health services	6.86
Hotels	0.23
Insurance	0.33
Leisure	0.31
Machinery	0.11
Media — broadcast	0.89
Media — services	1.28
Media — cable	2.57
Metals/mining excluding steel	3.10
Multi-line insurance	0.98
Non-food & drug retailers	3.62
Oil field equipment & services	1.89
Oil refining & marketing	0.98
Property & casualty insurance	0.41
Packaging	1.78
Pharmaceuticals	0.91
Pipelines	0.04
Printing & publishing	1.19
Real estate development & management	0.36
Real estate investment trusts (REITs)	0.82
Software/services	3.45
Steel producers/products	1.85
Support-services	2.46
Telecom — integrated/services	6.44
Telecom — wireless	4.78
Theaters & entertainment	0.16
Transportation excluding air/rail	0.95

Total corporate bonds	97.91
Asset-backed securities	1.11

Total bonds	99.02
Common stocks
Media	0.00	(1)
Advertising	0.00

Total common stocks	0.00	(1)
Preferred stocks
Diversified financial services	0.17
Media	0.00	(1)

Total preferred stocks	0.17
Warrants	0.00	(1)

Total investments	99.19
Cash and other assets, less liabilities	0.81

Net assets	100.00%

(1)	Amount represents less than 0.005%.

85

UBS High Yield Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Bonds — 99.02%
Corporate bonds — 97.91%
Australia — 0.33%
Hanson Australia Funding Ltd., 5.250%, due 03/15/13	$1,000,000	$786,300

Bermuda — 2.31%
Intelsat Jackson Holdings Ltd., 11.250%, due 06/15/16	3,570,000	3,641,400
Petroplus Finance Ltd., 7.000%, due 05/01/17(1)	2,350,000	1,950,500

Total Bermuda corporate bonds		5,591,900

Canada — 1.59%
Bombardier, Inc., 6.750%, due 05/01/12(1)	475,000	446,500
Teck Resources Ltd., 10.250%, due 05/15/16(1)	2,000,000	2,095,000
10.750%, due 05/15/19(1)	1,225,000	1,316,875

Total Canada corporate bonds		3,858,375

Liberia — 0.31%
Royal Caribbean Cruises Ltd., 6.875%, due 12/01/13	400,000	334,000
7.000%, due 06/15/13	475,000	415,031

Total Liberia corporate bonds		749,031

Luxembourg — 0.63%
FMC Finance III SA, 6.875%, due 07/15/17	1,650,000	1,534,500

United Kingdom — 1.26%
Hanson PLC, 6.125%, due 08/15/16	500,000	373,750
Ineos Group Holdings PLC, 8.500%, due 02/15/16(1)	479,000	148,490
Lloyds Banking Group PLC, 6.267%, due 12/31/49(1),(2),(3)	3,125,000	1,062,500
Royal Bank of Scotland Group PLC, 7.640%, due 09/29/17(2),(3)	3,605,000	1,460,025

Total United Kingdom corporate bonds		3,044,765

United States — 91.48%
AAC Group Holding Corp., 10.250%, due 10/01/12(1),(4)	480,000	348,600
AES Corp., 8.000%, due 10/15/17	1,000,000	930,000
8.000%, due 06/01/20(1)	2,435,000	2,185,413
Affinion Group, Inc., 10.125%, due 10/15/13	1,110,000	1,026,750
Ahern Rentals, Inc., 9.250%, due 08/15/13	1,250,000	500,000
Airgas, Inc., 7.125%, due 10/01/18(1)	415,000	389,063
AK Steel Corp., 7.750%, due 06/15/12	2,325,000	2,255,250
Allison Transmission, Inc., 11.000%, due 11/01/15(1)	670,000	529,300
Alltel Corp., 7.000%, due 07/01/12	975,000	1,053,077

Security description	Face amount	Value

Corporate bonds — (continued)
United States — (continued)
AMC Entertainment, Inc., 8.750%, due 06/01/19(1)	$420,000	$394,800
American General Finance Corp., 4.875%, due 05/15/10	340,000	286,064
5.375%, due 10/01/12	175,000	103,189
5.625%, due 08/17/11	775,000	496,471
5.850%, due 06/01/13	1,315,000	754,335
6.900%, due 12/15/17	1,935,000	1,047,768
American International Group, Inc., 6.250%, due 03/15/37	1,565,000	387,338
8.175%, due 05/15/58(1),(2)	2,835,000	808,814
Apria Healthcare Group, Inc., 11.250%, due 11/01/14(1)	755,000	728,575
ARAMARK Corp., 8.500%, due 02/01/15	2,770,000	2,686,900
Arch Western Finance LLC, 6.750%, due 07/01/13	875,000	798,438
Ashland, Inc., 9.125%, due 06/01/17(1)	620,000	644,800
Atlas Pipeline Partners LP, 8.125%, due 12/15/15	955,000	682,825
8.750%, due 06/15/18	825,000	565,125
Axcan Intermediate Holdings, Inc., 9.250%, due 03/01/15	625,000	628,125
12.750%, due 03/01/16	1,545,000	1,564,313
BAC Capital Trust XI, 6.625%, due 05/23/36	335,000	252,625
Baker & Taylor, Inc., 11.500%, due 07/01/13(1)	425,000	119,000
Baldor Electric Co., 8.625%, due 02/15/17	290,000	268,250
BankAmerica Capital II, 8.000%, due 12/15/26	1,121,000	930,317
Bausch & Lomb, Inc., 9.875%, due 11/01/15	245,000	233,975
Beazer Homes USA, Inc., 6.875%, due 07/15/15	330,000	155,100
8.125%, due 06/15/16	300,000	144,000
Belden, Inc., 9.250%, due 06/15/19(1)	230,000	222,812
Biomet, Inc., 10.375%, due 10/15/17(5)	955,000	923,962
11.625%, due 10/15/17	1,877,000	1,839,460
Bio-Rad Laboratories, Inc., 8.000%, due 09/15/16(1)	335,000	331,650
Boise Cascade LLC, 7.125%, due 10/15/14	250,000	131,875
Boyd Gaming Corp., 7.750%, due 12/15/12	800,000	744,000
Cablevision Systems Corp., Series B, 8.000%, due 04/15/12	725,000	717,750
Calpine Construction Finance Co. LP and CCFC Finance Corp., 8.000%, due 06/01/16(1)	1,585,000	1,517,638
Carriage Services, Inc., 7.875%, due 01/15/15	1,090,000	820,225
CB Richard Ellis Services, Inc., 11.625%, due 06/15/17(1)	500,000	493,750

86

UBS High Yield Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
Cellu Tissue Holdings, Inc., 9.750%, due 03/15/10	$6,100,000	$6,100,000
11.500%, due 06/01/14(1)	2,835,000	2,785,388
Centex Corp., 7.500%, due 01/15/12	805,000	811,038
Chesapeake Energy Corp., 6.625%, due 01/15/16	2,050,000	1,798,875
7.250%, due 12/15/18	80,000	69,600
9.500%, due 02/15/15	1,435,000	1,445,762
Cincinnati Bell, Inc., 7.250%, due 07/15/13	1,710,000	1,564,650
Circus & Eldorado Joint Venture/Silver Legacy Capital Corp., 10.125%, due 03/01/12	500,000	398,125
CIT Group, Inc., 4.750%, due 12/15/10	925,000	726,133
5.400%, due 02/13/12	1,935,000	1,316,001
5.400%, due 03/07/13	810,000	502,006
5.400%, due 01/30/16	1,750,000	988,171
12.000%, due 12/18/18(1)	985,000	462,754
Citigroup Capital XXI, 8.300%, due 12/21/57(2)	1,750,000	1,364,694
CMP Susquehanna Corp., 9.875%, due 05/15/14(1),(6)	60,000	27,600
Coleman Cable, Inc., 9.875%, due 10/01/12	1,645,000	1,326,281
Community Health Systems, Inc., 8.875%, due 07/15/15	1,570,000	1,538,600
Constellation Brands, Inc., Series B, 8.125%, due 01/15/12	465,000	465,000
8.375%, due 12/15/14	635,000	636,587
Corrections Corp of America, 7.750%, due 06/01/17	350,000	344,750
Cott Beverages USA, Inc., 8.000%, due 12/15/11	320,000	297,600
Cricket Communications, Inc., 7.750%, due 05/15/16(1)	705,000	678,563
10.000%, due 07/15/15(1)	1,475,000	1,463,937
CSC Holdings, Inc., 6.750%, due 04/15/12	790,000	762,350
8.500%, due 04/15/14(1)	130,000	128,862
DAE Aviation Holdings, Inc., 11.250%, due 08/01/15(1)	755,000	437,900
DaVita, Inc., 7.250%, due 03/15/15	1,780,500	1,673,670
Deluxe Corp., 5.000%, due 12/15/12	680,000	553,350
Denbury Resources, Inc., 9.750%, due 03/01/16	625,000	642,187
Developers Diversified Realty Corp., 5.375%, due 10/15/12	750,000	507,006
5.500%, due 05/01/15	1,015,000	647,311
DirecTV Holdings LLC/DirecTV Financing Co., 7.625%, due 05/15/16	1,470,000	1,429,575
8.375%, due 03/15/13	990,000	992,475
DISH DBS Corp., 6.625%, due 10/01/14	165,000	152,212

Security description	Face amount	Value

Corporate bonds — (continued)
United States — (continued)
Dollar General Corp., 11.875%, due 07/15/17(5)	$1,830,000	$1,976,400
Domtar Corp., 7.875%, due 10/15/11	77,000	75,075
Dycom Investments, Inc., 8.125%, due 10/15/15	600,000	504,000
Dynegy Holdings, Inc., 7.500%, due 06/01/15	2,883,000	2,403,701
E*Trade Financial Corp., 7.375%, due 09/15/13	350,000	281,750
12.500%, due 11/30/17(5)	720,000	799,200
Echostar DBS Corp., 7.125%, due 02/01/16	160,000	149,200
7.750%, due 05/31/15	1,980,000	1,885,950
Edison Mission Energy, 7.000%, due 05/15/17	1,500,000	1,151,250
7.625%, due 05/15/27	1,000,000	640,000
El Paso Corp., 7.800%, due 08/01/31	1,700,000	1,386,705
7.875%, due 06/15/12	100,000	98,089
8.250%, due 02/15/16	2,115,000	2,056,837
12.000%, due 12/12/13	510,000	561,000
Encore Acquisition Co., 9.500%, due 05/01/16	390,000	384,150
Esterline Technologies Corp., 6.625%, due 03/01/17	1,385,000	1,265,544
Exopack Holding, Inc., 11.250%, due 02/01/14	1,330,000	1,090,600
Ferrell Gas Partners-LP, 6.750%, due 05/01/14(1)	1,480,000	1,280,200
Ferrell Gas Partners-LP / Ferrell Gas Partners-LP Finance Corp., 8.750%, due 06/15/12	1,795,000	1,669,350
FireKeepers Development Authority, 13.875%, due 05/01/15(1)	3,460,000	3,191,850
First Data Corp., 9.875%, due 09/24/15	4,000,000	2,840,000
9.875%, due 09/24/15(1)	400,000	284,000
Ford Motor Co., 7.450%, due 07/16/31	780,000	460,200
Ford Motor Credit Co. LLC, 7.250%, due 10/25/11	1,670,000	1,444,446
8.000%, due 12/15/16	500,000	382,265
9.750%, due 09/15/10	860,000	823,791
9.875%, due 08/10/11	3,075,000	2,844,538
Forest Oil Corp., 8.500%, due 02/15/14(1)	300,000	294,750
Freeport-McMoRan Copper & Gold, Inc., 6.875%, due 02/01/14	850,000	871,250
8.250%, due 04/01/15	260,000	262,600
8.375%, due 04/01/17	950,000	957,125
Frontier Communications Corp., 7.875%, due 01/15/27	650,000	520,000
8.250%, due 05/01/14	350,000	330,750
9.000%, due 08/15/31	3,045,000	2,512,125
GameStop Corp./GameStop, Inc., 8.000%, due 10/01/12	250,000	251,875

87

UBS High Yield Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
Genworth Financial, Inc., 6.150%, due 11/15/66(2)	$1,575,000	$708,868
Georgia-Pacific LLC, 8.250%, due 05/01/16(1)	980,000	950,600
8.875%, due 05/15/31	630,000	544,950
Glen Meadow Pass-Through Trust, 6.505%, due 02/12/67(1),(2)	915,000	465,870
GMAC LLC, 6.750%, due 12/01/14(1)	1,090,000	855,650
7.250%, due 03/02/11	3,310,000	3,003,352
7.250%, due 03/02/11(1)	1,284,000	1,174,860
8.000%, due 11/01/31	1,235,000	845,907
8.000%, due 11/01/31(1)	765,000	535,500
Goodyear Tire & Rubber Co., 10.500%, due 05/15/16	1,360,000	1,373,600
Graham Packaging Co., Inc., 9.875%, due 10/15/14	2,965,000	2,757,450
Graphic Packaging International, Inc., 9.500%, due 08/15/13	365,000	348,575
Gulfmark Offshore, Inc., 7.750%, due 07/15/14	2,500,000	2,287,500
Harland Clarke Holdings Corp., 5.633%, due 05/15/15(2)	1,275,000	768,188
9.500%, due 05/15/15	1,600,000	1,236,000
Harrahs Operating Escrow LLC/Harrahs Escrow Corp., 11.250%, due 06/01/17(1)	3,170,000	2,995,650
Hartford Financial Services Group, Inc., 8.125%, due 06/15/68(2)	685,000	479,500
HCA, Inc., 8.500%, due 04/15/19(1)	647,000	634,060
9.125%, due 11/15/14	1,120,000	1,108,800
9.250%, due 11/15/16	1,955,000	1,925,675
9.625%, due 11/15/16(5)	14	14
Helix Energy Solutions Group, Inc., 9.500%, due 01/15/16(1)	3,780,000	3,449,250
Host Hotels & Resorts LP, 9.000%, due 05/15/17(1)	575,000	547,687
Inergy LP/Inergy Finance Corp., 8.250%, due 03/01/16	1,545,000	1,471,613
8.750%, due 03/01/15(1)	500,000	488,750
Ingles Markets, Inc., 8.875%, due 05/15/17(1)	990,000	975,150
Interface, Inc., 11.375%, due 11/01/13(1)	420,000	434,700
iStar Financial, Inc., 6.000%, due 12/15/10	1,200,000	828,000
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	1,650,000	1,369,500
K Hovnanian Enterprises, Inc., 11.500%, due 05/01/13	320,000	276,800
KB Home, 5.750%, due 02/01/14	155,000	135,625
5.875%, due 01/15/15	320,000	270,400
6.250%, due 06/15/15	320,000	273,600

Security description	Face amount	Value

Corporate bonds — (continued)
United States — (continued)
Key Energy Services, Inc., 8.375%, due 12/01/14	$1,250,000	$1,103,125
L-3 Communications Corp., 5.875%, due 01/15/15	1,260,000	1,118,250
Series B, 6.375%, due 10/15/15	490,000	444,675
Land O’ Lakes Capital Trust I, Inc., 7.450%, due 03/15/28(1)	1,250,000	943,750
Land O’ Lakes, Inc., 8.750%, due 11/15/11	225,000	226,125
Lennar Corp., Series B, 5.125%, due 10/01/10	340,000	326,400
Liberty Mutual Group, Inc., 7.800%, due 03/15/37(1)	600,000	336,000
10.750%, due 06/15/58(1),(2)	900,000	648,000
LIN Television Corp., 6.500%, due 05/15/13	750,000	540,000
Series B, 6.500%, due 05/15/13	350,000	234,500
Ltd. Brands, Inc., 8.500%, due 06/15/19(1)	725,000	694,615
Macy’s Retail Holdings, Inc., 5.350%, due 03/15/12	765,000	696,312
5.900%, due 12/01/16	2,280,000	1,857,484
6.375%, due 03/15/37	450,000	305,929
Massey Energy Co., 6.875%, due 12/15/13	575,000	526,125
Meritage Homes Corp., 6.250%, due 03/15/15	120,000	94,200
7.000%, due 05/01/14	160,000	131,200
MetLife Capital Trust X, 9.250%, due 04/08/38(1),(2)	390,000	347,100
MetroPCS Wireless, Inc., 9.250%, due 11/01/14	1,330,000	1,321,688
9.250%, due 11/01/14(1)	145,000	143,550
MGM Mirage, Inc., 10.375%, due 05/15/14(1)	350,000	363,125
11.125%, due 11/15/17(1)	905,000	959,300
13.000%, due 11/15/13(1)	1,000	1,095
Mirant Americas Generation LLC, 8.500%, due 10/01/21	2,075,000	1,639,250
9.125%, due 05/01/31	525,000	378,000
Mirant North America LLC, 7.375%, due 12/31/13	480,000	460,800
Momentive Performance Materials, Inc., 10.125%, due 12/01/14(5)	71,759	27,268
MTR Gaming Group, Inc., Series B, 9.000%, due 06/01/12	625,000	428,125
Nalco Co., 8.875%, due 11/15/13	515,000	525,300
NB Capital Trust II, 7.830%, due 12/15/26	1,150,000	945,755
Neiman Marcus Group, Inc., 9.000%, due 10/15/15(5)	843,465	497,644
10.375%, due 10/15/15	350,000	204,750

88

UBS High Yield Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
Newfield Exploration Co., 7.125%, due 05/15/18	$1,718,000	$1,561,233
NewPage Corp., 10.000%, due 05/01/12	350,000	168,000
Nexstar Broadcasting, Inc., 7.000%, due 01/15/14	42,000	15,435
7.000%, due 01/15/14(1),(5)	126,859	36,155
Nextel Communications, Inc., Series E, 6.875%, due 10/31/13	750,000	620,625
Series D, 7.375%, due 08/01/15	930,000	741,675
Nielsen Finance LLC / Nielsen Finance Co., 0.000%, due 08/01/16(4)	1,070,000	687,475
11.625%, due 02/01/14(1)	250,000	248,125
Nisource Finance Corp., 6.800%, due 01/15/19	900,000	843,384
NRG Energy, Inc., 7.375%, due 02/01/16	2,205,000	2,086,481
7.375%, due 01/15/17	1,475,000	1,390,187
8.500%, due 06/15/19	935,000	905,781
Orion Power Holdings, Inc., 12.000%, due 05/01/10	250,000	258,750
Owens-Brockway Glass Container, Inc., 7.375%, due 05/15/16(1)	275,000	266,750
Peabody Energy Corp., Series B, 6.875%, due 03/15/13	650,000	643,500
PetroHawk Energy Corp., 7.875%, due 06/01/15	900,000	832,500
10.500%, due 08/01/14(1)	570,000	582,825
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 10.625%, due 04/01/17	355,000	299,975
Plains Exploration & Production Co., 7.625%, due 06/01/18	1,028,000	922,630
10.000%, due 03/01/16	620,000	637,050
PLY Gem Industries, Inc., 11.750%, due 06/15/13	430,000	277,350
Pokagon Gaming Authority, 10.375%, due 06/15/14(1)	652,000	638,960
Pulte Homes, Inc., 8.125%, due 03/01/11	320,000	321,600
Qwest Capital Funding, Inc., 7.250%, due 02/15/11	600,000	582,000
7.750%, due 02/15/31	2,250,000	1,597,500
Qwest Communications International, Inc., 7.250%, due 02/15/11	940,000	911,800
Series B, 7.500%, due 02/15/14	2,315,000	2,112,438
Qwest Corp., 8.375%, due 05/01/16(1)	1,000,000	965,000
Range Resources Corp., 8.000%, due 05/15/19	290,000	285,287
Realogy Corp., 10.500%, due 04/15/14	310,000	134,075
12.375%, due 04/15/15	825,000	231,000

Security description	Face amount	Value

Corporate bonds — (continued)
United States — (continued)
Residential Capital LLC, 8.375%, due 06/30/10	$1,320,000	$963,600
9.625%, due 05/15/15	555,000	352,425
RITE AID Corp., 9.500%, due 06/15/17	300,000	195,000
10.375%, due 07/15/16	425,000	382,500
River Rock Entertainment Authority, 9.750%, due 11/01/11	1,785,000	1,338,750
RRI Energy, Inc., 6.750%, due 12/15/14	1,472,000	1,418,640
Sally Holdings LLC/Sally Capital, Inc., 10.500%, due 11/15/16	825,000	816,750
Sanmina-SCI Corp., 8.125%, due 03/01/16	810,000	590,287
Sealy Mattress Co., 10.875%, due 04/15/16(1)	240,000	251,400
Sheridan Group, Inc., 10.250%, due 08/15/11	540,000	324,000
Sinclair Television Group, Inc., 8.000%, due 03/15/12	675,000	452,250
Smithfield Foods, Inc., 10.000%, due 07/15/14(1)	400,000	395,000
Solo Cup Co., 10.500%, due 11/01/13(1)	185,000	185,463
Southwestern Energy Co., 7.500%, due 02/01/18(1)	300,000	288,000
Sprint Capital Corp., 7.625%, due 01/30/11	500,000	494,375
8.375%, due 03/15/12	2,810,000	2,767,850
8.750%, due 03/15/32	735,000	591,675
Sprint Nextel Corp., 6.000%, due 12/01/16	1,000,000	817,500
SPX Corp. , 7.625%, due 12/15/14	950,000	916,750
Sungard Data Systems, Inc., 9.125%, due 08/15/13	425,000	401,625
10.250%, due 08/15/15	3,115,000	2,877,481
10.625%, due 05/15/15(1)	1,073,000	1,051,540
SUPERVALU, Inc., 8.000%, due 05/01/16	890,000	863,300
Tenneco, Inc., Series B, 10.250%, due 07/15/13	725,000	686,937
Terremark Worldwide, Inc., 12.000%, due 06/15/17(1)	380,000	364,800
Tesoro Corp., 9.750%, due 06/01/19	180,000	177,750
Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, due 11/01/15	3,975,000	2,474,437
Toll Brothers Finance Corp., 8.910%, due 10/15/17	470,000	480,633
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.625%, due 12/15/14(7)	1,250,000	10,938
TRW Automotive, Inc., 7.000%, due 03/15/14(1)	1,025,000	738,000

89

UBS High Yield Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Bonds — (concluded)
Corporate bonds — (concluded)
United States — (concluded)
Tube City IMS Corp., 9.750%, due 02/01/15	$3,650,000	$2,235,625
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15(1)	725,000	638,000
Tyson Foods, Inc., 10.500%, due 03/01/14(1)	490,000	531,650
United Rentals North America, Inc., 7.750%, due 11/15/13	2,125,000	1,827,500
Universal Hospital Services, Inc., 8.500%, due 06/01/15(5)	1,625,000	1,531,563
Univision Communications, Inc., 9.750%, due 03/15/15(1),(5)	1,400,000	815,500
US Concrete, Inc., 8.375%, due 04/01/14	1,927,000	1,262,185
US Oncology, Inc., 9.125%, due 08/15/17(1)	450,000	446,625
Vanguard Health Holding Co. II LLC, 9.000%, due 10/01/14	1,395,000	1,335,713
Verso Paper Holdings LLC / Verso Paper, Inc., Series B, 9.125%, due 08/01/14	305,000	141,825
11.500%, due 07/01/14(1)	150,000	137,250
Vertis, Inc., 13.500%, due 04/01/14(5),(8)	251,500	1,258
West Corp., 11.000%, due 10/15/16	700,000	584,500
Western Refining, Inc., 11.250%, due 06/15/17(1)	275,000	244,063
Whiting Petroleum Corp., 7.000%, due 02/01/14	450,000	417,375
7.250%, due 05/01/12	580,000	555,350
Wind Acquisition Finance SA, 10.750%, due 12/01/15(1)	850,000	850,000
Windstream Corp., 8.625%, due 08/01/16	340,000	325,550
WMG Acquisition Corp., 9.500%, due 06/15/16(1)	1,045,000	1,039,775
Xerox Capital Trust I, 8.000%, due 02/01/27	1,150,000	874,000
Yankee Acquisition Corp., Series B, 8.500%, due 02/15/15	1,670,000	1,406,975

Total United States corporate bonds		221,279,869

Total corporate bonds (cost $236,612,398)		236,844,740

Asset-backed securities —1.11%
United States — 1.11%
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2, 0.514%, due 08/25/35(2)	590,768	499,784
Asset Backed Funding Certificates , Series 2006-OPT3, Class A3A, 0.374%, due 11/25/36(2)	295,249	282,221

Security description	Face amount	Value

Asset-backed securities — (concluded)
United States — (concluded)
Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, 0.538%, due 01/09/12(2)	$400,000	$393,581
Countrywide Asset-Backed Certificates, Series 2006-18, Class 2A1, 0.364%, due 03/25/37(2)	686,546	675,993
Series 2006-20, Class 2A1, 0.364%, due 04/25/47(2)	285,216	266,473
Residential Asset Mortgage Products, Inc., Series 2006-RZ5, Class A1B, 0.414%, due 08/25/46(2)	597,953	570,380

Total asset-backed securities (cost $2,548,256)		2,688,432

Total bonds (cost $239,160,654)		239,533,172

	Shares
Common stocks — 0.00%(9)
United States — 0.00%(9)
Media — 0.00%(9)
Pegasus Communications Corp., Class A*	1	189
Xanadoo Co., Class A*	23	5,290
Advertising — 0.00%
Vertis Holdings, Inc.*(6),(8)	12,614	0

Total common stocks (cost $86,272)		5,479

Preferred stocks — 0.17%
United States — 0.17%
CMP Susquehanna Radio Holdings Corp., Series A, 0.000%(2),(6),(8),(10)	13,993	140
Preferred Blocker, Inc. 7.000%(1),(11)	915	393,507

Total preferred stocks (cost $685,527)		393,647

	Number of warrants
Warrants — 0.00%(9)
CNB Capital Trust I, strike @ $0.01, expires 03/26/19*(6),(8)	15,990	160
HF Holdings, Inc., strike @ $0.01, expires 09/27/09*(8),(10)	8,680	0
Pliant Corp., strike @ $0.01, expires 06/01/10*(6),(8),(10)	5	0

Total warrants (cost $4,746,210)		160

Total investments — 99.19% (cost $244,678,663)		239,932,458
Cash and other assets, less liabilities — 0.81%		1,966,063

Net assets — 100.00%		$241,898,521

90

UBS High Yield Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $244,678,663; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$14,170,526
Gross unrealized depreciation	(18,916,731)

Net unrealized depreciation of investments	$(4,746,205)

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $55,822,534 or 23.08% of net assets.

(2)	Floating rate security. The interest rates shown are the current rates as of June 30, 2009.
(3)	Perpetual bond security. The maturity date reflects the next call date.
(4)	Step bond. Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2009. Maturity date disclosed is the ultimate maturity date.
(5)	PIK — Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(6)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2009, the value of these securities amounted to $27,900 or 0.01% of net assets.
(7)	Security is in default.
(8)	Security is illiquid. At June 30, 2009, these securities amounted to $1,558 or 0.00% of net assets.
(9)	Amount represents less than 0.005%.
(10)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of June 30, 2009, are considered illiquid and restricted (See restricted securities table below for more information.)

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets		6/30/09 Market value	06/30/09 Market value as a percentage of net assets
CMP Susquehanna Radio Holdings Corp., Series A, 0.000%	03/30/09	$162	0.00	%(a)	$140	0.00	%(a)
HF Holdings, Inc., strike @ $0.01, expires 09/27/09	01/08/01	4,746,048	1.96		—	0.00
Pliant Corp., strike @ $0.01, expires 06/01/10	10/02/00	—	0.00		—	0.00

		$4,746,210	1.96%		$140	0.00	%(a)

(a)	Amount represents less than 0.005%.
(11)

Security is a multi-coupon preferred stock that had a coupon reset date of January 16, 2009 of 7.000% fixed until its end date of December 31, 2049. This security is subject to a perpetual call and may be called in full or partially on or anytime after December 31, 2011.

GMAC	General Motors Acceptance Corp.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments:

Measurements at 06/30/09

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$236,815,882	$28,858	$236,844,740
Asset-backed securities	—	2,688,432	—	2,688,432
Common stocks	5,479	—	—	5,479
Preferred stocks	—	393,507	140	393,647
Warrants	—	—	160	160

Total	$5,479	$239,897,821	$29,158	$239,932,458

91

UBS High Yield Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Corporate bonds	Preferred stocks	Warrants	Total
Assets
Beginning balance	$15,500	$—	$—	$15,500
Total gains or losses (realized/unrealized) included in earnings(a)	(28,813)	—	—	(28,813)
Purchases, sales, issuances, and settlements (net)	14,571	—	—	14,571
Transfers in and/or out of Level 3	27,600	160	140	27,900

Ending balance	$28,858	$160	$140	$29,158

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09	$(437,772)	$(22)	$(2)	$(437,796)

(a)	Does not include unrealized losses of $448,892 related to transferred assets presented at their end of period values.

92	See accompanying notes to financial statements.

UBS Opportunistic Emerging Markets Debt Relationship Fund

For the six months ended June 30, 2009, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) returned 44.93%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) returned 14.56%, and the Emerging Markets Debt Benchmark Index (the “Index”) returned 13.48%.1 (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund is managed to provide opportunistic emerging markets debt exposure to broader portfolios and, therefore, is not managed relative to a benchmark. Security selection is the primary source of return generation, as overall exposures, including duration, are managed at the broader portfolio level. During the reporting period, the Fund generated a strong absolute return.

Portfolio performance summary

What worked

•

The Fund’s exposure to debt issued by Argentina was the largest contributor to performance. After generating poor results in 2008, the Fund’s substantial position in Argentina was a positive for performance during the six-month reporting period, following changing sentiment regarding the country’s renationalization of its private pension funds. While renationalization was initially seen as a negative by investors, it came to be seen as a way to improve Argentina’s financial stability, at least in the shorter term, and to help it meet its debt obligations. In addition, increasing investor risk appetite and rising demand for higher-yielding securities supported Argentina’s short-term debt.

•

Certain local currency-denominated debt exposures enhanced the Fund’s performance. We continued to seek opportunities in local currency-denominated debt, as our analysis showed that fundamentals were improving and interest rates were relatively high.

•

The Fund’s exposure to Brazil’s local currency-denominated debt contributed to performance during the reporting period. In particular, the Fund’s holdings of longer-dated securities rallied again as local yields came down during the reporting period. This was due, in part, to lower inflation and expected central bank interest rate cuts.

•

In the middle of the reporting period, we initiated a position in Hungary’s local currency-denominated debt. This was rewarded, given attractive yields and expectations that the country’s economic improvements will have a positive impact over the longer term.

•

The Fund’s exposure to Malaysia was beneficial during the reporting period. After suffering from the impact of highly illiquid market conditions and declining prices in the fourth quarter of 2008, Malaysian debt prices went back to what we consider to be more fairly valued levels as liquidity improved as the reporting period progressed.

What didn’t work

•

Having a short duration was a modest detractor from results. Interest rates declined slightly during the reporting period—in particular, in the first quarter of 2009. As a result, the Fund’s short duration

[1]

In order to better reflect the Fund’s investment strategy, the Board of Trustees of the Fund made a change to the composition of the Index, effective April 30, 2009. For a detailed description of the changes to the Index, please see page 95.

93

UBS Opportunistic Emerging Markets Debt Relationship Fund

was a negative contributor to performance. (Duration measures a portfolio’s sensitivity to interest rate changes.) This negative effect was slightly outweighed during the second quarter of 2009, as yields started to rise in anticipation of the cycle of rate cuts ending.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

94

UBS Opportunistic Emerging Markets Debt Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended June 30, 2009	6 months	1 year	Inception(1)
UBS Opportunistic Emerging Markets Debt Relationship Fund	44.93%	5.12%	7.53%
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)(2)	14.56	2.24	6.09
Emerging Markets Debt Benchmark Index(3)	13.48	2.24	7.72

(1)	Inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund is May 31, 2006.

(2)

The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(3)

The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: From inception 12/31/90 to 12/31/95—100% J.P. Morgan Emerging Markets Bond Index (EMBI); From 01/01/96 to 06/30/00—100% J.P. Morgan Emerging Markets Bond Index+ (EMBI+); From 07/01/00 to 10/31/05—100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); From 11/01/05 to 05/31/06—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Open (GBI-EM Open); From 06/01/06 to 04/30/09—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); From 05/01/09 to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

95

UBS Opportunistic Emerging Markets Debt Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2009

Percentage of net assets
Notas do Tesouro Nacional, Series B, 6.000%, due 05/15/45	16.2%
Majapahit Holding BV, 7.750%, due 10/17/16	9.8
Johor Corp., 1.000%, due 07/31/12	9.6
Abu Dhabi National Energy Co., 6.500%, due 10/27/36	9.1
Republic of Turkey, 12.000%, due 08/14/13	9.0
Hungary Government Bond, 5.500%, due 02/12/14	8.6
TDIC Finance Ltd., 6.500%, due 07/02/14	8.3
Poland Government Bond, 5.750%, due 04/25/14	5.1
Republic of Argentina, 1.315%, due 12/15/35	2.8
Republic of Venezuela, 5.750%, due 02/26/16	2.5
Total	81.0%

Country exposure, top five (unaudited)

As of June 30, 2009

Percentage of net assets
United Arab Emirates	17.4%
Brazil	16.2
Indonesia	12.6
Malaysia	9.6
Turkey	9.0
Total	64.8%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2009

Bonds
Corporate bonds
Diversified financial services	8.34%
Electric utilities	19.67
Real estate investment trusts (REITs)	9.63

Total corporate bonds	37.64
Non US-government obligations	52.29

Total bonds	89.93
Short-term investment	14.12

Total investments	104.05
Liabilities, in excess of cash and other assets	(4.05)

Net assets	100.00%

96

UBS Opportunistic Emerging Markets Debt Relationship Fund— Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount		Value

Bonds — 89.93%
Corporate bonds — 37.64%
Indonesia — 10.61%
Majapahit Holding BV, 7.750%, due 10/17/16		$2,000,000	$1,760,000
7.875%, due 06/29/37		200,000	154,000

Total Indonesia corporate bonds			1,914,000

Malaysia — 9.63%
Johor Corp., 1.000%, due 07/31/12(1)	MYR	5,600,000	1,736,557

United Arab Emirates — 17.40%
Abu Dhabi National Energy Co., 6.500%, due 10/27/36		$1,950,000	1,633,125
TDIC Finance Ltd., 6.500%, due 07/02/14		1,500,000	1,504,575

Total United Arab Emirates corporate bonds			3,137,700

Total corporate bonds (cost $6,202,608)			6,788,257

Non US-government obligations — 52.29%
Argentina — 4.16%
Argentina Prestamos Garantizadad, 4.000%, due 04/15/10(2)	ARS	1,800,000	246,478
Republic of Argentina, 1.315%, due 12/15/35(3)		13,800,000	503,700

			750,178

Brazil — 16.16%
Notas do Tesouro Nacional, Series B 6.000%, due 05/15/45	BRL	3,350,000	2,914,338

Hungary — 8.59%
Hungary Government Bond, 5.500%, due 02/12/14	HUF	358,000,000	1,549,070

Security description	Face amount		Value

Non US-government obligations — (concluded)
Indonesia — 1.98%
Republic of Indonesia, 10.750%, due 05/15/16	IDR	3,600,000,000	$357,972

Poland — 5.14%
Poland Government Bond, 5.750%, due 04/25/14	PLN	2,950,000	926,469

Turkey — 9.05%
Republic of Turkey, 12.000%, due 08/14/13	TRY	2,253,067	1,631,894

Venezuela — 7.21%
Republic of Venezuela,
5.375%, due 08/07/10		$400,000	375,000
5.750%, due 02/26/16		795,000	457,125
7.650%, due 04/21/25		200,000	107,000
9.250%, due 05/07/28		590,000	361,375

			1,300,500

Total non US-government obligations (cost $10,074,201)			9,430,421

Total bonds (cost $16,276,809)			16,218,678

	Units
Short-term investment — 14.12%
Investment company — 14.12%
UBS Cash Management Prime Relationship Fund, 0.384%(4),(5) (cost $2,545,799)		2,545,799	2,545,799

Total investments — 104.05% (cost $18,822,608)			18,764,477
Liabilities, in excess of cash and other assets — (4.05%)			(729,604)

Net assets — 100.00%			$18,034,873

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $18,822,608; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,828,711
Gross unrealized depreciation	(1,886,842)

Net unrealized depreciation of investments	$(58,131)

(1)	Security is illiquid. At June 30, 2009, this security amounted to $1,736,557 or 9.63% of net assets.
(2)	Floating rate security. The interest rates shown are the current rates as of June 30, 2009.
(3)	Security represents an equity claim linked to Argentina’s gross domestic product.
(4)	Investment in affiliated mutual fund.
(5)	The rate shown reflects the yield at June 30, 2009.

Currency type abbreviations:

ARS	Argentine Peso
BRL	Brazilian Real
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MYR	Malaysian Ringgit
PLN	Polish Zloty
TRY	Turkish Lira

97

UBS Opportunistic Emerging Markets Debt Relationship Fund— Portfolio of investments June 30, 2009 (unaudited)

Forward foreign currency contracts

UBS Opportunistic Emerging Markets Debt Relationship Fund had the following open forward foreign currency contracts as of June 30, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Brazilian Real	8,850,000	USD	4,388,634	09/04/09	$(69,717)
Chile Peso	230,000,000	USD	413,001	09/04/09	(19,564)
Czech Koruna	7,000,000	EUR	260,078	09/04/09	(12,781)
Euro	267,125	CZK	7,000,000	09/04/09	2,896
Euro	236,901	HUF	68,500,000	09/04/09	15,702
Euro	1,790,000	USD	2,555,225	09/04/09	44,171
Hungary Forint	215,000,000	EUR	746,269	09/04/09	(45,482)
Malaysian Ringgit	8,800,000	USD	2,513,927	09/04/09	15,833
Turkish Lira	3,500,000	USD	2,232,428	09/04/09	(4,111)
United States Dollar	1,130,172	BRL	2,240,000	09/04/09	(1,730)
United States Dollar	1,018,359	MYR	3,550,000	09/04/09	(10,606)
United States Dollar	458,543	TRY	730,000	09/04/09	7,936

Net unrealized depreciation on forward foreign currency contracts					$(77,453)

Currency type abbreviations:

BRL	Brazilian Real
CZK	Czech Koruna
EUR	Euro
HUF	Hungary Forint
MYR	Malaysian Ringgit
TRY	Turkish Lira
USD	United States Dollar

Swap agreements

At June 30, 2009, the Fund had outstanding credit default swap agreements with the following terms:

Credit default swaps on corporate and sovereign issues — sell protection(1)

Counterparty	Notional amount	Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments (made)/ received	Value	Unrealized appreciation	Credit spread(2)
Credit Suisse International	USD 2,000,000	02/20/10	—	(3)	41.5000	%(4)	$—	$602,052	$602,052	15.547%
Deutsche Bank AG	USD 3,500,000	08/20/09	—	(3)	5.5000	(4)	—	20,678	20,678	15.547

							$—	$622,730	$622,730

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Argentina 8.280% bond, due 12/31/33.
(4)	Payments received are based on the notional amount.

Currency type abbreviation:

USD	United States Dollar

98

UBS Opportunistic Emerging Markets Debt Relationship Fund— Portfolio of investments June 30, 2009 (unaudited)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments:

Measurements at 06/30/09

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$5,051,700	$1,736,557	$6,788,257
Non US-government obligations	—	9,430,421	—	9,430,421
Short-term investment	—	2,545,799	—	2,545,799
Other financial instruments(1)	—	545,277	—	545,277

Total	$—	$17,573,197	$1,736,557	$19,309,754

(1)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Corporate bonds	Non US-government obligations	Total
Assets
Beginning balance	$2,975,873	$3,556,875	$6,532,748
Total gains or losses (realized/unrealized) included in earnings	2,573,936	(727,274)	1,846,662
Purchases, sales, issuances, and settlements (net)	(2,801,252)	(1,254,601)	(4,055,853)
Transfers in and/or out of Level 3	(1,012,000)	(1,575,000)	(2,587,000)

Ending balance	$1,736,557	$—	$1,736,557

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09.	$2,531,113	$—	$2,531,113

See accompanying notes to financial statements.	99

UBS U.S. Bond Relationship Fund

Portfolio performance

For the six months ended June 30, 2009, UBS U.S. Bond Relationship Fund (the “Fund”) returned 2.38%. The Fund’s benchmark, the Barclays Capital US Aggregate Index (formerly the Lehman Brothers US Aggregate Index) (the “Index”), returned 1.90% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s outperformance was primarily due to sector positioning, while security selection in the corporate sector was a modest detractor from results.

Striving to improve the Fund’s performance

Prior to the reporting period, most of 2008 had proven to be an exceptionally challenging year for the Fund, as we noted in our last report to you. Following that time, we carefully analyzed the drivers of performance and took a number of steps in an effort to reposition the Fund to face the ongoing challenges in the marketplace, and to take advantage of what we believed were compelling opportunities. We believe that we began to see the results of these actions during the reporting period, which included:

•

Bringing on board investment professionals who we believe have high-caliber expertise and track records of success in addressing some of the recent issues in the marketplace, and who sought to position the Fund to help it benefit from a market recovery.

•

Increasing the depth of our analyst teams, including making sweeping changes to our securitized debt team, which entailed replacing analysts and increasing headcount to create a stronger analytical platform.

•

Placing added emphasis on top-down macro analysis, and incorporating it into our investments as a result of lessons learned from recent market events. Our goal is to better understand secular forces that could have an impact on our bond portfolios.

Given these changes, it is our firm belief that the Fund is better positioned to deliver the type of consistent, risk-adjusted results that will reward its shareholders over time.

Portfolio performance summary

What worked

•

An underweight to US Treasuries was a positive for performance. Given numerous flights to quality, US Treasuries outperformed the spread sectors (that is, non-Treasury sectors) in 2008. However, our analysis indicated that Treasuries were overvalued, and the Fund held an underweight position throughout the reporting period. This contributed to relative results as Treasury yields rose (and their prices fell) during the reporting period as investors favored the higher-yielding spread sectors.

•

An overweight to commercial mortgage-backed securities (CMBS) was positive for Fund performance. Within the CMBS sector, we favored AAA-rated securities at the top of the capital structure, as we felt they were attractively valued.[1] This benefited the Fund’s results as CMBS rallied during the six-month reporting period.

[1]	AAA is the highest rating assigned by Standard & Poor’s Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

100

UBS U.S. Bond Relationship Fund

What didn’t work

•

An underweight to the investment grade corporate bond sector at the beginning of the reporting period was negative for Fund performance. Corporate bond spreads—that is, the difference between the yields paid on these securities versus those paid on US Treasuries—narrowed sharply during the reporting period, following their poor results in 2008. As the reporting period continued, however, we increased the Fund’s exposure to this area.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

101

UBS U.S. Bond Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended June 30, 2009	6 months	1 year	5 years	Inception(1)
UBS U.S. Bond Relationship Fund	2.38%	2.10%	1.98%	4.63%
Barclays Capital US Aggregate Index(2)	1.90	6.05	5.01	6.25

(1)	Inception date of UBS U.S. Bond Relationship Fund is April 28, 2000.

(2)

The Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) is an unmanaged index of the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

102

UBS U.S. Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)(1)

As of June 30, 2009

Percentage of net assets
US Treasury Notes, 0.875%, due 04/30/11	8.1%
US Treasury Notes, 2.625%, due 06/30/14	5.3
Federal National Mortgage Association, 5.000%, TBA	4.9
Federal National Mortgage Association Pools, #990279, 5.000%, due 10/01/38	3.2
US Treasury Notes, 2.250%, due 05/31/14	3.0
US Treasury Bonds, 3.500%, due 02/15/39	2.4
Federal National Mortgage Association, 1.875%, due 04/20/12	2.2
Federal National Mortgage Association Pools, #900568, 6.000%, due 09/01/36	2.0
Federal National Mortgage Association Pools, #888016, 5.500%, due 05/01/36	2.0
Federal Home Loan Bank, 5.000%, due 11/17/17	1.9
Total	35.0%

(1)	Figures represent the direct investments of the UBS U.S. Bond Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets

As of June 30, 2009

Bonds
Corporate bonds
Aerospace & defense	0.21%
Commercial banks	0.57
Commercial services & supplies	0.08
Consumer finance	0.09
Diversified financial services	0.89
Diversified telecommunication services	0.25
Electric utilities	0.10
Food products	0.10
Household products	0.10
Insurance	0.18
Media	0.13
Oil, gas & consumable fuels	0.19
Pharmaceuticals	0.11
Real estate investment trusts (REITs)	0.12
Road & rail	0.05
Software	0.20
Wireless telecommunication services	0.10

Total corporate bonds	3.47
Asset-backed securities	5.13
Commercial mortgage-backed securities	8.10
Mortgage & agency debt securities	45.18
US government obligations	20.46

Total bonds	82.34
Investment company UBS Corporate Bond Relationship Fund	17.65
Short-term investment	5.94

Total investments	105.93
Liabilities, in excess of cash and other assets	(5.93)

Net assets	100.00%

(2)

Figures represent the industry breakdown of direct investments of the UBS U.S. Bond Relationship Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

103

UBS U.S. Bond Relationship Fund —Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Bonds — 82.34%
Corporate bonds — 3.47%
Bermuda — 0.16%
Qtel International Finance Ltd., 6.500%, due 06/10/14(1)	$45,000	$45,738

France — 0.09%
France Telecom SA, 4.375%, due 07/08/14	25,000	25,195

United Kingdom — 0.20%
Barclays Bank PLC, 6.750%, due 05/22/19	30,000	29,753
Vodafone Group PLC, 5.450%, due 06/10/19	30,000	29,501

Total United Kingdom corporate bonds		59,254

United States — 3.02%
Allstate Corp., 7.450%, due 05/16/19	25,000	27,047
Anadarko Petroleum Corp., 6.450%, due 09/15/36	35,000	31,462
BAE Systems Holdings, Inc., 4.950%, due 06/01/14(1)	30,000	30,154
Bank of America Corp., 7.625%, due 06/01/19	45,000	45,201
Browning-Ferris Industries, Inc., 7.400%, due 09/15/35	25,000	23,410
Capital One Financial Corp., 7.375%, due 05/23/14	25,000	25,780
Citibank NA, 1.500%, due 07/12/11	135,000	135,349
Citigroup, Inc., 6.125%, due 05/15/18	115,000	100,586
Express Scripts, Inc., 6.250%, due 06/15/14	30,000	31,743
Fortune Brands, Inc., 6.375%, due 06/15/14	30,000	29,829
Goldman Sachs Group, Inc., 7.500%, due 02/15/19	35,000	37,477
International Lease Finance Corp., 6.625%, due 11/15/13	25,000	19,243
JPMorgan Chase & Co., 6.300%, due 04/23/19	45,000	45,262
Kellogg Co., 4.450%, due 05/30/16	30,000	30,025
Lehman Brothers Holdings, Inc., 6.750%, due 12/28/17(2)	55,000	5
6.875%, due 05/02/18(2)	30,000	4,800
Microsoft Corp., 5.200%, due 06/01/39	30,000	29,199
News America, Inc., 6.200%, due 12/15/34	10,000	8,537
Nisource Finance Corp., 10.750%, due 03/15/16	25,000	27,730
Norfolk Southern Corp., 5.900%, due 06/15/19	15,000	15,545
Northrop Grumman Systems Corp., 7.875%, due 03/01/26	25,000	29,577
Oracle Corp., 6.125%, due 07/08/39	30,000	29,800

Security description	Face amount	Value

United States — (concluded)
Pemex Project Funding Master Trust, 5.750%, due 03/01/18	$25,000	$23,000
ProLogis, 5.625%, due 11/15/15	25,000	19,823
Simon Property Group LP, 5.375%, due 06/01/11	15,000	15,034
Time Warner Cable, Inc., 6.550%, due 05/01/37	30,000	28,766
Travelers Cos., Inc., 6.250%, due 06/15/37	25,000	25,891
Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17(2),(3),(4),(5),(6)	100,000	1,250

Total United States corporate bonds		871,525

Total corporate bonds (cost $1,165,761)		1,001,712

Asset-backed securities — 5.13%
United States — 5.13%
American Express Credit Account Master Trust, Series 2006-1, Class C, 0.599%, due 12/15/13(1),(5)	125,000	113,664
Asset Backed Funding Certificates , Series 2006-OPT3, Class A3A, 0.374%, due 11/25/36(5)	48,138	46,014
Chase Issuance Trust, Series 2007-A16, Class A16, 0.929%, due 06/16/14(5)	300,000	290,463
Series 2009-A3, Class A3, 2.400%, due 06/17/13	200,000	198,570
Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, 0.538%, due 01/09/12(5)	75,000	73,796
Series 2006-C2, Class C2, 5.700%, due 05/15/13	50,000	49,648
Countrywide Asset-Backed Certificates, Series 2004-SD1, Class A1, 0.654%, due 06/25/33(1),(5)	126,337	81,917
Ford Credit Auto Owner Trust, Series 2007-B, Class A3A, 5.150%, due 11/15/11	80,000	82,028
Harley-Davidson Motorcycle Trust, Series 2007-3, Class B, 6.040%, due 08/15/14	400,000	270,464
MBNA Credit Card Master Note Trust, Series 2006-B1, Class B1, 0.539%, due 07/15/15(5)	110,000	96,572
Series 2002-C1, Class C1, 6.800%, due 07/15/14	150,000	145,772
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-A, Class A1, 1.414%, due 10/25/27(5)	24,416	22,551
Merrill Lynch Mortgage Investors, Inc., Series 2006-SL1, Class A, 0.494%, due 09/25/36(5)	35,198	7,347

Total asset-backed securities (cost $1,555,212)		1,478,806

104

UBS U.S. Bond Relationship Fund — Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Commercial mortgage-backed securities — 8.10%
United States — 8.10%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A4, 5.356%, due 10/10/45	$150,000	$118,150
Series 2007-4, Class AM, 6.002%, due 02/10/51(5)	150,000	74,866
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A2, 4.945%, due 02/11/41	189,317	187,544
Series 2006-PW12, Class A4, 5.903%, due 09/11/38(5)	100,000	86,967
Series 2000-WF2, Class A2, 7.320%, due 10/15/32(5)	151,780	155,452
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, due 10/15/49	175,000	139,965
Series 2007-C6, Class AM, 5.888%, due 12/10/49(5)	400,000	215,240
Commercial Mortgage Pass Through Certificates, Series 2006-CN2A, Class A2FX, 5.449%, due 02/05/19(1)	125,000	106,146
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, due 03/10/39	175,000	139,495
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A2, 5.479%, due 11/10/39	80,000	74,670
Series 2006-GG6, Class AM, 5.622%, due 04/10/38(5)	150,000	86,900
Series 2007-GG10, Class A2, 5.778%, due 08/10/45(5)	125,000	115,961
Series 2007-GG10, Class A4, 5.993%, due 08/10/45(5)	655,000	494,964
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class B, 5.525%, due 07/12/46(5)	125,000	16,563
Salomon Brothers Mortgage Securities VII, Inc., Series 2000-C1, Class A2, 7.520%, due 12/18/09(5)	126,968	127,746
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM, 5.466%, due 01/15/45(5)	175,000	99,952
Series 2006-C27, Class A2, 5.624%, due 07/15/45	100,000	93,473

Total commercial mortgage-backed securities (cost $2,344,063)		2,334,054

Mortgage & agency debt securities — 45.18%
United States — 45.18%
Banc of America Funding Corp., Series 2006-H, Class B1, 6.005%, due 09/20/46(3),(5)	840,238	28,904

Security description	Face amount	Value

United States — (continued)
Citicorp Mortgage Securities, Inc., Series 1994-3, Class A13, 6.500%, due 02/25/24	$80,722	$79,616
Federal Home Loan Bank, 5.000%, due 11/17/17	500,000	532,057
Federal Home Loan Mortgage Corp.,† 3.750%, due 03/27/19	500,000	491,322
4.500%, TBA	150,000	149,297
Federal Home Loan Mortgage Corp. Gold Pools,† #A82849, 5.000%, due 11/01/38	444,604	452,828
#E91473, 5.500%, due 09/01/17	270,012	283,859
#B15816, 5.500%, due 07/01/19	229,015	240,125
#A16827, 5.500%, due 12/01/33	152,520	158,214
#G04121, 5.500%, due 04/01/38	259,009	267,748
#G04458, 5.500%, due 06/01/38	160,340	165,741
#G04567, 5.500%, due 07/01/38	210,557	217,649
#G04684, 5.500%, due 09/01/38	168,543	174,220
#C00742, 6.500%, due 04/01/29	5,304	5,698
#G01717, 6.500%, due 11/01/29	244,019	262,287
#G01449, 7.000%, due 07/01/32	221,375	240,308
#C00335, 7.500%, due 05/01/24	5,266	5,732
#D66838, 8.000%, due 09/01/25	519	573
Federal National Mortgage Association,† 1.875%, due 04/20/12	635,000	637,582
2.500%, due 05/15/14	220,000	216,277
2.750%, due 03/13/14	415,000	414,112
2.875%, due 12/11/13	285,000	287,340
4.500%, TBA	300,000	299,344
5.000%, TBA	1,400,000	1,425,375
5.250%, due 08/01/12	45,000	46,760
Federal National Mortgage Association Pools,†
#AA4319, 4.500%, due 04/01/39	354,315	354,035
#745336, 5.000%, due 03/01/36	322,727	329,724
#990279, 5.000%, due 10/01/38	907,895	925,824
#AA0834, 5.000%, due 01/01/39	335,000	341,616
#244450, 5.500%, due 11/01/23	47,716	49,868
#688066, 5.500%, due 03/01/33	211,677	220,467
#888016, 5.500%, due 05/01/36	550,275	570,131
#991434, 5.500%, due 12/01/38	500,000	516,842
#408267, 6.000%, due 03/01/28	11,907	12,594
#323715, 6.000%, due 05/01/29	7,376	7,800
#708631, 6.000%, due 06/01/33	86,460	91,832
#900568, 6.000%, due 09/01/36	545,980	571,925
#948631, 6.000%, due 08/01/37	238,075	249,165
#933778, 6.000%, due 04/01/38	147,632	154,477
#984500, 6.000%, due 06/01/38	152,549	159,623
#990740, 6.000%, due 09/01/38	213,207	223,094
#619809, 7.000%, due 11/01/31	17,414	19,078
#578040, 7.500%, due 05/01/31	11,883	12,999
#124560, 8.000%, due 11/01/22	1,927	2,099
#411887, 8.000%, due 09/01/27	3,471	3,808
#7237, 9.500%, due 11/01/09	994	1,010
Federal National Mortgage Association Whole Loan,† Series 1995-W3, Class A, 9.000%, due 04/25/25	568	580

105

UBS U.S. Bond Relationship Fund — Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Mortgage & agency debt securities — (concluded)
United States — (concluded)
Government National Mortgage Association Pools,
#701813, 4.500%, due 04/15/39	$274,274	$274,349
#2687, 6.000%, due 12/20/28	99,941	104,564
#2794, 6.000%, due 08/20/29	11,717	12,249
#486873, 6.500%, due 01/15/29	2,775	2,995
#781029, 6.500%, due 05/15/29	5,451	5,884
#781276, 6.500%, due 04/15/31	151,324	163,358
#780204, 7.000%, due 07/15/25	5,582	6,067
#421828, 7.000%, due 04/15/26	12,799	13,949
#2796, 7.000%, due 08/20/29	449,632	489,603
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class LB1, 5.787%, due 07/25/37(5)	423,632	48,742

Total mortgage & agency debt securities (cost $13,960,200)		13,023,319

US government obligations — 20.46%
US Treasury Bonds, 3.500%, due 02/15/39	795,000	687,429
US Treasury Inflation Indexed Bonds (TIPS), 1.375%, due 07/15/18	325,000	311,540
US Treasury Notes, 0.875%, due 04/30/11	2,330,000	2,323,173
0.875%, due 05/31/11	190,000	189,318
2.250%, due 05/31/14	865,000	853,374
2.625%, due 06/30/14	1,515,000	1,519,742
3.125%, due 05/15/19	15,000	14,508

Total US government obligations (cost $5,888,898)		5,899,084

Total bonds (cost $24,914,134)		23,736,975

Security description	Units	Value

Investment company — 17.65%
UBS Corporate Bond Relationship Fund*(7) (cost $4,452,749)	427,315	$5,089,199

Short-term investment — 5.94%
Investment company — 5.94%
UBS Cash Management Prime Relationship Fund, 0.384%(7),(8) (cost $1,711,005)	1,711,005	1,711,005

Total investments — 105.93% (cost $31,077,888)		30,537,179
Liabilities, in excess of cash and other assets — (5.93%)		(1,708,395)

Net assets — 100.00%		$28,828,784

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $31,077,888; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,168,370
Gross unrealized depreciation	(1,709,079)

Net unrealized depreciation of investments	$(540,709)

†	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $377,619 or 1.31% of net assets.

(2)	Security is in default.
(3)	Security is illiquid. At June 30, 2009, these securities amounted to $30,154 or 0.10% of net assets.
(4)	Perpetual bond security. The maturity date reflects the next call date.
(5)	Floating rate security. The interest rates shown are the current rates as of June 30, 2009.

106

UBS U.S. Bond Relationship Fund — Portfolio of investments June 30, 2009 (unaudited)

(6)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of June 30, 2009, is considered illiquid and restricted. (See restricted security table below for more information.)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/09 Market value	06/30/09 Market value as a percentage of net assets
Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17	11/02/07	$93,500	0.32%	$1,250	0.00	%(a)

(a)	Amount represents less than 0.005%.
(7)	Investment in affiliated mutual fund.
(8)	The rate shown reflects the yield at June 30, 2009.

GS	Goldman Sachs
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Futures contracts

UBS U.S. Bond Relationship Fund had the following open futures contracts as of June 30, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
10 Year US Treasury Notes, 41 contracts (USD)	September 2009	$4,770,477	$4,766,891	$(3,586)
US treasury futures sell contracts:
5 Year US Treasury Notes, 58 contracts (USD)	September 2009	(6,663,569)	(6,653,688)	9,881

Net unrealized appreciation on futures contracts				$6,295

Currency type abbreviation:

USD	United States Dollar

Swap agreements

UBS U.S. Bond Relationship Fund had outstanding interest rate swap agreements with the following terms as of June 30, 2009:

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payment (made)/ received	Value	Unrealized appreciation/ (depreciation)
Citigroup Global Markets Ltd.	USD	4,300,000	08/15/16	4.3400	%(1)	0.8831	%(2)	$124,211	$(316,905)	$(192,694)
Credit Suisse	USD	13,200,000	01/13/10	1.1388	(2)	0.6894	(3)	—	395	395
Deutsche Bank AG	USD	7,100,000	11/30/13	—	(4)	2.9400	(1)	—	7,588	7,588
Deutsche Bank AG	USD	13,200,000	01/13/19	0.3281	(3)	1.1388	(2)	—	52,324	52,324
Merrill Lynch International	USD	15,600,000	01/13/10	1.1388	(2)	0.6894	(3)	—	467	467
Merrill Lynch International	USD	15,600,000	01/13/19	0.3294	(3)	1.1388	(2)	—	60,164	60,164

								$124,211	$(195,967)	$(71,756)

(1)	Payments made or received are based on the notional amount.
(2)	Rate based on 3 month LIBOR (USD BBA).
(3)	Rate based on 1 month LIBOR (USD BBA).
(4)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2009.
BBA	British Banking Association
LIBOR	London Interbank Offered Rate.

107

UBS U.S. Bond Relationship Fund — Portfolio of investments June 30, 2009 (unaudited)

Currency type abbreviation:

USD	United States Dollar

Written option activity for the period ended June 30, 2009 for UBS U.S Bond Relationship Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at December 31, 2008	62	$24,046
Options written	—	—
Options terminated in closing purchase transactions	(62)	(24,046)
Options expired prior to exercise	—	—

Options outstanding at June 30, 2009	—	$—

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments:

Measurements at 06/30/09

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$1,000,462	$1,250	$1,001,712
Asset-backed securities	—	1,478,806	—	1,478,806
Commercial mortgage-backed securities	—	2,334,054	—	2,334,054
Mortgage & agency debt securities	—	13,023,319	—	13,023,319
US government obligations	—	5,899,084	—	5,899,084
Investment company	—	5,089,199	—	5,089,199
Short-term investment	—	1,711,005	—	1,711,005
Other financial instruments(1)	6,295	(71,756)	—	(65,461)

Total	$6,295	$30,464,173	$1,250	$30,471,718

(1)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Corporate bonds	Total
Assets
Beginning balance	$0	$0
Total gains or losses (realized/unrealized) included in earnings(a)	0	0
Purchases, sales, issuances, and settlements (net)	0	0
Transfers in and/or out of Level 3	1,250	1,250

Ending balance	$1,250	$1,250

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09.	$(92,250)	$(92,250)

(a)	Does not include unrealized losses of $92,250 related to transferred assets, presented at their end of period values.

108	See accompanying notes to financial statements.

UBS Cash Management Prime Relationship Fund

Portfolio performance

For the six months ended June 30, 2009, UBS Cash Management Prime Relationship Fund (the “Fund”) returned 0.45%, compared to the 0.05% return of the Citigroup US Treasury Bills 30-Day Rate (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

Portfolio performance summary

•

Throughout the reporting period, we emphasized liquidity, increasing the Fund’s holdings of overnight securities. Given the issues impacting the credit markets, we sought to maintain a high degree of liquidity in the Fund in order to minimize pricing volatility and to meet redemption requests. We did so by investing a significant portion of the Fund’s new investments in shorter-dated money market securities maturing within one to three months.

•

The Fund’s portfolio remained highly diversified by both weighted average maturity and security type. At the security level, we maintained a greater than usual level of diversification over the reporting period by investing in smaller positions. While the Fund is generally able to hold up to 5.00% in any one security (subject to certain exceptions), we typically purchased no more than 1.00% to 2.00% in any one nongovernment issuer, as part of our efforts to reduce risk and keep the Fund highly liquid.

•

We increased the Fund’s exposure to asset-backed commercial paper (ABCP) throughout the reporting period. This move followed measures taken by the Fed to improve the liquidity of asset-backed commercial paper in response to the turmoil in the credit markets.

•

In addition, we largely maintained the Fund’s exposure to US government and agency obligations, while decreasing its exposure to certificates of deposit and repurchase agreements over the period. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

109

UBS Cash Management Prime Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Short-term investments — 99.97%
Certificates of deposit — 7.36%
Bank of Nova Scotia, 1.100%, due 05/11/10	$2,000,000	$2,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.300%, due 07/30/09	10,000,000	10,000,000
BNP Paribas, 0.500%, due 11/25/09	4,000,000	4,000,000
3.180%, due 08/24/09	10,000,000	10,000,000
Deutsche Bank AG, 0.610%, due 07/27/09	5,000,000	5,000,000
Rabobank Nederland NV, 0.520%, due 12/07/09	3,500,000	3,500,000
Royal Bank of Scotland PLC, 0.330%, due 07/10/09	10,000,000	10,000,000
Svenska Handelsbanken, Inc., 0.350%, due 08/24/09	6,000,000	6,000,000

Total certificates of deposit (cost $50,500,000)		50,500,000

Commercial paper — 26.17%
ANZ National International Ltd., 0.501%, due 08/10/09(1),(2)	10,000,000	9,994,445
Atlantic Asset Securitization LLC, 0.380%, due 07/06/09(1),(2)	5,000,000	4,999,736
0.501%, due 07/17/09(1),(2)	10,000,000	9,997,778
Bank of Nova Scotia, 0.431%, due 11/17/09(1)	1,750,000	1,747,095
Barton Capital Corp., 0.270%, due 07/15/09(1),(2)	10,000,000	9,998,950
Calyon North America, Inc., 0.410%, due 09/01/09(1)	7,000,000	6,995,057
Clipper Receivables Co. LLC, 0.250%, due 07/14/09(1),(2)	6,000,000	5,999,458
0.300%, due 08/03/09(1),(2)	8,000,000	7,997,800
Danske Corp., Series A, 0.410%, due 08/18/09(1),(2)	10,000,000	9,994,533
Dexia Delaware LLC, 0.350%, due 07/02/09(1)	8,000,000	7,999,922
Eksportfinans A/S, 0.180%, due 07/01/09(1),(2)	7,000,000	7,000,000
Enterprise Funding Co. LLC, 0.310%, due 07/10/09(1),(2)	9,226,000	9,225,285
ING US Funding LLC , 0.993%, due 07/13/09(1)	10,000,000	9,996,700
JPMorgan Chase Funding, Inc., 0.310%, due 09/03/09(1),(2)	7,000,000	6,996,142
0.501%, due 11/09/09(1),(2)	3,500,000	3,493,632
Nestle Capital Corp., 0.653%, due 02/16/10(1),(2)	1,500,000	1,493,771
Proctor & Gamble International Funding SCA, 0.190%, due 09/02/09(1)	15,000,000	14,995,013
Sheffield Receivables Corp., 0.280%, due 08/06/09(1),(2)	3,500,000	3,499,020
0.300%, due 07/08/09(1),(2)	14,000,000	13,999,183
Societe Generale North America, Inc., 0.581%, due 08/04/09(1)	8,000,000	7,995,618

Security description	Face amount	Value

Commercial paper — (concluded)
Svenska Handelsbanken, Inc., Series S, 0.541%, due 08/05/09(1)	$10,000,000	$9,994,750
Thames Asset Global Securitization, Inc., 0.280%, due 07/07/09(1),(2)	15,042,000	15,041,298

Total commercial paper (cost $179,455,186)		179,455,186

Funding agreement — 2.92%
MetLife, 0.600%, due 08/03/09(3),(4) (cost $20,000,000)	20,000,000	20,000,000

US master note — 1.90%
Bank of America Securities LLC, 0.740%, due 12/01/24(3) (cost $13,000,000)	13,000,000	13,000,000

Short-term corporate obligations — 7.44%
HSBC USA, Inc., 1.559%, due 10/15/09(3)	16,000,000	16,000,000
Lloyds Banking Group PLC, 1.286%, due 08/07/09(3),(5)	13,000,000	13,000,000
Toyota Motor Credit Corp., 0.670%, due 07/10/09(3)	12,000,000	12,000,000
Wells Fargo Bank NA, 0.413%, due 08/19/09(3)	10,000,000	10,000,000

(cost $51,000,000)		51,000,000

Mortgage & agency debt securities — 3.64%
Federal Home Loan Bank, 2.820%, due 07/10/09	15,000,000	15,000,000
Federal Home Loan Mortgage Corp.,† 0.630%, due 01/08/10(3)	10,000,000	10,000,000

Total mortgage & agency debt securities (cost $25,000,000)		25,000,000

US government agency obligations — 8.45%
Federal Home Loan Bank Discount Notes, 0.200%, due 07/08/09(1)	15,000,000	14,999,417
0.451%, due 07/13/09(1)	5,000,000	4,999,250
Federal Home Loan Mortgage Corp. Discount Notes, † 0.210%, due 09/08/09(1)	18,000,000	17,992,755
0.240%, due 08/03/09(1)	10,000,000	9,997,800
Federal National Mortgage Association Discount Notes, † 0.295%, due 11/16/09(1)	10,000,000	9,988,691

Total US government agency obligations (cost $57,977,913)		57,977,913

US government obligations — 7.87%
US Treasury Bills, 0.173%, due 07/16/09	14,000,000	13,998,994
0.187%, due 08/06/09	20,000,000	19,996,270
0.235%, due 11/19/09	20,000,000	19,981,591

Total US government obligations (cost $53,976,855)		53,976,855

110

UBS Cash Management Prime Relationship Fund—Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Short-term investments — (concluded)
Repurchase agreements — 34.22%
Repurchase Agreement dated 06/30/09 with Deutsche Bank, 0.080%, due 07/01/09 collateralized by $172,707,000, various Government Agencies, 3.63% to 5.63%, due 08/15/11 to 01/18/11; (value — $137,394,220); proceeds: $134,700,299	$134,700,000	$134,700,000
Repurchase Agreement dated 06/30/09 with Barclay’s Capital, Inc., 0.080%, due 07/01/09 collateralized by $103,103,000, various Government Agencies, 6.06% to 6.38%, due 01/15/18 to 11/01/19; (value — $102,000,602); proceeds: $100,000,222	100,000,000	100,000,000

(cost $234,700,000)		234,700,000

Total investments — 99.97% (cost $685,609,954)(6)		685,609,954
Cash and other assets, less liabilities — 0.03%		208,267

Net assets — 100.00%		$685,818,221

Notes to portfolio of investments

†	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by these organizations.
(1)	Interest rates shown are the discount rates at date of purchase.
(2)

Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $119,731,031 or 17.46% of net assets.

(3)	Variable rate securities. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of June 30, 2009 and reset periodically.
(4)	Security is illiquid. At June 30, 2009, this security amounted to $20,000,000 or 2.92% of net assets.
(5)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of this security amounted to $13,000,000 or 1.90% of net assets.

(6)	Aggregate cost for federal income tax purposes was the same for book purposes.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments:

Measurements at 06/30/09

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Certificates of deposit	$—	$50,500,000	$—	$50,500,000
Commercial paper	—	179,455,186	—	179,455,186
Funding agreement	—	20,000,000	—	20,000,000
US master note	—	13,000,000	—	13,000,000
Short-term corporate obligations	—	51,000,000	—	51,000,000
Mortgage & agency debt securities	—	25,000,000	—	25,000,000
US government agency obligations	—	57,977,913	—	57,977,913
US government obligations	—	53,976,855	—	53,976,855
Repurchase agreements	—	234,700,000	—	234,700,000

Total	$—	$685,609,954	$—	$685,609,954

See accompanying notes to financial statements.	111

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Portfolio performance

For the six months ended June 30, 2009, UBS U.S. Treasury Inflation Protected Securities Relationship Fund (the “Fund”) returned 5.23%. For comparison purposes, the Citigroup Inflation Linked Securities Index (the “Index”) returned 4.72% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s outperformance versus its benchmark was largely due to security selection. The Fund’s duration did not significantly impact its performance during the reporting period as a whole.

Portfolio performance summary

•

Security selection enhanced the Fund’s performance. An overweight to conventional (nominal) Treasuries—which pay a set rate of interest—and an underweight to Treasury inflation-protected securities (TIPS) was an overall positive for performance.

•	The Fund’s overweight to TIPS with three- to five-year and 20-year maturities benefited performance during the reporting period as these areas of the yield curve outperformed.

•	An underweight to TIPS with seven- to 10-year maturities enhanced the Fund’s relative results as these securities lagged the Index over the six-month period.

•

A long duration position contributed to performance at the end of the reporting period. While the Fund’s long duration positioning relative to the Index detracted from performance during much of the reporting period, this negative impact was erased in June 2009 as yields declined. Duration is a measure of a portfolio’s sensitivity to changes in interest rates.

•

An underweight to short duration TIPS was not rewarded during the period. The Fund’s underweight exposure to TIPS with one- to two-year maturities detracted from results as they performed well as fears of deflation gave way to concerns regarding future inflation. This change in sentiment was triggered by signs that the economy may be bottoming, coupled with rising commodity prices and the potential inflationary impact of the US government’s stimulus programs.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

112

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended June 30, 2009	6 months	1 year	Inception(1)
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	5.23%	1.14%	7.37%
Citigroup Inflation Linked Securities Index(2)	4.72	(1.30)	5.81

(1)	Inception date of UBS U.S. Treasury Inflation Protected Securities Relationship Fund is July 27, 2007.

(2)

The Citigroup Inflation Linked Securities Index is a broad based index comprised of US Treasury securities that measures the return of debentures with fixed rate coupon payments that adjust for inflation as measured by the Consumer Price Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

113

UBS U. S. Treasury Inflation Protected Securities Relationship Fund

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2009

Bonds
US government obligations	98.24%

Total bonds	98.24
Short-term investment	1.05

Total investments	99.29
Cash and other assets, less liabilities	0.71

Net assets	100.00%

114

UBS U. S. Treasury Inflation Protected Securities Relationship Fund— Portfolio of investments June 30, 2009 (unaudited)

Security description	Face amount	Value

Bonds — 98.24%
US government obligations — 98.24%
US Treasury Inflation Indexed Bonds (TIPS), 1.750%, due 01/15/28	$3,380,000	$3,246,878
2.000%, due 01/15/26	700,000	736,319
3.375%, due 04/15/32	185,000	278,924
US Treasury Inflation Indexed Notes (TIPS), 1.250%, due 04/15/14	1,000,000	1,004,062
1.375%, due 07/15/18	1,500,000	1,437,879
1.625%, due 01/15/15	1,000,000	1,111,524
1.875%, due 07/15/13	1,200,000	1,428,938
2.375%, due 04/15/11	1,200,000	1,327,469
2.500%, due 07/15/16	1,200,000	1,330,039
3.000%, due 07/15/12	1,550,000	1,947,416
US Treasury Notes, 3.125%, due 05/15/19	200,000	193,438

Total bonds/US government obligations (cost $13,597,192)		14,042,886

Security description	Units	Value
Short-term investment — 1.05%
Investment company — 1.05%
UBS Cash Management Prime Relationship Fund, 0.384%(1),(2) (cost $149,678)	149,678	$149,678

Total investments — 99.29% (cost $13,746,870)		14,192,564
Cash and other assets, less liabilities — 0.71%		101,635

Net assets — 100.00%		$14,294,199

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $13,746,870; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$577,570
Gross unrealized depreciation	(131,876)

Net unrealized appreciation of investments	$445,694

(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2009.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments:

Measurements at 06/30/09

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$14,042,886	$—	$14,042,886
Short-term investment	—	149,678	—	149,678

Total	$—	$14,192,564	$—	$14,192,564

See accompanying notes to financial statements.	115

UBS Relationship Funds June 30, 2009 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 to June 30, 2009.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Please note that the UBS Global (ex-U.S.) All Cap Growth Relationship Fund commenced operations on April 30, 2009, therefore “Actual” expenses paid during the period reflect activity from April 30, 2009 through June 30, 2009.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2009 to June 30, 2009.

116

UBS Relationship Funds June 30, 2009 (unaudited)

	Beginning account value January 1, 2009	Ending account value June 30, 2009	Expenses paid during period* 01/01/09-06/30/09	Expense ratio during period
UBS Global Securities Relationship Fund
Actual	$1,000.00	$1,111.90	$0.32	0.0617%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.49	0.31	0.0617%

UBS Emerging Markets Equity Completion Relationship Fund
Actual	1,000.00	1,450.90	3.04	0.5000%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.32	2.51	0.5000%

UBS Emerging Markets Equity Relationship Fund
Actual	1,000.00	1,371.90	1.34	0.2272%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.67	1.14	0.2272%

UBS Global (ex-U.S.) All Cap Growth Relationship Fund(1)
Actual	1,000.00	1,000.00	0.15	0.0896%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.35	0.45	0.0896%

UBS International Equity Relationship Fund
Actual	1,000.00	1,127.30	0.89	0.1678%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.96	0.84	0.1678%

UBS Small-Cap Equity Relationship Fund
Actual	1,000.00	1,138.40	0.64	0.1200%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.20	0.60	0.1200%

UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	1,091.50	5.91	1.1387%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.15	5.70	1.1387%

UBS U.S. Large Cap Equity Relationship Fund
Actual	1,000.00	1,070.50	0.62	0.1200%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.20	0.60	0.1200%

UBS U.S. Large Cap Growth Equity Relationship Fund
Actual	1,000.00	1,167.70	0.64	0.1200%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.20	0.60	0.1200%

UBS Corporate Bond Relationship Fund
Actual	1,000.00	1,062.70	0.51	0.1000%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.30	0.50	0.1000%

UBS High Yield Relationship Fund
Actual	1,000.00	1,166.90	0.50	0.0925%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.34	0.46	0.0925%

UBS Opportunistic Emerging Markets Debt Relationship Fund
Actual	1,000.00	1,449.30	3.04	0.5000%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.32	2.51	0.5000%

(1)

The Fund commenced operations on April 30, 2009. Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 61 divided by 365 (to reflect actual days in the period for the actual example) and multiplied by 181 divided by 365 (to reflect the one-half period for the hypothetical example).

117

UBS Relationship Funds June 30, 2009 (unaudited)

	Beginning account value January 1, 2009	Ending account value June 30, 2009	Expenses paid during period* 01/01/09-06/30/09	Expense ratio during period
UBS U.S. Bond Relationship Fund
Actual	1,000.00	1,023.80	0.50	0.1000%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.30	0.50	0.1000%

UBS Cash Management Prime Relationship Fund
Actual	1,000.00	1,004.50	0.11	0.0226%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.68	0.11	0.0226%

UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Actual	1,000.00	1,052.30	0.31	0.0616%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.49	0.31	0.0616%

*	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

118

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119

UBS Relationship Funds—Financial statements

Statements of assets and liabilities June 30, 2009 (unaudited)	UBS Relationship Funds
	Global Securities Fund	Emerging Markets Equity Completion Fund	Emerging Markets Equity Fund	Global (ex-U.S.) All Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$1,114,312,778	$11,400,532	$379,833,444	$469,246,482
Affiliated issuers	632,924,560	273,453	1,675,026	9,913,521
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	23,845,154	—	—	—
Foreign currency, at cost	2,623,905	102,636	16,374,975	1,223,886

	$1,773,706,397	$11,776,621	$397,883,445	$480,383,889

Investments, at value:
Unaffiliated issuers	$1,004,466,172	$14,554,437	$428,051,489	$499,474,903
Affiliated issuers	673,453,333	273,453	1,675,026	9,913,521
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	23,845,154	—	—	—
Foreign currency, at value	2,632,607	103,181	16,400,531	1,221,273
Cash	—	—	—	50,431
Receivables:
Investment securities sold	5,581,897	—	31,678,036	7,711,687
Due from advisor	—	5,182	—	—
Dividends	1,146,256	233,416	2,023,960	746,718
Interest	2,424,829	44,915	102,690	5,103
Fund units sold	141,191	—	—	—
Cash collateral for futures contracts	40,333,819	—	—	—
Outstanding swap agreements, at value	847,856	—	—	—
Unrealized appreciation on forward foreign currency contracts	2,364,546	—	2	—
Other assets	374,912	—	11,021	—

Total assets	1,757,612,572	15,214,584	479,942,755	519,123,636

Liabilities:
Payables:
Cash collateral from securities loaned	23,845,154	—	—	—
Investment securities purchased	3,196,360	—	20,183,950	12,164,085
Fund administration fees	14,633	12,167	14,683	14,939
Fund units redeemed	12,901,893	—	16,820,340	—
Custody and fund accounting fees	147,222	12,308	71,135	25,819
Dividends payable for investments sold short	—	—	—	—
Trustees' fees	—	636	—	—
Due to custodian	747,555	601	3,154,606	—
Variation margin	1,577,802	—	—	—
Accrued expenses	26,615	14,893	34,373	10,019
Investments sold short, at value(2)	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	3,820,023	—	—	—

Total liabilities	46,277,257	40,605	40,279,087	12,214,862

Net assets	$1,711,335,315	$15,173,979	$439,663,668	$506,908,774

Units outstanding	66,499,445	1,336,405	17,515,400	45,206,157

Net asset value, offering and redemption price per unit(3)	$25.7346	$11.3543	$25.1015	$11.2133

(1)	The market value of securities loaned by UBS Global Securities Relationship Fund and UBS Small-Cap Equity Relationship Fund, as of June 30, 2009 was $71,070,952 and $5,869,004, respectively.
(2)	Proceeds from investments sold short for UBS U.S. Equity Alpha Relationship Fund were $68,171,256.
(3)

Maximum offering price per unit for UBS Emerging Markets Equity Relationship Fund is $25.2898 (net asset value, plus 0.75% of offering price.) Redemption price per unit for UBS Emerging Markets Equity Relationship Fund is $24.9132 (net asset value, less 0.75% of net asset value).

120	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds
International Equity Fund	Small-Cap Equity Fund	U.S. Equity Alpha Fund	U.S. Large Cap Equity Fund	U.S. Large Cap Growth Equity Fund

$43,268,572	$159,166,529	$384,441,004	$55,290,915	$83,334,210
19,556	3,767,793	2,317,405	1,193,809	296,284
—	6,002,011	—	—	—
359,576	—	—	—	—

$43,647,704	$168,936,333	$386,758,409	$56,484,724	$83,630,494

$39,399,778	$144,769,003	$339,430,715	$51,068,768	$84,461,734
19,556	3,767,793	2,317,405	1,193,809	296,284
—	6,002,011	—	—	—
359,154	—	—	—	—
—	—	2,320,915	—	—

1,026,819	1,587,856	—	—	61,618
36,418	9,675	—	25,434	18,069
97,264	54,353	441,774	56,129	67,464
103	1,990	996	231	141
—	1,000,000	53,635	—	—
—	—	—	72,975	—
—	—	—	—	—
14,515	—	—	—	—
10	24,422	5,593	1,754	3,914

40,953,617	157,217,103	344,571,033	52,419,100	84,909,224

—	6,002,011	—	—	—
658,016	1,145,570	—	—	—
14,674	14,666	14,658	14,671	14,684
—	20,359	3,829	—	4,005
11,405	23,532	50,882	19,199	23,445
—	—	79,604	—	—
—	30	248	125	112
626	847	—	6,127	717
—	—	—	4,275	—
30,096	25,979	105,928	24,401	26,207
—	—	62,786,115	—	—
110,876	—	—	—	—

825,693	7,232,994	63,041,264	68,798	69,170

$40,127,924	$149,984,109	$281,529,769	$52,350,302	$84,840,054

3,037,852	4,791,636	34,468,722	3,851,206	9,295,004

$13.2093	$31.3012	$8.1677	$13.5932	$9.1275

121

UBS Relationship Funds—Financial statements

Statements of assets and liabilities June 30, 2009 (unaudited)	UBS Relationship Funds
	Corporate Bond Fund	High Yield Fund	Opportunistic Emerging Markets Debt Fund	U.S. Bond Fund	Cash Management Prime Fund	U.S. Treasury Inflation Protected Securities Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$428,607,026	$244,678,663	$16,276,809	$24,914,134	$450,909,954	$13,597,192
Affiliated issuers	14,847,511	—	2,545,799	6,163,754	—	149,678
Repurchase agreements, at cost	—	—	—	—	234,700,000	—
Foreign currency, at cost	—	—	37,551	—	—	—

	$443,454,537	$244,678,663	$18,860,159	$31,077,888	$685,609,954	$13,746,870

Investments, at value:
Unaffiliated issuers	$404,340,902	$239,932,458	$16,218,678	$23,736,975	$450,909,954	$14,042,886
Affiliated issuers	14,847,511	—	2,545,799	6,800,204	—	149,678
Repurchase agreements, at value	—	—	—	—	234,700,000	—
Foreign currency, at value	—	—	37,193	—	—	—
Cash	110,669	—	7,296	—	—	—
Receivables:
Investment securities sold	349,507	7,539,516	—	385,874	—	—
Due from advisor	—	—	28,029	40,040	45,308	34,763
Interest	6,239,186	5,615,889	213,315	108,323	442,508	116,458
Fund units sold	—	—	—	—	20,908	—
Variation margin	46,234	—	—	1,375	—	—
Cash collateral for futures contracts	1,067,244	—	—	27,057	—	—
Cash collateral for swap agreements	500,000	—	—	—	—	—
Outstanding swap agreements, at value(1)	3,711,611	—	622,730	120,938	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	86,538	—	—	—
Other assets	5,713	85,223	412	810	10,556	430

Total assets	431,218,577	253,173,086	19,759,990	31,221,596	686,129,234	14,344,215

Liabilities:
Payables:
Investment securities purchased	2,352,887	814,847	1,495,020	2,023,063	—	—
Fund administration fees	14,644	14,638	14,655	14,674	14,674	14,652
Custody and fund accounting fees	29,476	33,115	17,978	12,261	25,779	7,578
Dividends payable to unit holders	—	—	—	—	215,178	—
Due to broker	—	281,602	—	—	—	—
Due to custodian	—	10,106,055	—	258	24,259	591
Accrued expenses	36,006	24,308	33,473	25,651	31,123	27,195
Outstanding swap agreements, at value(1)	537,769	—	—	316,905	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	163,991	—	—	—

Total liabilities	2,970,782	11,274,565	1,725,117	2,392,812	311,013	50,016

Net assets	$428,247,795	$241,898,521	$18,034,873	$28,828,784	$685,818,221	$14,294,199

Units outstanding	35,957,939	12,450,691	1,441,689	1,903,155	685,739,318	1,246,130

Net asset value, offering and redemption price per unit	$11.9097	$19.4285	$12.5095	$15.1479	$1.00	$11.4709

(1)	Upfront payments (made)/received by UBS Corporate Bond Relationship Fund and UBS U.S. Bond Relationship Fund were $(1,433,333) and $124,211, respectively.

122	See accompanying notes to financial statements.

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123

UBS Relationship Funds—Financial statements

Statements of operations for the six months ended June 30, 2009 (unaudited)	UBS Relationship Funds
	Global Securities Fund	Emerging Markets Equity Completion Fund	Emerging Markets Equity Fund	Global (ex-U.S.) All Cap Growth Fund*
Investment Income:
Dividends	$13,499,796	$692,322	$6,017,168	$3,007,610
Interest and other	3,375,963	44,924	222	—
Affiliated interest	285,226	3,024	22,951	13,298
Securities lending-net	991,280	—	1,011	—
Foreign tax withheld	(1,478,208)	(46,325)	(344,069)	(428,859)

Total income	16,674,057	693,945	5,697,283	2,592,049

Expenses:
Administration	44,629	42,074	44,599	14,939
Custodian and fund accounting	260,895	42,401	303,343	25,819
Professional services	47,259	25,556	46,484	16,109
Shareholder reports	3,798	1,626	3,820	1,892
Trustees	51,504	8,921	18,676	3,411
Insurance	45,757	1,957	11,632	—
Dividend and interest expense for investments sold short	—	—	—	—
Other	21,281	16,661	13,649	5,278

Total operating expenses	475,123	139,196	442,203	67,448

Expenses reimbursed by advisor	—	(55,949)	—	—

Net expenses	475,123	83,247	442,203	67,448

Net investment income	16,198,934	610,698	5,255,080	2,524,601

Net realized gain/(loss) on:
Investments in unaffiliated issuers	(338,909,943)	(14,221,979)	(46,680,764)	4,602,080
Investments in affiliated issuers	(40,456,666)	—	—	—
Futures contracts	5,636,126	—	—	—
Options written	289,642	—	—	—
Investments sold short	—	—	—	—
Swap agreements	4,675,863	—	—	—
Foreign forward currency transactions	14,005,818	149,775	316,949	(155,767)

Net realized gain/(loss)	(354,759,160)	(14,072,204)	(46,363,815)	4,446,313

Change in net unrealized appreciation/(depreciation) on:
Investments	508,391,433	27,135,793	164,610,681	30,228,421
Futures contracts	3,704,824	—	—	—
Options written	(282,640)	—	—	—
Investments sold short	—	—	—	—
Swap agreements	(3,253,996)	—	—	—
Foreign forward currency contracts	(1,409,693)	—	2	—
Translation of other assets and liabilities denominated in foreign currency	(497,110)	5,942	177,805	9,419

Change in net unrealized appreciation	506,652,818	27,141,735	164,788,488	30,237,840

Net realized and unrealized gain	151,893,658	13,069,531	118,424,673	34,684,153

Net increase in net assets resulting from operations	$168,092,592	$13,680,229	$123,679,753	$37,208,754

*	For the period April 30, 2009 (commencement of operations) to June 30, 2009.

124	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds
International Equity Fund	Small-Cap Equity Fund	U.S. Equity Alpha Fund	U.S. Large Cap Equity Fund	U.S. Large Cap Growth Equity Fund

$929,758	$1,068,654	$2,781,016	$577,875	$520,810
206	—	743	—	—
997	49,965	13,623	5,416	193
67	121,875	—	—	14,769
(168,832)	—	(3,907)	—	(8,575)

762,196	1,240,494	2,791,475	583,291	527,197

44,604	44,610	44,614	44,606	44,598
43,155	35,072	44,848	23,948	23,956
34,486	28,307	32,206	27,531	27,783
3,967	3,803	3,967	3,810	3,968
8,294	12,280	12,266	8,441	9,020
1,172	5,636	5,471	1,464	2,064
—	—	1,043,917	—	—
12,689	10,180	10,783	9,948	9,846

148,367	139,888	1,198,072	119,748	121,235

(115,745)	(37,844)	—	(87,076)	(74,640)

32,622	102,044	1,198,072	32,672	46,595

729,574	1,138,450	1,593,403	550,619	480,602

(11,980,881)	(53,924,859)	(41,772,042)	(14,508,656)	(10,415,419)
—	—	—	—	—
—	—	—	195,687	—
—	—	—	—	—
—	—	7,166,076	—	—
—	—	—	—	—
272,795	—	—	—	—

(11,708,086)	(53,924,859)	(34,605,966)	(14,312,969)	(10,415,419)

15,332,886	73,292,148	56,875,056	16,684,793	21,733,249
—	—	—	(1,361)	—
—	—	—	—	—
—	—	(7,739,532)	—	—
—	—	—	—	—
132,643	—	—	—	—
1,104	—	—	—	—

15,466,633	73,292,148	49,135,524	16,683,432	21,733,249

3,758,547	19,367,289	14,529,558	2,370,463	11,317,830

$4,488,121	$20,505,739	$16,122,961	$2,921,082	$11,798,432

125

UBS Relationship Funds—Financial statements

Statements of operations for the six months ended June 30, 2009 (unaudited)	UBS Relationship Funds
	Corporate Bond Fund	High Yield Fund	Opportunistic Emerging Markets Debt Fund	U.S. Bond Fund	Cash Management Prime Fund	U.S. Treasury Inflation Protected Securities Fund
Investment Income:
Dividends	$3,365	$24,833	$—	$—	$—	$—
Interest and other	8,710,988	26,525,741	1,012,680	527,797	1,182,565	9,176
Affiliated interest	43,230	197,411	10,195	5,007	1,289,110	3,724
Foreign tax withheld	(1,480)	(186)	(491)	—	—	—

Total income	8,756,103	26,747,799	1,022,384	532,804	2,471,675	12,900

Expenses:
Administration	44,622	44,625	44,615	44,604	44,604	44,619
Custodian and fund accounting	52,552	76,032	39,788	37,163	51,194	21,116
Professional services	31,067	31,041	32,655	28,322	21,555	25,213
Shareholder reports	3,982	3,793	3,981	3,943	3,979	4,079
Trustees	14,411	21,067	7,831	8,169	21,979	8,015
Insurance	5,835	13,700	422	853	11,443	890
Other	11,154	10,458	6,865	9,163	49,770	9,436

Total operating expenses	163,623	200,716	136,157	132,217	204,524	113,368

Expenses reimbursed by advisor	(24,208)	—	(90,133)	(118,042)	(140,321)	(105,969)

Net expenses	139,415	200,716	46,024	14,175	64,203	7,399

Net investment income	8,616,688	26,547,083	976,360	518,629	2,407,472	5,501

Net realized gain/(loss) on:
Investments in unaffiliated issuers	(8,491,076)	(68,722,846)	(4,295,764)	(1,476,824)	—	240,246
Investments in affiliated issuers	—	—	—	102,749	—	—
Futures contracts	3,431,385	—	—	(67,059)	—	—
Options written	—	—	—	23,054	—	—
Swap agreements	4,183,871	(20,451,115)	131,394	498,915	—	—
Foreign forward currency transactions	—	—	(2,581,717)	—	—	—

Net realized gain/(loss)	(875,820)	(89,173,961)	(6,746,087)	(919,165)	—	240,246

Change in net unrealized appreciation/(depreciation) on:
Investments	23,803,055	118,909,338	10,417,202	1,334,827	—	860,831
Futures contracts	(981,903)	—	—	18,489	—	—
Options written	—	—	—	(22,496)	—	—
Swap agreements	(6,163,082)	11,789,355	1,710,764	(267,994)	—	—
Foreign forward currency contracts	—	—	489,421	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	28,430	—	—	—

Change in net unrealized appreciation	16,658,070	130,698,693	12,645,817	1,062,826	—	860,831

Net realized and unrealized gain	15,782,250	41,524,732	5,899,730	143,661	—	1,101,077

Net increase in net assets resulting from operations	$24,398,938	$68,071,815	$6,876,090	$662,290	$2,407,472	$1,106,578

126	See accompanying notes to financial statements.

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127

UBS Relationship Funds—Financial statements

Statements of changes in net assets	UBS Global Securities Relationship Fund		UBS Emerging Markets Equity Completion Relationship Fund
	Six months ended June 30, 2009 (unaudited)	Year ended December 31, 2008	Six months ended June 30, 2009 (unaudited)	Year ended December 31, 2008
Operations:
Net investment income	$16,198,934	$57,330,830	$610,698	$1,453,617
Net realized gain/(loss)	(354,759,160)	(298,489,574)	(14,072,204)	(1,501,733)
Change in net unrealized appreciation/(depreciation)	506,652,818	(706,136,312)	27,141,735	(58,487,873)

Net increase/(decrease) in net assets from operations	168,092,592	(947,295,056)	13,680,229	(58,535,989)

Beneficial interest transactions:
Proceeds from units sold	127,379,710	517,757,696	—	18,750,000
Transaction charges	—	—	—	—
Cost of units redeemed in-kind	—	—	(10,088,418)	—
Cost of units redeemed	(194,092,076)	(1,075,594,510)	(26,078,318)	(77,875,925)

Net increase/(decrease) in net assets resulting from beneficial interest transactions	(66,712,366)	(557,836,814)	(36,166,736)	(59,125,925)

Increase/(decrease) in net assets	101,380,226	(1,505,131,870)	(22,486,507)	(117,661,914)
Net assets, beginning of period	1,609,955,089	3,115,086,959	37,660,486	155,322,400

Net assets, end of period	$1,711,335,315	$1,609,955,089	$15,173,979	$37,660,486

Unit transactions:
Units sold	5,533,350	17,687,579	—	1,643,030
Units redeemed in-kind	—	—	(895,530)	—
Units redeemed	(8,599,927)	(35,415,111)	(2,580,297)	(5,843,110)

Net increase/(decrease) in units outstanding	(3,066,577)	(17,727,532)	(3,475,827)	(4,200,080)

	UBS U.S. Equity Alpha Relationship Fund		UBS U.S. Large Cap Equity Relationship Fund		UBS U.S. Large Cap Growth Equity Relationship Fund
	Six months ended June 30, 2009 (unaudited)	Year ended December 31, 2008	Six months ended June 30, 2009 (unaudited)	Year ended December 31, 2008	Six months ended June 30, 2009 (unaudited)	Year ended December 31, 2008
Operations:
Net investment income	$1,593,403	$12,071,410	$550,619	$5,927,417	$480,602	$2,544,929
Net realized loss	(34,605,966)	(233,514,406)	(14,312,969)	(99,246,388)	(10,415,419)	(73,666,226)
Change in net unrealized appreciation/(depreciation)	49,135,524	(85,142,992)	16,683,432	(32,223,782)	21,733,249	(62,874,004)

Net increase/(decrease) in net assets from operations	16,122,961	(306,585,988)	2,921,082	(125,542,753)	11,798,432	(133,995,301)

Beneficial interest transactions:
Proceeds from units sold	75,085,389	94,609,381	4,300,000	44,860,000	—	15,295,854
Cost of units redeemed	(22,166,929)	(390,095,526)	(21,501,498)	(320,018,904)	(8,432,552)	(221,528,982)

Net increase/(decrease) in net assets resulting from beneficial interest transactions	52,918,460	(295,486,145)	(17,201,498)	(275,158,904)	(8,432,522)	(206,233,128)

Increase/(decrease) in net assets	69,041,421	(602,072,133)	(14,280,416)	(400,701,657)	3,365,880	(340,228,429)
Net assets, beginning of period	212,488,348	814,560,481	66,630,718	467,332,375	81,474,174	421,702,603

Net assets, end of period	$281,529,769	$212,488,348	$52,350,302	$66,630,718	$84,840,054	$81,474,174

Unit transactions:
Units sold	8,921,474	8,288,245	365,032	2,582,800	—	1,461,421
Units redeemed	(2,848,695)	(44,099,750)	(1,761,358)	(19,473,969)	(1,128,111)	(23,794,452)

Net increase/(decrease) in units outstanding	6,072,779	(35,811,505)	(1,396,326)	(16,891,169)	(1,128,111)	(22,333,031)

128	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Emerging Markets Equity Relationship Fund		UBS Global (ex-U.S.) All Cap Growth Relationship Fund	UBS International Equity Relationship Fund		UBS Small-Cap Equity Relationship Fund
Six months ended June 30, 2009 (unaudited)	Year ended December 31, 2008	Period ended June 30, 2009(1) (unaudited)	Six months ended June 30, 2009 (unaudited)	Year ended December 31, 2008	Six months ended June 30, 2009 (unaudited)	Year ended December 31, 2008

$5,255,080	$5,489,981	$2,524,601	$729,574	$1,857,869	$1,138,450	$5,532,214
(46,363,815)	(25,630,068)	4,446,313	(11,708,086)	(10,672,319)	(53,924,859)	(91,389,514)
164,788,488	(187,627,233)	30,237,840	15,466,633	(23,705,935)	73,292,148	(68,571,364)

123,679,753	(207,767,320)	37,208,754	4,488,121	(32,520,385)	20,505,739	(154,428,664)

4,372,756	390,181,552	481,700,020	1,200,000	18,425,000	15,649,214	77,016,000
494,812	3,528,078	—	—	—	—	—
—	—	—	—	—	—	—
(76,490,297)	(81,249,418)	(12,000,000)	(8,086,000)	(22,822,056)	(88,865,156)	(246,625,109)

(71,622,729)	312,460,212	469,700,020	(6,886,000)	(4,397,056)	(73,215,942)	(169,609,109)

52,057,024	104,692,892	506,908,774	(2,397,879)	(36,917,441)	(52,710,203)	(324,037,773)
387,606,644	282,913,752	—	42,525,803	79,443,244	202,694,312	526,732,085

$439,663,668	$387,606,644	$506,908,774	$40,127,924	$42,525,803	$149,984,109	$202,694,312

223,645	17,004,449	46,256,044	99,775	1,182,104	503,520	1,882,870
—	—	—	—	—	—	—
(3,897,384)	(2,833,269)	(1,049,887)	(691,197)	(1,411,736)	(3,085,009)	(5,761,032)

(3,673,739)	14,171,180	45,206,157	(591,422)	(229,632)	(2,581,489)	(3,878,162)

(1)	For the period April 30, 2009 (commencement of operations) to June 30, 2009.

129

UBS Relationship Funds—Financial statements

Statements of changes in net assets	UBS Corporate Bond Relationship Fund		UBS High Yield Relationship Fund
	Six months ended June 30, 2009 (unaudited)	Year ended December 31, 2008	Six months ended June 30, 2009 (unaudited)	Year ended December 31, 2008
Operations:
Net investment income	$8,616,688	$36,781,414	$26,547,083	$41,931,376
Net realized loss	(875,820)	(54,707,917)	(89,173,961)	(43,904,321)
Change in net unrealized appreciation/(depreciation)	16,658,070	(22,130,719)	130,698,693	(114,794,955)

Net increase/(decrease) in net assets from operations	24,398,938	(40,057,222)	68,071,815	(116,767,900)

Beneficial interest transactions:
Proceeds from units sold	324,325,000	202,925,000	52,475,000	426,300,000
Cost of units redeemed	(147,390,036)	(616,122,730)	(338,107,828)	(246,952,175)

Net increase/(decrease) in net assets resulting from beneficial interest transactions	176,934,964	(413,197,730)	(285,632,828)	179,347,825

Increase/(decrease) in net assets	201,333,902	(453,254,952)	(217,561,013)	62,579,925
Net assets, beginning of period	226,913,893	680,168,845	459,459,534	396,879,609

Net assets, end of period	$428,247,795	$226,913,893	$241,898,521	$459,459,534

Unit transactions:
Units sold	28,989,319	16,920,957	2,819,609	22,066,495
Units redeemed	(13,283,769)	(52,684,187)	(18,002,278)	(12,684,754)

Net increase/(decrease) in units outstanding	15,705,550	(35,763,230)	(15,182,669)	9,381,741

	UBS Cash Management Prime Relationship Fund		UBS U.S. Treasury Inflation Protected Securities Relationship Fund
	Six months ended June 30, 2009 (unaudited)	Year ended December 31, 2008	Six months ended June 30, 2009 (unaudited)	Year ended December 31, 2008
Operations:
Net investment income	$2,407,472	$17,417,556	$5,501	$502,726
Net realized gain/(loss)	—	—	240,246	(1,545,431)
Change in net unrealized appreciation/(depreciation)	—	—	860,831	(675,848)

Net increase/(decrease) in net assets from operations	2,407,472	17,417,556	1,106,578	(1,718,553)

Distributions to shareholders:
Distributions from net investment income	(2,407,472)	(17,417,556)	—	—

Beneficial interest transactions:
Proceeds from units sold	3,490,045,613	5,569,616,547	7,000,000	37,768,427
Reinvestment of distributions	332,014	1,143,897	—	—
Cost of units redeemed in-kind	(428,633,437)	—	—	—
Cost of units redeemed	(2,776,881,797)	(5,905,848,967)	(22,895,795)	(12,351,000)

Net increase/(decrease) in net assets resulting from beneficial interest transactions	284,862,393	(335,088,523)	(15,895,795)	25,417,427

Increase/(decrease) in net assets	284,862,393	(335,088,523)	(14,789,217)	23,698,874
Net assets, beginning of period	400,955,828	736,044,351	29,083,416	5,384,542

Net assets, end of period	$685,818,221	$400,955,828	$14,294,199	$29,083,416

Unit transactions:
Units sold	3,489,966,710	5,569,616,547	632,639	3,317,921
Units issued on distributions reinvested	332,014	1,143,897	—	—
Units redeemed in-kind	(428,633,437)	—	—	—
Units redeemed	(2,776,881,797)	(5,905,848,967)	(2,054,451)	(1,149,981)

Net increase/(decrease) in units outstanding	284,783,490	(335,088,523)	(1,421,812)	2,167,940

130	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Opportunistic Emerging Markets Debt Relationship Fund		UBS U.S. Bond Relationship Fund
Six months ended June 30, 2009 (unaudited)	Year ended December 31, 2008	Six months ended June 30, 2009 (unaudited)	Year ended December 31, 2008

$976,360	$6,942,180	$518,629	$2,106,754
(6,746,087)	(4,956,215)	(919,165)	(5,376,537)
12,645,817	(15,151,721)	1,062,826	932,025

6,876,090	(13,165,756)	662,290	(2,337,758)

—	—	1,700,000	10,000,000
(6,457,733)	(64,825,524)	(4,300,000)	(52,612,158)

(6,457,733)	(64,825,524)	(2,600,000)	(42,612,158)

418,357	(77,991,280)	(1,937,710)	(44,949,916)
17,616,516	95,607,796	30,766,494	75,716,410

$18,034,873	$17,616,516	$28,828,784	$30,766,494

—	—	113,935	697,284
(595,617)	(5,947,455)	(290,794)	(3,391,533)

(595,617)	(5,947,455)	(176,859)	(2,694,249)

131

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2009 (unaudited)		Year ended December 31,
UBS Global Securities Relationship Fund			2008	2007	2006		2005	2004
Net asset value, beginning of period	$23.1428		$35.6852	$33.7695	$29.3766		$27.3346	$23.7133

Income/(loss) from investment operations:
Net investment income(1)	0.2376		0.7175	0.7666	0.7303		0.6670	0.5572
Net realized and unrealized gain/(loss)	2.3542		(13.2599)	1.1491	3.6626		1.3750	3.0641

Total income/(loss) from investment operations	2.5918		(12.5424)	1.9157	4.3929		2.0420	3.6213

Net asset value, end of period	$25.7346		$23.1428	$35.6852	$33.7695		$29.3766	$27.3346

Total investment return(2)	11.19%		(35.14)%	5.67%	14.96%		7.47%	15.27%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$1,711,335		$1,609,955	$3,115,087	$2,923,555		$1,866,277	$1,259,899
Ratio of expenses to average net assets:
Before expense reimbursement	0.0617	%(3)	0.0502%	0.0731%	0.1172%		0.0875%	0.0875%
After expense reimbursement	0.0617	%(3)	0.0502%	0.0731%	0.1172%		0.0875%	0.0875%
Ratio of net investment income to average net assets	2.11	%(3)	2.30%	2.17%	2.34%		2.39%	2.26%
Portfolio turnover rate	79%		112%	96%	69%		92%	71%
UBS Emerging Markets Equity Completion Relationship Fund	Six months ended June 30, 2009 (unaudited)		Year ended December 31,		Period ended December 31, 2006(4)
			2008	2009
Net asset value, beginning of period	$7.8260		$17.2345	$11.4601	$10.0000

Income/(loss) from investment operations:
Net investment income(1)	0.1562		0.1993	0.1701	0.0794
Net realized and unrealized gain/(loss)	3.3721		(9.6078)	5.6043	1.3807

Total income/(loss) from investment operations	3.5283		(9.4085)	5.7744	1.4601

Net asset value, end of period	$11.3543		$7.8260	$17.2345	$11.4601

Total investment return(2)	45.09%		(54.59)%	50.39%	14.60%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$15,174		$37,660	$155,322	$62,017
Ratio of expenses to average net assets:
Before expense reimbursement	0.8361	%(3)	0.4193%	0.3589%	0.5592	%(3)
After expense reimbursement	0.5000	%(3)	0.4193%	0.3589%	0.5188	%(3)
Ratio of net investment income to average net assets	3.67	%(3)	1.45%	1.17%	1.28	%(3)
Portfolio turnover rate	91%		73%	45%	14%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder could pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period May 25, 2006 (commencement of operations) to December 31, 2006.

132	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2009 (unaudited)		Year ended December 31,
UBS Emerging Markets Equity Relationship Fund			2008	2007	2006	2005		2004
Net asset value, beginning of period	$18.2927		$40.3128	$28.3071	$21.7887	$15.8600		$12.3568

Income/(loss) from investment operations:
Net investment income(1)	0.2693		0.5445	0.5993	0.4260	0.4202		0.2802
Net realized and unrealized gain/(loss)	6.5141		(22.9145)	11.0820	6.0924	5.5068		3.1578

Total income/(loss) from investment operations	6.7834		(22.3700)	11.6813	6.5184	5.9270		3.4380

Transaction charges	0.0254		0.3499	0.3244	—	—		0.0652

Net increase from payments by affiliates	—		—	—	—	0.0017		—

Net asset value, end of period	$25.1015		$18.2927	$40.3128	$28.3071	$21.7887		$15.8600

Total investment return(2)	37.19%		(54.64)%	42.48%	29.91%	37.38	%(3)	28.35%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$439,664		$387,607	$282,914	$915,881	$607,414		$653,601
Ratio of expenses to average net assets	0.2272	%(4)	0.2370%	0.3019%	0.3205%	0.3558%		0.3263%
Ratio of net investment income to average net assets	2.70	%(4)	2.02%	1.86%	1.73%	2.39%		2.11%
Portfolio turnover rate	51%		72%	53%	56%	79%		45%
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	Period ended June 30, 2009 (unaudited)(5)
Net asset value, beginning of period	$10.0000

Income from investment operations:
Net investment income(1)	0.0623
Net realized and unrealized gain	1.1510

Total income from investment operations	1.2133

Net asset value, end of period	$11.2133

Total investment return(2)	12.13%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$506,909
Ratio of expenses to average net assets	0.0896	%(4)
Ratio of net investment income to average net assets	3.35	%(4)
Portfolio turnover rate	20%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder could pay on the redemption of Fund units.

(3)

During the fiscal year ended December 31, 2005, the Fund’s total return included a reimbursement by the investment advisor for amounts relating to a trading error. The impact on total return was less than 0.01%.

(4)	Annualized.
(5)	For the period April 30, 2009 (commencement of operations) to June 30, 2009.

See accompanying notes to financial statements.	133

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2009 (unaudited)		Year ended December 31,
UBS International Equity Relationship Fund			2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.7174		$20.5870	$19.2528	$15.5025	$14.1144	$11.9125

Income/(loss) from investment operations:
Net investment income(1)	0.2102		0.5152	0.5388	0.3822	0.3261	0.2902
Net realized and unrealized gain/(loss)	1.2817		(9.3848)	0.7954	3.3681	1.0620	1.9117

Total income/(loss) from investment operations	1.4919		(8.8696)	1.3342	3.7503	1.3881	2.2019

Net asset value, end of period	$13.2093		$11.7174	$20.5870	$19.2528	$15.5025	$14.1144

Total investment return(2)	12.73%		(43.08)%	6.93%	24.19%	9.84%	18.48%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$40,128		$42,526	$79,443	$918,065	$448,172	$96,527
Ratio of expenses to average net assets:
Before expense reimbursement	0.7630	%(3)	0.4233%	0.1675%	0.1393%	0.1428%	0.1925%
After expense reimbursement	0.1678	%(3)	0.1500%	0.1500%	0.1388%	0.0900%	0.0900%
Ratio of net investment income to average net assets	3.75	%(3)	3.12%	2.67%	2.22%	2.27%	2.34%
Portfolio turnover rate	40%		92%	38%	50%	97%	44%
	Six months ended June 30, 2009 (unaudited)		Year ended December 31,
UBS Small-Cap Equity Relationship Fund			2008	2007	2006	2005	2004
Net asset value, beginning of period	$27.4910		$46.8153	$46.9568	$41.0610	$39.3024	$32.9924

Income/(loss) from investment operations:
Net investment income(1)	0.1818		0.6115	0.7007	0.5946	0.5270	0.4745
Net realized and unrealized gain/(loss)	3.6284		(19.9358)	(0.8422)	5.3012	1.2316	5.8355

Total income/(loss) from investment operations	3.8102		(19.3243)	(0.1415)	5.8958	1.7586	6.3100

Net asset value, end of period	$31.3012		$27.4910	$46.8153	$46.9568	$41.0610	$39.3024

Total investment return(2)	13.84%		(41.27)%	(0.31)%	14.36%	4.48%	19.13%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$149,984		$202,694	$526,732	$542,694	$486,945	$349,900
Ratio of expenses to average net assets:
Before expense reimbursement	0.1645	%(3)	0.0967%	0.0800%	0.1037%	0.0547%	0.0705%
After expense reimbursement	0.1200	%(3)	0.0967%	0.0800%	0.0995%	0.0375%	0.0375%
Ratio of net investment income to average net assets	1.34	%(3)	1.53%	1.41%	1.37%	1.35%	1.36%
Portfolio turnover rate	36%		92%	110%	95%	63%	58%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder could pay on the redemption of Fund units.

(3)	Annualized.

134	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2009 (unaudited)		Year ended December 31,			Period ended December 31, 2005(4)
UBS U.S. Equity Alpha Relationship Fund			2008	2007	2006
Net asset value, beginning of period	$7.4831		$12.6864	$12.4603	$10.5373	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.0550		0.2165	0.2311	0.1839	0.0391
Net realized and unrealized gain (loss)	0.6296		(5.4198)	(0.0050)	1.7391	0.4982

Total income from investment operations	0.6846		(5.2033)	0.2261	1.9230	0.5373

Net asset value, end of period	$8.1677		$7.4831	$12.6864	$12.4603	$10.5373

Total investment return(2)	9.15%		(41.02)%	1.82%	18.26%	5.37%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$281,530		$212,488	$814,560	$737,046	$198,022
Ratio of expenses to average net assets:
Before interest and dividend expense for securities sold short	0.1465	%(3)	0.0779%	0.0792%	0.1365%	0.2230	%(3)
After interest and dividend expense for securities sold short	1.1387	%(3)	0.6196%	0.4551%	0.5639%	1.6836	%(3)
Ratio of net investment income to average net assets	1.51	%(3)	1.99%	1.78%	1.63%	1.36	%(3)
Portfolio turnover rate	44%		89%	58%	63%	36%
	Six months ended June 30, 2009 (unaudited)		Year ended December 31,
UBS U.S. Large Cap Equity Relationship Fund			2008	2007	2006	2005		2004
Net asset value, beginning of period	$12.6975		$21.1093	$20.7048	$17.9505	$16.3164		$14.2420

Income (loss) from investment operations:
Net investment income(1)	0.1227		0.3738	0.3938	0.3192	0.2885		0.2845
Net realized and unrealized gain (loss)	0.7730		(8.7856)	0.0107	2.4351	1.3456		1.7899

Total income (loss) from investment operations	0.8957		(8.4118)	0.4045	2.7543	1.6341		2.0744

Net asset value, end of period	$13.5932		$12.6975	$21.1093	$20.7048	$17.9505		$16.3164

Total investment return(2)	7.05%		(39.85)%	1.95%	15.35%	10.02%		14.57%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$52,350		$66,631	$467,332	$453,423	$626,253		$111,397
Ratio of expenses to average net assets:
Before expense reimbursement	0.4398	%(3)	0.1069%	0.0871%	0.0997%	0.0752%		0.1236%
After expense reimbursement	0.1200	%(3)	0.1069%	0.0871%	0.0987%	0.0475%		0.0475%
Ratio of net investment income to average net assets	2.02	%(3)	2.00%	1.82%	1.71%	1.71%		1.94%
Portfolio turnover rate	35%		63%	39%	88%	85%		52%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder could pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period September 20, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to financial statements.	135

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2009 (unaudited)		Year ended December 31,			Period ended December 31, 2005(4)
UBS U.S. Large Cap Growth Equity Relationship Fund			2008	2007	2006
Net asset value, beginning of period	$7.8167		$12.8740	$10.9358	$10.3549	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.0499		0.0937	0.1110	0.1053	0.0120
Net realized and unrealized gain (loss)	1.2609		(5.1510)	1.8272	0.4756	0.3429

Total income (loss) from investment operations	1.3108		(5.0573)	1.9382	0.5809	0.3549

Net asset value, end of period	$9.1275		$7.8167	$12.8740	$10.9358	$10.3549

Total investment return(2)	16.77%		(39.28)%	17.72%	5.61%	3.55%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$84,840		$81,474	$421,703	$195,945	$76,895
Ratio of expenses to average net assets:
Before expense reimbursement	0.3122	%(3)	0.1055%	0.0903%	0.1207%	0.3462	%(3)
After expense reimbursement	0.1200	%(3)	0.1055%	0.0903%	0.1200%	0.1200	%(3)
Ratio of net investment income to average net assets	1.24	%(3)	0.81%	0.92%	1.02%	0.78	%(3)
Portfolio turnover rate	39%		84%	84%	81%	10%

	Six months ended June 30, 2009 (unaudited)		Year ended December 31,
UBS Corporate Bond Relationship Fund			2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.2043		$12.1425	$11.7609	$11.1079	$10.9528	$10.3252

Income (loss) from investment operations:
Net investment income(1)	0.3455		0.8683	0.7432	0.6463	0.5503	0.5067
Net realized and unrealized gain (loss)	0.3599		(1.8065)	(0.3616)	0.0067	(0.3952)	0.1209

Total income (loss) from investment operations	0.7054		(0.9382)	0.3816	0.6530	0.1551	0.6276

Net asset value, end of period	11.9097		$11.2043	$12.1425	$11.7609	$11.1079	$10.9528

Total investment return(2)	6.27%		(7.70)%	3.25%	5.88%	1.42%	6.08%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$428,248		$226,914	$680,169	$447,861	$365,675	$289,782
Ratio of expenses to average net assets:
Before expense reimbursement	0.1174	%(3)	0.0856%	0.0685%	0.1000%	0.1000%	0.1000%
After expense reimbursement	0.1000	%(3)	0.0856%	0.0685%	0.1000%	0.1000%	0.1000%
Ratio of net investment income to average net assets	6.18	%(3)	7.28%	6.21%	5.71%	4.99%	4.80%
Portfolio turnover rate	110%		95%	56%	39%	39%	45%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder could pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period November 7, 2005 (commencement of operations) to December 31, 2005.

136	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2009 (unaudited)		Year ended December 31,
UBS High Yield Relationship Fund			2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.6270		$21.7449	$21.1527	$19.0710	$18.7745	$16.6064

Income (loss) from investment operations:
Net investment income(1)	1.0568		1.6945	1.5451	1.7459	1.6062	1.5397
Net realized and unrealized gain (loss)	1.7447		(6.8124)	(0.9529)	0.3358	(1.3097)	0.6284

Total income (loss) from investment operations	2.8015		(5.1179)	0.5922	2.0817	0.2965	2.1681

Net asset value, end of period	$19.4285		$16.6270	$21.7449	$21.1527	$19.0710	$18.7745

Total investment return(2)	16.69%		(23.41)%	2.77%	10.92%	1.58%	13.06%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$241,899		$459,460	$396,880	$127,319	$103,625	$141,458
Ratio of expenses to average net assets:
Before expense reimbursement	0.0925	%(3)	0.0812%	0.0869%	0.1361%	0.0924%	0.1117%
After expense reimbursement	0.0925	%(3)	0.0812%	0.0869%	0.1162%	0.0375%	0.0375%
Ratio of net investment income to average net assets	12.23	%(3)	8.45%	7.12%	8.68%	8.55%	8.88%
Portfolio turnover rate	70%		84%	70%	43%	122%	109%

	Six months ended June 30, 2009 (unaudited)		Year ended December 31,		Period ended December 31, 2006(4)
UBS Opportunistic Emerging Markets Debt Relationship Fund			2008	2007
Net asset value, beginning of period	$8.6470		$11.9738	$10.9901	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.5640		1.2614	0.8397	0.4086
Net realized and unrealized gain (loss)	3.2985		(4.5882)	0.1440	0.5815

Total income (loss) from investment operations	3.8625		(3.3268)	0.9837	0.9901

Net asset value, end of period	$12.5095		$8.6470	$11.9738	$10.9901

Total investment return(2)	44.93%		(27.91)%	8.92%	9.90%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$18,035		$17,617	$95,608	$64,776
Ratio of expenses to average net assets:
Before expense reimbursement	1.4791	%(3)	0.5194%	0.3077%	0.4999	%(3)
After expense reimbursement	0.5000	%(3)	0.5000%	0.3077%	0.4999	%(3)
Ratio of net investment income to average net assets	10.61	%(3)	10.83%	7.18%	6.72	%(3)
Portfolio turnover rate	86%		15%	65%	68%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder could pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period May 31, 2006 (commencement of operations) to December 31, 2006.

See accompanying notes to financial statements.	137

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2009 (unaudited)		Year ended December 31,
UBS U.S. Bond Relationship Fund			2008	2007	2006	2005	2004
Net asset value, beginning of period	$14.7915		$15.8593	$15.3952	$14.6942	$14.3144	$13.6737

Income (loss) from investment operations:
Net investment income(1)	0.2695		0.8297	0.8394	0.7446	0.6503	0.6141
Net realized and unrealized gain (loss)	0.0869		(1.8975)	(0.3753)	(0.0436)	(0.2705)	0.0266

Total income (loss) from investment operations	0.3564		(1.0678)	0.4641	0.7010	0.3798	0.6407

Net asset value, end of period	$15.1479		$14.7915	$15.8593	$15.3952	$14.6942	$14.3144

Total investment return(2)	2.38%		(6.71)%	3.01%	4.77%	2.65%	4.69%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$28,829		$30,766	$75,716	$84,929	$83,074	$96,611
Ratio of expenses to average net assets:
Before expense reimbursement	0.9327	%(3)	0.6666%	0.1906%	0.1401%	0.1132%	0.1535%
After expense reimbursement	0.1000	%(3)	0.1000%	0.1000%	0.0865%	0.0475%	0.0475%
Ratio of net investment income to average net assets	3.66	%(3)	5.47%	5.35%	4.99%	4.49%	4.40%
Portfolio turnover rate	164%		290%	228%	179%	205%	182%

	Six months ended June 30, 2009 (unaudited)		Year ended December 31,
UBS Cash Management Prime Relationship Fund			2008	2007	2006	2005	2004
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income(1)	0.004		0.026	0.052	0.050	0.032	0.014

Distributions:
Net investment income	(0.004)		(0.026)	(0.052)	(0.050)	(0.032)	(0.014)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return(2)	0.45%		2.71%	5.34%	5.13%	3.29%	1.41%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$685,818		$400,956	$736,044	$607,583	$962,999	$540,178
Ratio of expenses to average net assets:
Before expense reimbursement	0.0720	%(3)	0.0533%	0.0264%	0.0256%	0.0124%	0.0334%
After expense reimbursement	0.0226	%(3)	0.0100%	0.0100%	0.0100%	0.0100%	0.0100%
Ratio of net investment income to average net assets	0.85	%(3)	2.80%	5.21%	4.96%	3.38%	1.52%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder could pay on the redemption of Fund units or distributions paid.

(3)	Annualized.

138	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

UBS U.S. Treasury Inflation Protected Securities Relationship Fund	Six months ended June 30, 2009 (unaudited)		Year ended December 31, 2008	Period ended December 31, 2007(4)
Net asset value, beginning of period	$10.9011		$10.7690	$10.0000

Income/(loss) from investment operations:
Net investment income(1)	0.0025		0.3295	0.1763
Net realized and unrealized gain/(loss)	0.5673		(0.1974)	0.5927

Total income from investment operations	0.5698		0.1321	0.7690

Net asset value, end of period	$11.4709		$10.9011	$10.7690

Total investment return(2)	5.23%		1.23%	7.69%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$14,294		$29,083	$5,385
Ratio of expenses to average net assets:
Before expense reimbursement	0.9440	%(3)	1.3381%	4.7333	%(3)
After expense reimbursement	0.0616	%(3)	0.0475%	0.0475	%(3)
Ratio of net investment income to average net assets	0.05	%(3)	3.00%	3.92	%(3)
Portfolio turnover rate	185%		418%	31%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder could pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period July 27, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes to financial statements.	139

UBS Relationship Funds—Notes to financial statements (unaudited)

1.	Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers units of multiple series representing separate portfolios of investments. The fifteen series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Completion Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund, UBS Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS U.S. Bond Relationship Fund, UBS Cash Management Prime Relationship Fund, and UBS U.S. Treasury Inflation Protected Securities Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each series covered by this report is diversified except for UBS Opportunistic Emerging Markets Debt Relationship Fund, which is non-diversified. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust issues units of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A.    Valuation of investments: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair

140

UBS Relationship Funds—Notes to financial statements (unaudited)

value,” that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at a fair value determined by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s NAV. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) requires disclosure surrounding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

Level 1—Quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the value of investments.

In accordance with the requirements of FAS 157, a fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), which changes the disclosure requirements for derivative instruments and hedging activities. Because investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge

141

UBS Relationship Funds—Notes to financial statements (unaudited)

accounting under FAS 133 “Accounting for Derivative Instruments and Hedging Activities”. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of FAS 161 disclosure. FAS 161 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. FAS 161 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure can be found below as well as in the Notes to the portfolios of investments and Notes to financial statements.

UBS Global Securities Relationship Fund

Fair value of derivative instruments
	As of June 30, 2009
Underlying risk	Statement of assets and liabilities location*	Derivative assets	Statement of assets and liabilities location*	Derivative liabilities
Interest rates	(1),(2)	$5,708,125	(1),(2)	$(902,060)
Equity	(1)	1,983,757	(1)	(3,713,202)
Currencies	(3)	2,364,546	(4)	(3,820,023)

Gross fair value of derivative contracts		$10,056,428		$(8,435,285)

*	Statement of assets and liabilities location:
(1)	Payable for variation margin/Net unrealized appreciation. Amount represents cumulative appreciation (depreciation) of futures contracts as shown in the Portfolio of investments.
(2)	Outstanding swap agreements, at value
(3)	Unrealized appreciation on forward foreign currency contracts
(4)	Unrealized depreciation on forward foreign currency contracts

The effect of derivative instruments on the Statement of operations for the six months ended June 30, 2009
	Amount of realized gains/(losses) on derivatives recognized in income(5)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$71,315	$4,675,863	$289,642	$5,036,820
Equity	—	5,564,811	—	—	5,564,811
Currencies	14,938,799	—	—	—	14,938,799

	$14,938,799	$5,636,126	$4,675,863	$289,642	$25,540,430

	Amount of unrealized appreciation/(depreciation) on derivatives recognized in income(6)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$8,271,759	$(3,253,996)	$(282,640)	$4,735,123
Equity	—	(4,566,935)	—	—	(4,566,935)
Currencies	(1,409,693)	—	—	—	(1,409,693)

	$(1,409,693)	$3,704,824	$(3,253,996)	$(282,640)	$(1,241,505)

(5)	Statement of operations location: Net realized gain/(loss) on futures contracts, options written, swap agreements and forward foreign currency transactions.
(6)	Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts.

142

UBS Relationship Funds—Notes to financial statements (unaudited)

UBS Corporate Bond Relationship Fund

Fair value of derivative instruments
	As of June 30, 2009
Underlying risk	Statement of assets and liabilities location*	Derivative assets	Statement of assets and liabilities location*	Derivative liabilities
Interest rates	(7),(8)	$19,629	(7),(8)	$(1,300,443)
Credit	(8)	2,278,278	(8)	(204,940)

Gross fair value of derivative contracts		$2,297,907		$(1,505,383)

*	Statement of assets and liabilities location:
(7)	Receivable for variation margin/Net unrealized depreciation. Amount represents cumulative appreciation (depreciation) of futures contracts as shown in the Portfolio of investments.
(8)	Outstanding swap agreements, at value

The effect of derivative instruments on the Statement of operations for the six months ended June 30, 2009
	Amount of realized gains/(losses) on derivatives recognized in income(9)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$3,431,385	$—	$—	$3,431,385
Credit	—	—	4,183,871	—	4,183,871

	$—	$3,431,385	$4,183,871	$—	$7,615,256

	Amount of unrealized appreciation/(depreciation) on derivatives recognized in income(10)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$(981,903)	$1,212,939	$—	$231,036
Credit	—	—	(7,376,021)	—	(7,376,021)

	$—	$(981,903)	$(6,163,082)	$—	$(7,144,985)

(9)	Statement of operations location: Net realized gain/(loss) on futures contracts and swap agreements.
(10)	Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts and swap agreements.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Fair value of derivative instruments
	As of June 30, 2009
Underlying risk	Statement of assets and liabilities location*	Derivative assets	Statement of assets and liabilities location*	Derivative liabilities
Credit	(11)	$622,730	(11)	$—
Currencies	(12)	86,538	(13)	(163,991)

Gross fair value of derivative contracts		$709,268		$(163,991)

*	Statement of assets and liabilities location:
(11)	Outstanding swap agreements, at value
(12)	Unrealized appreciation on forward foreign currency contracts
(13)	Unrealized depreciation on forward foreign currency contracts

143

UBS Relationship Funds—Notes to financial statements (unaudited)

The effect of derivative instruments on the Statement of operations for the six months ended June 30, 2009
	Amount of realized gains/(losses) on derivatives recognized in income(14)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$—	$630	$—	$630
Credit	—	—	130,764	—	130,764
Currencies	(1,462,449)	—	—	—	(1,462,449)

	$(1,462,449)	$—	$131,394	$—	$(1,331,055)

	Amount of unrealized appreciation/(depreciation) on derivatives recognized in income(15)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Credit	$—	$—	$1,710,764	$—	$1,710,764
Currencies	489,421	—	—	—	489,421

	$489,421	$—	$1,710,764	$—	$2,200,185

(14)	Statement of operations location: Net realized gain/(loss) on swap agreements and forward foreign currency transactions.
(15)	Statement of operations location: Net change in unrealized appreciation/(depreciation) on swap agreements and forward foreign currency contracts.

UBS U.S. Bond Relationship Fund

Fair value of derivative instruments
	As of June 30, 2009
Underlying risk	Statement of assets and liabilities location*	Derivative assets	Statement of assets and liabilities location*	Derivative liabilities
Interest rates	(16),(17)	$130,819	(16),(17)	$(196,280)

Gross fair value of derivative contracts		$130,819		$(196,280)

*	Statement of assets and liabilities location:
(16)	Receivable for variation margin/Net unrealized appreciation. Amount represents cumulative appreciation (depreciation) of futures contracts as shown in the Portfolio of investments.
(17)	Outstanding swap agreements, at value

The effect of derivative instruments on the Statement of operations for the six months ended June 30, 2009
	Amount of realized gains/(losses) on derivatives recognized in income(18)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$(67,059)	$464,294	$23,054	$420,289
Credit	—	—	34,621	—	34,621

	$—	$(67,059)	$498,915	$23,054	$454,910

	Amount of unrealized appreciation/(depreciation) on derivatives recognized in income(19)
Underlying risk	Forward foreign currency contracts	Futures	Swaps	Options	Total
Interest rates	$—	$18,489	$(267,994)	$(22,496)	$(272,001)

	$—	$18,489	$(267,994)	$(22,496)	$(272,001)

(18)	Statement of operations location: Net realized gain/(loss) on futures contracts, options written, and swap agreements.
(19)	Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, options written, and swap agreements.

144

UBS Relationship Funds—Notes to financial statements (unaudited)

B.    Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Notes to portfolio of investments.

C.    Foreign currency translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated daily into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on foreign forward currency contracts and foreign currency transactions in the Statements of operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D.    Investment transactions and investment income: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

E.    Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F.    Futures contracts: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund may purchase or sell futures contracts to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities,

145

UBS Relationship Funds—Notes to financial statements (unaudited)

either as a hedge or to enhance or realize gains. Using futures contracts involves various market risks, including interest rate risk and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statements of operations reflect net realized and net unrealized gains and losses on these contracts.

G.    Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H.    Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

146

UBS Relationship Funds—Notes to financial statements (unaudited)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

Credit default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of June 30, 2009 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate and sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and that there may be unfavorable changes in the underlying investments or instruments.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have

147

UBS Relationship Funds—Notes to financial statements (unaudited)

been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I.    Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk (specifically interest rate risk) of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J.    Purchased options: Certain Funds may also purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options involve general market risk and interest rate risk. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K.    Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite

148

UBS Relationship Funds—Notes to financial statements (unaudited)

effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Equity Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee equal to 1.50% per annum of short market value in connection with short sale transactions.

L.    Distributions: With the exception of UBS Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay distributions. For UBS Cash Management Prime Relationship Fund, distributions from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that UBS Cash Management Prime Relationship Fund will be able to maintain a net asset value of $1.00 per share.

M.    Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N.    Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Completion Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund and UBS U.S. Large Cap Growth Equity Relationship Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2009, the following Funds recorded recaptured commissions which are reflected on the Statements of operations within the net realized gains/(losses) on investment activities:

Fund	Amount
UBS Global Securities Relationship Fund	$99,979
UBS Small-Cap Equity Relationship Fund	15,674
UBS U.S. Equity Alpha Relationship Fund	24,822
UBS U.S. Large Cap Equity Relationship Fund	9,356

149

UBS Relationship Funds—Notes to financial statements (unaudited)

O.    Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $494,812 and $3,528,078 for the period ended June 30, 2009 and the year ended December 31, 2008, respectively.

2.	Investment advisory and administration fees and other transactions with affiliates

UBS Global Asset Management (Americas) Inc. (the “Advisor”), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets:

UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Completion Relationship Fund	0.5000
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	0.2500
UBS International Equity Relationship Fund	0.2000
UBS Small-Cap Equity Relationship Fund	0.1200
UBS U.S. Equity Alpha Relationship Fund	0.4000
UBS U.S. Large Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Growth Equity Relationship Fund	0.1200
UBS Corporate Bond Relationship Fund	0.1000
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS U.S. Bond Relationship Fund	0.1000
UBS Cash Management Prime Relationship Fund	0.0400
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.1000

At June 30, 2009, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount
UBS Emerging Markets Equity Completion Relationship Fund	$5,182
UBS International Equity Relationship Fund	36,418
UBS Small-Cap Equity Relationship Fund	9,675
UBS U.S. Large Cap Equity Relationship Fund	25,434
UBS U.S. Large Cap Growth Equity Relationship Fund	18,069
UBS Opportunistic Emerging Markets Debt Relationship Fund	28,029
UBS U.S. Bond Relationship Fund	40,040
UBS Cash Management Prime Relationship Fund	45,308
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	34,763

During the period ended June 30, 2009, the Funds accrued expense reimbursements as follows:

Fund
UBS Emerging Markets Equity Completion Relationship Fund	$55,949
UBS International Equity Relationship Fund	115,745
UBS Small-Cap Equity Relationship Fund	37,844
UBS U.S. Large Cap Equity Relationship Fund	87,076
UBS U.S. Large Cap Growth Equity Relationship Fund	74,640
UBS Corporate Bond Relationship Fund	24,208

150

UBS Relationship Funds—Notes to financial statements (unaudited)

Fund
UBS Opportunistic Emerging Markets Debt Relationship Fund	$90,133
UBS U.S. Bond Relationship Fund	118,042
UBS Cash Management Prime Relationship Fund	140,321
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	105,969

Each Fund pays an administration fee to J.P. Morgan Investor Services Co. that is computed daily and paid monthly at an annual rate of $90,000.

The Funds may invest in units of certain affiliated investment companies also sponsored by the Advisor. The Funds pay no management fees to these affiliated investment companies. Amounts relating to those investments for the period ended June 30, 2009 were as follows:

UBS Global Securities Relationship Fund

Affiliated investment companies	Value 12/31/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/09	% of net assets
UBS Emerging Markets Equity Relationship Fund	$83,811,833	$—	$14,060,453	$(10,690,839)	$34,305,399	$93,365,940	5.46%
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	—	225,000,000	—	—	17,332,478	242,332,478	14.16
UBS Small-Cap Equity Relationship Fund	53,450,528	—	30,000,000	(9,165,138)	15,452,532	29,737,922	1.74
UBS Corporate Bond Relationship Fund	45,293,188	89,000,000	44,734,769	(3,924,176)	9,122,211	94,756,454	5.54
UBS High Yield Relationship Fund	114,778,167	17,000,000	100,400,000	(10,371,770)	28,139,227	49,145,624	2.87
UBS U.S. Securitized Mortgage Relationship Fund	28,210,944	—	39,584,340	(6,181,123)	17,554,519	—	0.00
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	7,832,416	—	5,800,000	(123,620)	379,193	2,287,989	0.13

	$333,377,076	$331,000,000	$234,579,562	$(40,456,666)	$122,285,559	$511,626,407	29.90%

UBS U.S. Bond Relationship Fund

Affiliated investment company	Value 12/31/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/09	% of net assets
UBS Corporate Bond Relationship Fund	$4,995,539	$1,175,000	$1,400,000	$102,749	$215,911	$5,089,199	17.65%

The Funds invested in shares of the UBS Supplementary Trust—U.S. Cash Management Prime Fund (“Supplementary Trust”) through March 31, 2009. Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Effective March 31, 2009, Supplementary Trust liquidated. Distributions received from Supplementary Trust are reflected as affiliated interest income or as securities lending—net in the Statements of operations. Amounts relating to those investments for the period ended June 30, 2009 were as follows:

Fund	Value 12/31/08	Purchases	Sales proceeds	Value 06/30/09	Net income earned
UBS Global Securities Relationship Fund	$64,053,881	$151,961,146	$216,015,027	$—	$222,339
UBS Emerging Markets Equity Relationship Fund	10,557,822	27,299,856	37,857,678	—	11,323
UBS International Equity Relationship Fund	403,279	1,826,838	2,230,117	—	627
UBS Small-Cap Equity Relationship Fund	25,384,725	17,157,948	42,542,673	—	34,045
UBS U.S. Large Cap Equity Relationship Fund	504,588	3,121,208	3,625,796	—	2,691
UBS U.S. Large Cap Growth Equity Relationship Fund	990,974	—	990,974	—	4,638
UBS Corporate Bond Relationship Fund	2,135,728	46,886,309	49,022,037	—	15,373

151

UBS Relationship Funds—Notes to financial statements (unaudited)

Fund	Value 12/31/08	Purchases	Sales proceeds	Value 06/30/09	Net income earned
UBS High Yield Relationship Fund	$88,892,964	$72,377,499	$161,270,463	$—	$145,348
UBS U.S. Bond Relationship Fund	33,974	5,580,747	5,614,721	—	2,612
UBS Cash Management Prime Relationship Fund	401,033,810	667,459,947	1,068,493,757	—	1,289,110

The Funds may invest in units of the UBS Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statements of operations. Amounts relating to those investments for the period ended June 30, 2009 were as follows:

Fund	Value 12/31/08	Purchases	Sales proceeds	Value 06/30/09	% of net assets	Interest income
UBS Global Securities Relationship Fund	$—	$455,881,698	$294,054,772	$161,826,926	9.46%	$143,794
UBS Emerging Markets Equity Completion Relationship Fund	527,715	22,971,282	23,225,544	273,453	1.80%	3,024
UBS Emerging Markets Equity Relationship Fund	—	34,810,516	33,135,490	1,675,026	0.38%	9,096
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	—	213,206,075	203,292,554	9,913,521	1.96%	13,298
UBS International Equity Relationship Fund	—	2,117,153	2,097,597	19,556	0.05%	364
UBS Small-Cap Equity Relationship Fund	—	30,092,465	26,324,672	3,767,793	2.51%	22,007
UBS U.S. Equity Alpha Relationship Fund	3,494,097	27,852,660	29,029,352	2,317,405	0.82%	13,623
UBS U.S. Large Cap Equity Relationship Fund	—	6,101,928	4,908,119	1,193,809	2.28%	2,725
UBS U.S. Large Cap Growth Equity Relationship Fund	1,966,485	8,790,584	10,460,785	296,284	0.35%	193
UBS Corporate Bond Relationship Fund	—	221,993,335	207,145,824	14,847,511	3.47%	27,857
UBS High Yield Relationship Fund	—	256,260,611	256,260,611	—	0.00%	52,063
UBS Opportunistic Emerging Markets Debt Relationship Fund	1,225,972	10,074,867	8,755,040	2,545,799	14.12%	10,195
UBS U.S. Bond Relationship Fund	—	10,054,769	8,343,764	1,711,005	5.94%	2,395
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	751,776	28,269,726	28,871,824	149,678	1.05%	3,724

The Fund may invest in shares of the UBS Private Money Market Fund LLC (“Private Money Market”). Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) acts as Managing Member of Private Money Market and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market are reflected as securities lending-net in the Statements of operations. Amounts relating to those investments for the period ended June 30, 2009 were as follows:

Fund	Value 12/31/08	Purchases	Sales proceeds	Value 06/30/09	% of net assets	Net income earned
UBS Global Securities Relationship Fund	$—	$237,510,744	$213,665,590	$23,845,154	1.39%	$910,373
UBS Emerging Markets Equity Relationship Fund	—	13,021,567	13,021,567	—	0.00%	3,543
UBS International Equity Relationship Fund	—	152,549	152,549	—	0.00%	73
UBS Small-Cap Equity Relationship Fund	—	42,064,170	36,062,159	6,002,011	4.00%	115,788
UBS U.S. Large Cap Growth Relationship Fund	—	19,494,790	19,494,790	—	0.00%	10,131

Certain shareholders of a Fund may redeem units and the Fund pays the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for units of the Fund.

On March 31, 2009, UBS Cash Management Prime Relationship Fund redeemed 428,633,437 units of its investment in Supplementary Trust and received cash and portfolio securities (including accrued interest) with a value of $428,633,437.

On June 16, 2009, UBS Emerging Markets Equity Completion Collective Fund redeemed 895,530 units of its investment in the UBS Emerging Markets Equity Completion Relationship Fund and received cash and

152

UBS Relationship Funds—Notes to financial statements (unaudited)

portfolio securities (including accrued interest) with a market value of $10,088,418. The transfer resulted in realized gains for book purposes of $959,203 for the UBS Emerging Markets Equity Completion Relationship Fund.

On June 26, 2009, UBS Global Securities Relationship Fund redeemed 3,042,460 units of its investment in the UBS U.S. Securitized Mortgage Relationship Fund and received cash and portfolio securities (including accrued interest) with a market value of $14,430,406 and net unrealized depreciation of $41,071,551 at the time of the transfer in exchange for these units. The cost basis of the portfolio securities transferred to UBS Global Securities Relationship Fund is equal to the UBS U.S. Securitized Mortgage Relationship Fund’s cost of the securities at the time of the transfer.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended June 30, 2009, were as follows:

Fund	UBS AG
UBS Global Securities Relationship Fund	$288
UBS U.S. Equity Alpha Relationship Fund	273
UBS U.S. Large Cap Equity Relationship Fund	20
UBS Global (ex U.S.) All Cap Growth Relationship Fund	342

3.	Securities lending

Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, and UBS U.S. Large Cap Growth Equity Relationship Fund loaned securities to certain qualified broker-dealers, with the Funds’ custodian acting as the Funds’ lending agent. Cash collateral received is invested in interest bearing securities, which are included in the Notes to portfolio(s) of investments. In addition, the UBS Global Securities Relationship Fund received US Government Agency securities as collateral amounting to $48,990,784, which cannot be resold. The value of loaned securities and related collateral outstanding at June 30, 2009, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Securities Relationship Fund	$71,070,952	$72,835,938	$23,845,154
UBS Small-Cap Equity Relationship Fund	5,869,004	6,002,011	6,002,011

4.	Purchases and sales of securities

For the period ended June 30, 2009, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$894,806,812	$1,085,610,451
UBS Emerging Markets Equity Completion Relationship Fund	27,888,020	63,348,223
UBS Emerging Markets Equity Relationship Fund	195,037,772	260,886,975
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	567,534,821	102,890,419

153

UBS Relationship Funds—Notes to financial statements (unaudited)

Fund	Purchases	Sales proceeds
UBS International Equity Relationship Fund	$15,590,820	$21,223,858
UBS Small-Cap Equity Relationship Fund	57,493,210	120,512,896
UBS U.S. Equity Alpha Relationship Fund	202,984,073	147,654,779
UBS U.S. Large Cap Equity Relationship Fund	18,843,194	35,983,262
UBS U.S. Large Cap Growth Equity Relationship Fund	30,037,866	36,715,522
UBS Corporate Bond Relationship Fund	286,435,699	122,793,379
UBS High Yield Relationship Fund	259,787,834	437,869,709
UBS Opportunistic Emerging Markets Debt Relationship Fund	13,316,300	18,018,009
UBS U.S. Bond Relationship Fund	11,923,480	51,088,082
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	539,217	531,560

For the period ended June 30, 2009, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$237,014,356	$139,389,367
UBS Corporate Bond Relationship Fund	205,641,427	181,885,899
UBS U.S. Bond Relationship Fund	31,104,372	30,326,644
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	42,423,263	57,419,749

5.	Federal income taxes

The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income (loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets are reported at the investor level; therefore, the Statements of assets and liabilities do not present the components of net assets.

As of and during the period ended June 30, 2009, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

6.	Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations there under. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

7.	Capital contributions from advisor

During the year ended December 31, 2008, the Advisor reimbursed the UBS Global Securities Relationship Fund in the amount of $49,823, or $0.001 per unit based upon the Fund’s units outstanding at December 31, 2008 for adjusted unitholder activity resulting from a change in valuation source of certain securities.

8.	Subsequent events

Events after the date of the Statements of assets and liabilities are evaluated through August 27, 2009. For the Funds, there were no material subsequent events that occurred between the date of the Statements of assets and liabilities through August 27, 2009 that required disclosure in the financial statements.

154

UBS Relationship Funds—General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

155

UBS Relationship Funds—Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the “Board”) of UBS Relationship Funds (the “Trust”), held on June 1 and 2, 2009 (the “Meeting”), the Board, consisting entirely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for each series of the Trust (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 21, 2009, June 1, 2009 and June 2, 2009, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services.  In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, and portfolio valuations, among others. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

156

UBS Relationship Funds—Board approval of investment advisory agreements (unaudited)

Performance.  In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. In reviewing the Lipper Reports, the Board noted that the UBS Emerging Markets Equity Relationship Fund, UBS Emerging Markets Equity Completion Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund, UBS Cash Management Prime Relationship Fund, UBS U.S. Bond Relationship Fund, UBS Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund had each appeared in one of the top three performance quintiles for most applicable performance periods. At the Board’s request, the Advisor addressed the performance data for the UBS Global Securities Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, and UBS U.S. Securitized Mortgage Relationship Fund, each of which had appeared in one of the lower performance quintiles for the one-year and three-year periods.

In explaining the performance of the UBS Global Securities Relationship Fund, the Advisor discussed the investments that had a negative impact on the Fund’s performance during the past year, noting in particular the impact of security selection and the turmoil in credit markets on the Fund. The Advisor also explained that it believes that the UBS Global Securities Relationship Fund is well positioned for the upcoming market. The Board also noted that, as of the date of the Meeting, the year-to-date performance of the UBS Global Securities Relationship Fund was competitive with the performance of its respective peers.

The Advisor then discussed the factors that had a negative effect on the performance of UBS U.S. Equity Alpha Relationship Fund and UBS U.S. Large Cap Equity Relationship Fund over the past year, noting that the Advisor’s price-to-intrinsic value strategy utilized for each Fund was out of step with a market dynamic that over-emphasized short-term safety at the expense of long-term valuation opportunities. The Advisor provided its view that each Fund was well-positioned to take advantage of improving market conditions that are increasingly demonstrating a renewed focus on stock fundamentals. The Advisor stated that each Fund had already begun to benefit from the improving equity markets, noting that, as of the date of the Meeting, each Fund’s year-to-date performance compared favorably with its respective peers. It also was noted that while each Fund had underperformed during the last year, each Fund’s longer-term performance compared more favorably to its peers.

With respect to the performance of the UBS U.S. Securitized Mortgage Relationship Fund, the Advisor explained that the turmoil in the sub-prime mortgage and credit markets was the primary reason for the Fund’s underperformance, noting in particular the Fund’s allocation to non-agency mortgage-backed securities and certain asset-backed securities. The Advisor explained that it is monitoring the securitized holdings of the Fund in connection with current and anticipated market conditions. The Advisor also noted that it has continued to enhance the securitized credit research process and the depth and experience of the investment professionals on the securitized debt team. The Advisor stated that it believes that the on-going enhancements to the investment process and the additions to the securitized debt team will help to address the performance issues of the Fund.

The Board concluded that the Advisor’s explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor’s efforts to address the underperformance issues of each Fund.

157

UBS Relationship Funds—Board approval of investment advisory agreements (unaudited)

Costs and Expenses.  The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements. The Board also noted that each Fund had the lowest total expenses in its respective Lipper peer group.

Profitability.  In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by certain advisory clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale.  The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

158

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an

Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the UBS Relationship Funds at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE to the registrant’s Report on Form N-CSR filed March 3, 2009 (Accession Number 0001193125-09-048420) (SEC File No. 811-09036).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 8, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer & Principal Accounting Officer

Date:	September 8, 2009